UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07319

Fidelity Covington Trust

(Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

(Address of principal executive offices) (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-563-7000

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Item 1.	Reports to Stockholders

Fidelity® MSCI Consumer Discretionary Index ETF

Fidelity MSCI Consumer Staples Index ETF

Fidelity MSCI Energy Index ETF

Fidelity MSCI Financials Index ETF

Fidelity MSCI Health Care Index ETF

Fidelity MSCI Industrials Index ETF

Fidelity MSCI Information Technology Index ETF

Fidelity MSCI Materials Index ETF

Fidelity MSCI Real Estate Index ETF

Fidelity MSCI Telecommunications Services Index ETF

(To be renamed Fidelity MSCI Communication Services Index ETF effective December 1, 2018)

Fidelity MSCI Utilities Index ETF

Annual Report July 31, 2018

To view a fund’s proxy voting guidelines and proxy voting record for the period ended June, 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any related funds.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

© 2018 FMR LLC. All Rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report	2

Market Recap

The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

3	Annual Report

Fidelity® MSCI Consumer Discretionary Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Consumer Discretionary Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Consumer Discretionary Index ETF – NAVA	21.36%	13.42%
Fidelity MSCI Consumer Discretionary Index ETF – Market PriceB	21.22%	13.19%
MSCI USA IMI Consumer Discretionary IndexA	21.49%	13.56%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Consumer Discretionary Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Consumer Discretionary Index ETF – NAVA	21.65%	13.37%
Fidelity MSCI Consumer Discretionary Index ETF – Market PriceB	21.92%	13.19%
MSCI USA IMI Consumer Discretionary IndexA	21.78%	13.51%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Consumer Discretionary Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Consumer Discretionary Index and the S&P 500 Index performed over the same period.

Annual Report	4

Fidelity® MSCI Consumer Discretionary Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value rose 21.36%, roughly in line with the 21.49% return of the MSCI USA IMI Consumer Discretionary Index. The ETF’s market price gained 21.22% over the same time frame, while the broad-market S&P 500® index returned 16.24%. The consumer discretionary sector benefited from positive business and consumer sentiment. Jobs data also trended positive, as a tight labor market, near historically low unemployment, and wage growth supported the U.S. consumer and continued overall economic expansion. Investors remained confident that the sweeping $1.5 trillion tax reform plan passed in December could boost consumers’ discretionary spending in 2018. Among industries, internet & direct market retail (+61%) – the MSCI sector index’s largest industry component – outperformed, largely on the strength of Amazon.com. Shares of the e-commerce giant advanced 80% the past year, rising largely due to the company’s sustained dominance in its core e-commerce and cloud markets. Other notable industry outperformers included apparel retail (+40%), apparel, accessories & luxury goods (+38%), general merchandise stores (+36%) and home improvement retail (+33%). Conversely, cable & satellite (-15%) struggled amid broader industry concerns, such as cord cutting, as well as M&A activity that was negatively viewed by investors. Liberty Global (-17%) agreed to sell some of its assets to Vodafone, while Comcast (-10%) bid to purchase European pay-TV giant Sky. Housewares & specialties (-47%), household appliances (-18%), broadcasting (-10%) and advertising (-5%) also lagged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

5	Annual Report

Fidelity® MSCI Consumer Discretionary Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
Amazon.com, Inc.	19.5
The Home Depot, Inc.	6.1
The Walt Disney Co.	4.5
Comcast Corp. Class A	4.4
Netflix, Inc.	3.9
McDonald’s Corp.	3.3
NIKE, Inc. Class B	2.7
Booking Holdings, Inc.	2.6
Lowe’s Companies, Inc.	2.2
Starbucks Corp.	2.0

51.2

Industries as of July 31, 2018

*	Includes short-term investments and net other assets.

Annual Report	6

Fidelity® MSCI Consumer Staples Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Consumer Staples Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Consumer Staples Index ETF – NAVA	-0.06%	8.26%
Fidelity MSCI Consumer Staples Index ETF – Market PriceB	0.06%	8.00%
MSCI USA IMI Consumer Staples IndexA	0.09%	8.42%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Consumer Staples Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Consumer Staples Index ETF – NAVA	-2.94%	7.60%
Fidelity MSCI Consumer Staples Index ETF – Market PriceB	-2.94%	7.31%
MSCI USA IMI Consumer Staples IndexA	-2.80%	7.76%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Consumer Staples Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Consumer Staples Index and the S&P 500 Index performed over the same period.

7	Annual Report

Fidelity® MSCI Consumer Staples Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value returned -0.06%, roughly in line with the 0.09% return of the MSCI USA IMI Consumer Staples Index. The ETF’s market price gained 0.06% over the same time frame, while the broad-market S&P 500® index returned 16.24%. Consumer staples significantly underperformed the broader equity market, as an overall acceleration in global economic activity, among other factors, helped amplify gains for the market’s cyclical sectors, while more-defensive areas such as staples lagged. Even as volatility hit the markets in 2018, the sector underperformed as companies here were hurt by weaker earnings than firms in higher-growth sectors. In addition, the sector was held back by macro headwinds such as trade tensions, rising commodity prices and changes to the U.S. tax code that favored domestically focused firms over those with international exposure, such as many staples names. Among major industry components of the MSCI sector index, tobacco (-16%) was a major laggard. Names here such as Philip Morris International (-23%) fell on proposed regulatory changes in the U.S. focused on limiting nicotine content in tobacco products, as well increased competition from alternative tobacco products, including e-cigarettes. The household products (-5%) and packaged foods & meats (-4%) groups also underperformed. Conversely, hypermarkets & super centers (+23%) advanced, benefiting from favorable results from warehouse club Costco Wholesale (+39%). Soft drinks (+6%) also outpaced the sector index, lifted by shares of Keurig Dr Pepper (+37%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	8

Fidelity® MSCI Consumer Staples Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
The Procter & Gamble Co.	11.4
The Coca-Cola Co.	10.6
PepsiCo, Inc.	9.2
Philip Morris International, Inc.	7.6
Walmart, Inc.	7.4
Altria Group, Inc.	4.9
Costco Wholesale Corp.	4.8
Mondelez International, Inc. Class A	3.6
Walgreens Boots Alliance, Inc.	3.2
Colgate-Palmolive Co.	3.2

65.9

Industries as of July 31, 2018

*	Includes short-term investments and net other assets.

9	Annual Report

Fidelity® MSCI Energy Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Energy Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Energy Index ETF – NAVA	20.52%	-0.72%
Fidelity MSCI Energy Index ETF – Market PriceB	20.43%	-0.67%
MSCI USA IMI Energy IndexA	20.66%	-0.62%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Energy Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Energy Index ETF – NAVA	21.94%	-0.99%
Fidelity MSCI Energy Index ETF – Market PriceB	21.87%	-0.93%
MSCI USA IMI Energy IndexA	22.08%	-0.88%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Energy Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Energy Index and the S&P 500 Index performed over the same period.

Annual Report	10

Fidelity® MSCI Energy Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value returned 20.52%, roughly in line with the 20.66% result of the MSCI USA IMI Energy Index. The ETF’s market price returned 20.43% over the same time frame, while the broad-market S&P 500® index rose 16.24%. A 40% increase in the per-barrel price of crude oil, driven by incremental global demand and falling inventory levels, boosted corporate profitability in the sector the past 12 months. Energy stocks rallied accordingly. Looking at industries, oil & gas refining & marketing gained roughly 62%, benefiting from widening “crack spreads” – the gap between the input cost of crude oil and the selling price of refined fuel. Global demand for refined petroleum increased this period more than the rise in crude-oil prices, particularly in the first half of the reporting period and for refiners operating near the Permian Basin in Texas. Several refining stocks were among the sector’s top performers the past year, including HollyFrontier (+167%), Valero Energy (+77%) and Phillips 66 (+52%). Oil & gas exploration & production (E&P) stocks gained 30%, directly benefiting from higher crude-oil prices, which flow to a company’s bottom line. Within the E&P industry, ConocoPhilips (+62%), Anadarko Petroleum (+62%) and EOG Resources (+36%) stood out. Oil & gas drilling also performed well, returning 23%, in large part due to the oil-price tailwind. Conversely, integrated oil & gas – the sector’s largest industry this period – gained about 14%, trailing the sector. Here, industry behemoth Exxon Mobil (+6%) was among the notable laggards. The oil & gas equipment & services (+5%) industry also underperformed, hurt by relative weakness in sizable index constituent Schlumberger (+1%). The sector’s top individual detractors included Kinder Morgan (-10%), EQT (-22%) and Ultra Petroleum (-82%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

11	Annual Report

Fidelity® MSCI Energy Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
Exxon Mobil Corp.	19.9
Chevron Corp.	13.9
Schlumberger Ltd.	5.4
ConocoPhillips	4.9
EOG Resources, Inc.	4.3
Occidental Petroleum Corp.	3.7
Phillips 66	3.2
Valero Energy Corp.	3.0
Anadarko Petroleum Corp.	2.2
Marathon Petroleum Corp.	2.2

62.7

Industries as of July 31, 2018

Annual Report	12

Fidelity® MSCI Financials Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Financials Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Financials Index ETF – NAVA	13.23%	13.13%
Fidelity MSCI Financials Index ETF – Market PriceB	13.28%	13.20%
MSCI USA IMI Financials IndexA	13.32%	13.26%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Financials Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Financials Index ETF – NAVA	9.89%	12.28%
Fidelity MSCI Financials Index ETF – Market PriceB	9.90%	12.35%
MSCI USA IMI Financials IndexA	9.98%	12.40%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Financials Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Financials Index and the S&P 500 Index performed over the same period.

13	Annual Report

Fidelity® MSCI Financials Index ETF

Management’s Discussion of Fund Performance

For the 12 months ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value rose 13.23%, versus the 13.32% return of the MSCI USA IMI Financials Index. The ETF’s market price gained 13.28% over the same period, while the broad-based S&P 500® index returned 16.24%. Financials stocks benefited from lower U.S. corporate tax rates, favorable economic data, higher interest rates and positive regulatory stress-test results for most big U.S. banks. Rising inflation expectations and mounting global trade tensions, however, were headwinds. Within the MSCI index, the two largest industry groups – diversified banks, notably JPMorgan Chase & Co. (+28%) and Bank of America (+30%), and regional banks – stood out. Financial exchanges & data, led by CME Group (+35%), gained as the stability of the segment’s business model and revenue growth attracted investors. Increased volatility and higher trading volumes helped the investment banking & brokerage group, while consumer finance stocks rose amid better-than-expected credit conditions. By contrast, within the MSCI index, rising inflation expectations and catastrophe losses pressured insurance stocks. Weak performers included multiline insurer American International Group (-14%) and life & health insurer Prudential Financial (-8%). Elsewhere, increased competition kept asset management & custody banks in check. Here, asset management companies Invesco (-19%) and Federated Investors (-13%) lagged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	14

Fidelity® MSCI Financials Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
JPMorgan Chase & Co.	9.7
Bank of America Corp.	7.4
Wells Fargo & Co.	6.6
Berkshire Hathaway, Inc. Class B	6.2
Citigroup, Inc.	4.5
The Goldman Sachs Group, Inc.	2.1
US Bancorp	2.1
American Express Co.	1.8
The PNC Financial Services Group, Inc.	1.7
Morgan Stanley	1.7

43.8

Industries as of July 31, 2018

*	Includes short-term investments and net other assets.

15	Annual Report

Fidelity® MSCI Health Care Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Health Care Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Health Care Index ETF – NAVA	15.34%	14.05%
Fidelity MSCI Health Care Index ETF – Market PriceB	15.47%	13.87%
MSCI USA IMI Health Care IndexA	15.47%	14.19%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Health Care Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Health Care Index ETF – NAVA	9.39%	12.92%
Fidelity MSCI Health Care Index ETF – Market PriceB	9.37%	12.75%
MSCI USA IMI Health Care IndexA	9.52%	13.06%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Health Care Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Health Care Index and the S&P 500 Index performed over the same period.

Annual Report	16

Fidelity® MSCI Health Care Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value gained 15.34%, roughly in line with the 15.47% return of the MSCI USA IMI Health Care Index. The ETF’s market price gained 15.47% over the same time frame, while the broad-market S&P 500® index returned 16.24%. Health care companies generally benefited from continued strong demand for products and services, due in part to the secular trend of an aging population. Many firms here boasted strong fundamentals and financials, and new innovations drove growth in several industries. However, the sector modestly lagged the broad market the past year, partly due to the poor performance of the health care distributors industry (-23%). Here, names such as drug distributor McKesson (-22%) fell on industry concerns about generic drug pricing, inventories and competition among drug wholesalers, as online retailer Amazon.com made moves to enter the market. Pharmaceuticals and biotechnology – the index’s largest industries – each gained about 8%, underperforming the MSCI sector index. Stocks from both groups – including Celegene (-33%) and Allergan (-26%) – were hampered by increasing political rhetoric around drug-pricing practices, along with company-specific factors. Conversely, managed health care (+32%) stocks, such as Anthem (+38%), rallied strongly this period. Anthem, in particular, benefited from consecutive quarters of better-than-expected earnings in 2018, as well as an increase in the firm’s full-year profits estimate. The health care equipment (+26%) segment, another significant index component, rose on strong results from names like medical device maker Becton Dickinson (+26%), which advanced on quarterly revenue and earnings that beat analysts’ expectations.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

17	Annual Report

Fidelity® MSCI Health Care Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
Johnson & Johnson	8.8
UnitedHealth Group, Inc.	6.0
Pfizer, Inc.	5.9
Merck & Co., Inc.	4.4
AbbVie, Inc.	3.4
Amgen, Inc.	3.3
Medtronic PLC	3.0
Abbott Laboratories	2.8
Gilead Sciences, Inc.	2.5
Eli Lilly & Co.	2.4

42.5

Industries as of July 31, 2018

*	Includes short-term investments and net other assets.

Annual Report	18

Fidelity® MSCI Industrials Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Industrials Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Industrials Index ETF – NAVA	15.08%	11.76%
Fidelity MSCI Industrials Index ETF – Market PriceB	14.97%	11.50%
MSCI USA IMI Industrials IndexA	15.21%	11.89%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Industrials Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Industrials Index ETF – NAVA	8.51%	10.45%
Fidelity MSCI Industrials Index ETF – Market PriceB	8.44%	10.23%
MSCI USA IMI Industrials IndexA	8.62%	10.58%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Industrials Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Industrials Index and the S&P 500 Index performed over the same period.

19	Annual Report

Fidelity® MSCI Industrials Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value returned 15.08%, in line with the 15.21% result of the MSCI USA IMI Industrials Index. The ETF’s market price returned 14.97% over the same time frame, while the broad-market S&P 500® index returned 16.24%. Industrials finished near the middle of the pack among the 11 S&P 500® sectors this period. Among groups with a meaningful representation in the MSCI sector index, railroads (+46%) performed well, benefiting from tight capacity and strong pricing. Norfolk Southern (+53%) and Union Pacific (+49%) helped lift this group. Aerospace & defense (+26%) was another strong-performing index group. Boeing (+50%) was a standout here, driven earlier in the period by the Trump administration’s promise to boost military spending and an anticipated cash boost from December’s tax-reform package. Air freight & logistics (+20%) contributed as well. Conversely, industrial conglomerates (-13%) was a meaningful drag on the sector’s result. Much of this was due to General Electric (-45%). These shares had a sizable meltdown amid a change of leadership, the company’s first dividend cut since 2009 and, in the third quarter of 2017, its largest quarterly earnings miss in roughly 17 years. Airlines (+6%) also lagged.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	20

Fidelity® MSCI Industrials Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
The Boeing Co.	6.7
3M Co.	4.2
Honeywell International, Inc.	4.0
General Electric Co.	3.9
Union Pacific Corp.	3.9
United Technologies Corp.	3.4
Caterpillar, Inc.	2.9
Lockheed Martin Corp.	2.8
United Parcel Service, Inc. Class B	2.8
FedEx Corp.	2.1

36.7

Industries as of July 31, 2018

*	Includes short-term investments and net other assets.

21	Annual Report

Fidelity® MSCI Information Technology Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Information Technology Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past	Life of
	1 Year	fund
Fidelity MSCI Information Technology Index ETF – NAVA	27.92%	19.74%
Fidelity MSCI Information Technology Index ETF – Market PriceB	27.97%	19.90%
MSCI USA IMI Information Technology IndexA	28.09%	19.86%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Information Technology Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past	Life of
	1 Year	fund
Fidelity MSCI Information Technology Index ETF – NAVA	30.54%	19.62%
Fidelity MSCI Information Technology Index ETF – Market PriceB	30.67%	19.79%
MSCI USA IMI Information Technology IndexA	30.71%	19.74%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Information Technology Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Information Technology Index and the S&P 500 Index performed over the same period.

Annual Report	22

Fidelity® MSCI Information Technology Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value returned 27.92%, roughly in line with the 28.09% result of the MSCI USA IMI Information Technology Index. The ETF’s market price returned 27.97% over the same time frame, while the broad-market S&P 500® index returned 16.24%. Technology was the best performer among the 11 S&P 500® sectors this period. Among groups with a meaningful representation in the MSCI index, application software (+43%) was a standout, paced by stocks such as Adobe Systems (+ 67%) and Salesforce.com (+51%), as both companies moved to solidify their respective niches in cloud-computing software. Systems software (+36%) also outperformed, lifted partly by index heavyweight Microsoft (+49%). Data processing & outsourced services (+35%) did quite well, aided by Mastercard (+56%) and Visa (+38%). None of the MSCI index’s industry groups recorded negative returns this period. In fact, all of them posted double-digit gains except for two with negligible weightings: electronic manufacturing services (+7%) and technology distributors (+8%). Internet software & services (+21%) slightly lagged the index, weighed down by Facebook (+2%), which was hampered by privacy concerns about user data. IT consulting & other services (+17%) also lagged, partly because of IBM (+4%).

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

23	Annual Report

Fidelity® MSCI Information Technology Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s
net assets
Apple, Inc.	13.6
Microsoft Corp.	11.0
Facebook, Inc. Class A	5.8
Alphabet, Inc. Class C	5.4
Alphabet, Inc. Class A	5.2
Visa, Inc. Class A	3.5
Intel Corp.	3.2
Cisco Systems, Inc.	2.9
Mastercard, Inc. Class A	2.6
Oracle Corp.	2.1

55.3

Industries as of July 31, 2018

*	Includes short-term investments and net other assets.

Annual Report	24

Fidelity® MSCI Materials Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Materials Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past	Life of
	1 Year	fund
Fidelity MSCI Materials Index ETF – NAVA	11.54%	9.07%
Fidelity MSCI Materials Index ETF – Market PriceB	11.60%	8.81%
MSCI USA IMI Materials IndexA	11.49%	9.13%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Materials Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past	Life of
	1 Year	fund
Fidelity MSCI Materials Index ETF – NAVA	9.71%	8.54%
Fidelity MSCI Materials Index ETF – Market PriceB	9.74%	8.30%
MSCI USA IMI Materials IndexA	9.65%	8.60%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Materials Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Materials Index and the S&P 500 Index performed over the same period.

25	Annual Report

Fidelity® MSCI Materials Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value returned 11.54%, in line with the 11.49% result of the MSCI USA IMI Materials Index. The ETF’s market price returned 11.60% over the same time frame, while the broad-market S&P 500® index returned 16.24%. Materials finished near the middle of the pack among the 11 S&P 500® sectors. Steel (+26%) stood out as one of the best-performing industry groups in the index this period. Tariffs on foreign steel and lower U.S. corporate taxes were potent drivers for this group. Industrial gases (+26%) did about as well. Praxair (+31%), one of the stocks in this group, was being pursued as a takeover target by Germany-based rival Linde, which was one factor boosting Praxair’s stock. Commodity chemicals (+19%) and fertilizers & agricultural chemicals (+16%) were other index groups that outperformed this period. Conversely, the silver (-30%) industry was by far the weakest-performing group in the index, although gold (-1%) held up much better. Both precious metals were hurt near period end by an appreciating U.S. dollar. Construction materials (-8%) also struggled, partly because of Martin Marietta Materials (-11%). Metal & glass containers (-8%) further detracted. Crown Holdings (-24%) was a notably weak component of that group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	26

Fidelity® MSCI Materials Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s
net assets
DowDuPont, Inc.	18.1
Praxair, Inc.	5.4
The Sherwin-Williams Co.	4.2
LyondellBasell Industries N.V. Class A	4.2
Ecolab, Inc.	4.1
Air Products & Chemicals, Inc.	4.0
PPG Industries, Inc.	3.1
Freeport-McMoRan, Inc.	2.6
Nucor Corp.	2.4
International Paper Co.	2.4

50.5

Industries as of July 31, 2018

27	Annual Report

Fidelity® MSCI Real Estate Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Real Estate Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past	Life of
	1 Year	fund
Fidelity MSCI Real Estate Index ETF – NAVA	4.53%	4.35%
Fidelity MSCI Real Estate Index ETF – Market PriceB	4.52%	3.88%
MSCI USA IMI Real Estate IndexA	4.61%	4.39%
S&P 500 IndexA	16.24%	12.27%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Real Estate Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past	Life of
	1 Year	fund
Fidelity MSCI Real Estate Index ETF – NAVA	5.19%	4.25%
Fidelity MSCI Real Estate Index ETF – Market PriceB	5.26%	3.80%
MSCI USA IMI Real Estate IndexA	5.26%	4.29%
S&P 500 IndexA	14.37%	11.40%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From February 2, 2015.

B	From February 5, 2015, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Real Estate Index ETF – NAV on February 2, 2015, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Real Estate Index and the S&P 500 Index performed over the same period.

Annual Report	28

Fidelity® MSCI Real Estate Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value returned 4.53%, roughly in line with the 4.61% result of the MSCI USA IMI Real Estate Index. The ETF’s market price returned 4.52% over the same time frame, while the broad-market S&P 500® index rose 16.24%. In an up-and-down market environment for real estate investment trusts (REITs), certain industries enjoyed very strong performance while others significantly lagged. Self-storage REITs, for example, tended to perform well after an earlier stretch of underperformance. In this industry, Public Storage and Extra Space Storage were notable contributors, gaining 10% and about 23%, respectively, the past 12 months. Hotel & resort REITs also performed well, benefiting from their relative economic sensitivity. Here, Host Hotels & Resorts rose roughly 17%. Other notable contributors included mall REIT Simon Property Group (+17%), wireless infrastructure owners American Tower (+11%) and Crown Castle International (+15%), and real estate services company CBRE Group (+32%). In contrast, various health care REITs struggled this period, as excess supply in the senior-housing industry weighed on the category. Notable health care detractors included Ventas (-12%), Welltower (-10%) and HCP (-14%). Elsewhere, the fund’s biggest individual challenge was Colony Capital (-54%), which in March reported disappointing quarterly earnings and sharply cut its dividend. Other laggards included apartment REITs AvalonBay Communities (-5%) and Essex Property Trust (-5%), as well as shopping-center REIT Kimco Realty (-11%), which struggled amid investors’ concern about a tough business environment for its retail tenants.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

29	Annual Report

Fidelity® MSCI Real Estate Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s
net assets
American Tower Corp.	6.0
Simon Property Group, Inc.	5.2
Crown Castle International Corp.	4.1
Prologis, Inc.	3.2
Equinix, Inc.	3.2
Public Storage	3.1
Weyerhaeuser Co.	2.4
Digital Realty Trust, Inc.	2.3
AvalonBay Communities, Inc.	2.2
Equity Residential	2.2

33.9

Industries as of July 31, 2018

Annual Report	30

Fidelity® MSCI Telecommunication Services Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Telecommunication Services Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Telecommunication Services Index ETF – NAVA	-5.14%	6.51%
Fidelity MSCI Telecommunication Services Index ETF – Market PriceB	-4.85%	6.58%
MSCI USA IMI Telecommunication Services 25/50 IndexA	-5.15%	6.56%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Telecommunication Services Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity MSCI Telecommunication Services Index ETF – NAVA	-4.11%	6.38%
Fidelity MSCI Telecommunication Services Index ETF – Market PriceB	-4.11%	6.38%
MSCI USA IMI Telecommunication Services 25/50 IndexA	-4.08%	6.43%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Telecommunication Services Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Telecommunication Services 25/50 Index and the S&P 500 Index performed over the same period.

31	Annual Report

Fidelity® MSCI Telecommunication Services Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value returned -5.14%, roughly in line with the -5.15% result of the MSCI USA IMI Telecommunication Services 25/50 Index. The ETF’s market price returned 4.85% over the same time frame, while the broad-market S&P 500® index rose 16.24%. In a strong market for equities, telecommunication services stocks lagged, as they are generally considered among the most defensive and conservative areas of the market. Integrated telecommunication services (-10%), comprising 57% of the MSCI index, performed poorly, mainly due to fierce competition and lackluster revenue growth among many of the service providers. Within this segment, shares of wireless provider AT&T (-13%) notably fell, as its DirecTV business declined quicker than anticipated and numerous hurdles in AT&T’s acquisition of Time Warner weighed on the company’s stock. Conversely, alternative carriers (+7%), representing 24% of the MSCI index, delivered the best result, led by a strong showing from cloud-based service providerVonage (+95%), as the company executed well in its transition from consumer voice services to business-to-business communications.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: On December 1, 2018, the fund’s name will change to MSCI Communication Services Index ETF, and its supplemental benchmark will change from the MSCI USA IMI Telecommunication Services 25/50 Index to the MSCI USA IMI Communication Services 25/50 Index.

Annual Report	32

Fidelity® MSCI Telecommunication Services Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
AT&T, Inc.	24.3
Verizon Communications, Inc.	22.2
T-Mobile US, Inc.	4.4
CenturyLink, Inc.	4.3
Zayo Group Holdings, Inc.	3.8
Vonage Holdings Corp.	3.6
Iridium Communications, Inc.	3.2
Sprint Corp.	3.1
ATN International, Inc.	2.7
pdvWireless, Inc.	2.6

74.2

Industries as of July 31, 2018

33	Annual Report

Fidelity® MSCI Utilities Index ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® MSCI Utilities Index ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes average annual total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/sector-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past	Life of
	1 Year	fund
Fidelity MSCI Utilities Index ETF – NAVA	3.83%	10.96%
Fidelity MSCI Utilities Index ETF – Market PriceB	3.79%	10.76%
MSCI USA IMI Utilities IndexA	3.98%	11.13%
S&P 500 IndexA	16.24%	12.84%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® MSCI Utilities Index ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past	Life of
	1 Year	fund
Fidelity MSCI Utilities Index ETF – NAVA	4.66%	10.75%
Fidelity MSCI Utilities Index ETF – Market PriceB	4.69%	10.55%
MSCI USA IMI Utilities IndexA	4.81%	10.91%
S&P 500 IndexA	14.37%	12.21%

This information shows the returns of the fund and its indices for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From October 21, 2013.

B	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.084%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity MSCI Utilities Index ETF – NAV on October 21, 2013, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI USA IMI Utilities Index and the S&P 500 Index performed over the same period.

Annual Report	34

Fidelity® MSCI Utilities Index ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value returned 3.83%, roughly in line with the 3.98% return of the MSCI USA IMI Utilities Index. The ETF’s market price returned 3.79% over the same time frame, while the broad-market S&P 500® index rose 16.24%. In a strong market for equities, utilities lagged, as they are generally considered a more defensive and conservative area of the market. Multi-utilities (+4%) and electric utilities (+2%), together representing 86% of the MSCI index, anchored the fund’s return. Many of the high-dividend-yielding regulated companies within these groups had performed well earlier in the period, but subsequently sold off, as investors began emphasizing strong business fundamentals over high yields. Independent power producers & energy traders (+26%), comprising 3% of the MSCI index, performed best, bolstered by their strong dividend growth and business fundamentals. Water utilities (12%), representing 4% of the MSCI index, also delivered a strong return, as consolidation in this segment lifted valuations in the group. The index’s top contributor overall was electric company NextEra Energy (+18%). Independent power producers Dynegy (42%), AES (24%) and Vistra Energy (21%) also contributed. Conversely, renewable energy (-4%), comprising 1% of the MSCI index, delivered the weakest result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or BlackRock Fund Advisors (the ETF’s subadviser) or any other person in the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and BlackRock disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

35	Annual Report

Fidelity® MSCI Utilities Index ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
NextEra Energy, Inc.	9.6
Duke Energy Corp.	7.0
The Southern Co.	6.0
Dominion Energy, Inc.	5.7
Exelon Corp.	5.0
American Electric Power Co., Inc.	4.3
Sempra Energy	3.4
Public Service Enterprise Group, Inc.	3.2
Consolidated Edison, Inc.	3.0
Xcel Energy, Inc.	2.9

50.1

Industries as of July 31, 2018

Annual Report	36

Fidelity MSCI Consumer Discretionary Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.9%
	Shares	Value
AUTO COMPONENTS – 2.9%
Auto Parts & Equipment – 2.7%
Adient PLC	14,787	$704,305
American Axle & Manufacturing Holdings, Inc. (a)	18,567	310,440
Aptiv PLC	44,390	4,353,327
Autoliv, Inc.	14,514	1,487,104
BorgWarner, Inc.	35,246	1,622,021
Cooper-Standard Holding, Inc. (a)	2,983	402,108
Dana, Inc.	24,181	516,264
Delphi Technologies PLC	14,775	667,387
Dorman Products, Inc. (a)	4,754	355,029
Fox Factory Holding Corp. (a)	6,302	313,209
Gentex Corp.	45,758	1,061,586
Gentherm, Inc. (a)	6,245	282,899
LCI Industries	4,167	383,156
Lear Corp.	11,186	2,014,934
Modine Manufacturing Co. (a)	8,503	148,377
Motorcar Parts of America, Inc. (a)	3,246	70,114
Standard Motor Products, Inc.	3,407	166,057
Stoneridge, Inc. (a)	4,562	155,108
Superior Industries International, Inc.	4,103	75,290
Tenneco, Inc.	8,606	396,737
Tower International, Inc.	3,478	112,339
Veoneer, Inc. (a)	14,514	759,082
Visteon Corp. (a)	5,157	603,782

		16,960,655

Tires & Rubber – 0.2%
Cooper Tire & Rubber Co.	8,474	241,933
The Goodyear Tire & Rubber Co.	40,070	970,095

		1,212,028

TOTAL AUTO COMPONENTS		18,172,683

AUTOMOBILES – 3.6%
Automobile Manufacturers – 3.4%
Ford Motor Co.	619,283	6,217,601
General Motors Co.	210,873	7,994,195
Tesla Motors, Inc. (a)	21,166	6,310,431
Thor Industries, Inc.	8,783	833,068
Winnebago Industries, Inc.	5,064	202,054

		21,557,349

Motorcycle Manufacturers – 0.2%
Harley-Davidson, Inc.	28,082	1,204,437

TOTAL AUTOMOBILES		22,761,786

DISTRIBUTORS – 0.9%
Distributors – 0.9%
Core-Mark Holding Co., Inc.	7,890	190,780
Genuine Parts Co.	24,530	2,387,014
LKQ Corp. (a)	51,801	1,736,370

	Shares	Value
Pool Corp.	6,774	$1,038,115

TOTAL DISTRIBUTORS		5,352,279

DIVERSIFIED CONSUMER SERVICES – 1.4%
Education Services – 0.7%
Adtalem Global Education, Inc. (a)	10,055	548,500
American Public Education, Inc. (a)	2,790	123,039
Bright Horizons Family Solutions, Inc. (a)	9,215	985,913
Cambium Learning Group, Inc. (a)	2,680	31,785
Capella Education Co.	1,980	205,920
Career Education Corp. (a)	11,694	215,170
Chegg, Inc. (a)	15,588	431,787
Graham Holdings Co. Class B	763	426,517
Grand Canyon Education, Inc. (a)	8,054	938,533
Houghton Mifflin Harcourt Co. (a)	17,346	110,147
K12, Inc. (a)	5,852	95,739
Laureate Education, Inc. Class A (a)	8,988	133,112
Strategic Education, Inc.	1,791	211,051

		4,457,213

Specialized Consumer Services – 0.7%
Carriage Services, Inc.	2,586	64,624
H&R Block, Inc.	34,856	876,977
Regis Corp. (a)	5,799	101,250
Service Corp. International	30,842	1,213,633
ServiceMaster Global Holdings, Inc. (a)	22,536	1,284,327
Sotheby’s (a)	6,570	348,933
Weight Watchers International, Inc. (a)	6,632	593,763

		4,483,507

TOTAL DIVERSIFIED CONSUMER SERVICES		8,940,720

HOTELS, RESTAURANTS & LEISURE – 15.0%
Casinos & Gaming – 2.3%
Boyd Gaming Corp.	14,076	525,739
Caesars Entertainment Corp. (a)	98,952	1,118,158
Churchill Downs, Inc.	2,033	581,336
Eldorado Resorts, Inc. (a)	8,399	359,897
Golden Entertainment, Inc. (a)	3,190	99,305
Las Vegas Sands Corp.	65,845	4,734,256
MGM Resorts International	89,912	2,820,539
Monarch Casino & Resort, Inc. (a)	1,965	93,672
Penn National Gaming, Inc. (a)	7,483	239,830
Pinnacle Entertainment, Inc. (a)	9,118	303,082
PlayAGS, Inc. (a)	2,015	57,528
Red Rock Resorts, Inc. Class A	11,466	405,208
Scientific Games Corp. Class A (a)	8,968	430,912
Wynn Resorts Ltd.	16,260	2,711,843

		14,481,305

See accompanying notes which are an integral part of the financial statements.

37	Annual Report

Fidelity MSCI Consumer Discretionary Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
HOTELS, RESTAURANTS & LEISURE – continued
Hotels, Resorts & Cruise Lines – 3.9%
BBX Capital Corp.	10,679	$93,121
Belmond Ltd. Class A (a)	13,923	156,634
Carnival Corp.	71,352	4,226,892
Choice Hotels International, Inc.	6,132	475,843
Extended Stay America, Inc.	32,075	682,877
Hilton Grand Vacations, Inc. (a)	16,112	557,314
Hilton Worldwide Holdings, Inc.	47,658	3,748,778
ILG, Inc.	17,584	603,659
Lindblad Expeditions Holdings, Inc. (a)	4,189	55,462
Marriott International, Inc. Class A	50,756	6,488,647
Marriott Vacations Worldwide Corp.	3,762	448,092
Norwegian Cruise Line Holdings Ltd. (a)	35,618	1,781,969
Playa Hotels & Resorts N.V. (a)	8,714	90,538
Royal Caribbean Cruises Ltd.	28,571	3,221,666
Wyndham Destinations, Inc.	16,622	766,607
Wyndham Hotels & Resorts, Inc.	16,622	964,076

		24,362,175

Leisure Facilities – 0.6%
International Speedway Corp. Class A	4,150	179,695
Planet Fitness, Inc., Class A (a)	14,535	690,703
SeaWorld Entertainment, Inc. (a)	9,169	195,300
Six Flags Entertainment Corp.	11,980	778,101
Speedway Motorsports, Inc.	1,973	34,823
Vail Resorts, Inc.	6,758	1,871,088

		3,749,710

Restaurants – 8.2%
Aramark	41,141	1,654,280
Biglari Holdings, Inc. Class A (a)	20	19,548
Biglari Holdings, Inc. Class B (a)	168	31,824
BJ’s Restaurants, Inc. (a)	3,465	219,161
Bloomin’ Brands, Inc.	13,066	252,696
Bojangles’, Inc. (a)	3,348	44,026
Brinker International, Inc.	7,732	364,718
Carrols Restaurant Group, Inc. (a)	5,979	86,696
Chipotle Mexican Grill, Inc. (a)	4,198	1,820,505
Chuys Holdings, Inc. (a)	2,899	91,753
Cracker Barrel Old Country Store, Inc.	3,202	469,077
Darden Restaurants, Inc.	20,655	2,208,846
Dave & Buster’s Entertainment, Inc. (a)	6,761	332,303
Del Taco Restaurants, Inc. (a)	5,763	74,573
Denny’s Corp. (a)	10,808	157,256
Dine Brands Global, Inc.	2,883	204,780
Domino’s Pizza, Inc.	6,838	1,796,069
Dunkin’ Brands Group, Inc.	13,710	954,627
El Pollo Loco Holdings, Inc. (a)	4,088	47,421
Fiesta Restaurant Group, Inc. (a)	4,235	123,027
Jack in the Box, Inc.	4,925	414,882
McDonald’s Corp.	132,676	20,901,777

	Shares	Value
Papa John’s International, Inc.	4,242	$177,994
Potbelly Corp. (a)	4,083	50,629
Red Robin Gourmet Burgers, Inc. (a)	2,206	104,344
Ruth’s Hospitality Group, Inc.	4,921	142,463
Shake Shack, Inc. Class A (a)	4,082	254,431
Sonic Corp.	5,207	183,026
Starbucks Corp.	234,739	12,297,976
Texas Roadhouse, Inc. Class A	11,302	710,218
The Cheesecake Factory, Inc.	7,262	406,890
Wendy’s Co.	31,933	532,643
Wingstop, Inc. (a)	4,856	239,644
Yum! Brands, Inc.	55,513	4,401,626

		51,771,729

TOTAL HOTELS, RESTAURANTS & LEISURE		94,364,919

HOUSEHOLD DURABLES – 3.5%
Consumer Electronics – 0.2%
Garmin Ltd.	18,828	1,175,809
GoPro, Inc. Class A (a)	18,666	109,009
Universal Electronics, Inc. (a)	2,543	88,878

		1,373,696

Home Furnishings – 0.6%
Ethan Allen Interiors, Inc.	4,390	98,775
Hooker Furniture Corp.	1,963	88,433
La-Z-Boy, Inc.	7,852	239,486
Leggett & Platt, Inc.	22,049	960,675
Mohawk Industries, Inc. (a)	10,561	1,989,270
Tempur Sealy International, Inc. (a)	7,701	376,348

		3,752,987

Homebuilding – 1.9%
Beazer Homes U.S.A., Inc. (a)	5,253	67,291
Cavco Industries, Inc. (a)	1,449	307,840
Century Communities, Inc. (a)	3,807	116,113
D.R. Horton, Inc.	59,692	2,608,540
Green Brick Partners, Inc. (a)	4,221	40,944
Hovnanian Enterprises, Inc.
Class A (a)	19,771	31,040
Installed Building Products, Inc. (a)	3,700	202,020
KB Home	13,021	309,249
Lennar Corp. Class A	47,921	2,504,831
LGI Homes, Inc. (a)	3,193	165,046
M.D.C. Holdings, Inc.	7,551	219,281
M/I Homes, Inc. (a)	4,752	122,887
Meritage Homes Corp. (a)	6,438	277,800
NVR, Inc. (a)	586	1,617,026
PulteGroup, Inc.	45,575	1,298,432
Taylor Morrison Home Corp. Class A (a)	18,632	363,883
Toll Brothers, Inc.	24,350	858,581
TopBuild Corp. (a)	5,920	439,737
TRI Pointe Group, Inc. (a)	25,212	357,254

See accompanying notes which are an integral part of the financial statements.

Annual Report	38

Common Stocks – continued
	Shares	Value
HOUSEHOLD DURABLES – continued
Homebuilding – continued
William Lyon Homes Class A (a)	5,866	$128,055

		12,035,850

Household Appliances – 0.4%
Hamilton Beach Brands Holding Co. Class A (a)	1,197	30,404
Helen of Troy Ltd. (a)	4,502	515,704
iRobot Corp. (a)	4,659	369,226
Whirlpool Corp.	10,783	1,413,651

		2,328,985

Housewares & Specialties – 0.4%
Newell Brands, Inc.	81,957	2,146,454
Tupperware Brands Corp.	8,518	312,696

		2,459,150

TOTAL HOUSEHOLD DURABLES		21,950,668

INTERNET & DIRECT MARKETING RETAIL – 27.3%
Internet & Direct Marketing Retail – 19.4%
Amazon.com, Inc. (a)	68,717	122,140,345

Internet Retail – 7.9%
1-800-FLOWERS.com, Inc. Class A (a)	4,352	63,104
Booking Holdings, Inc. (a)	8,064	16,359,598
Duluth Holdings, Inc. Class B (a)	3,188	73,388
Expedia Group, Inc.	20,916	2,799,397
Groupon, Inc. Class A (a)	74,898	350,523
Lands’ End, Inc. (a)	2,038	49,421
Liberty Expedia Holdings, Inc. Class A (a)	9,074	437,095
Liberty TripAdvisor Holdings, Inc. Class A (a)	12,019	200,116
Netflix, Inc. (a)	72,467	24,453,989
NutriSystem, Inc.	5,066	202,640
Overstock.com, Inc. (a)	2,827	100,782
PetMed Express, Inc.	3,410	126,613
Qurate Retail, Inc. (a)	75,178	1,600,540
Shutterfly, Inc. (a)	5,153	423,886
TripAdvisor, Inc. (a)	17,888	1,037,325
Wayfair, Inc. Class A (a)	9,680	1,053,378

		49,331,795

TOTAL INTERNET & DIRECT MARKETING RETAIL		171,472,140

LEISURE PRODUCTS – 0.9%
Leisure Products – 0.9%
Acushnet Holdings Corp.	5,725	138,373
American Outdoor Brands Corp. (a)	9,195	87,077
Brunswick Corp.	14,593	938,330
Callaway Golf Co.	15,772	303,453
Hasbro, Inc.	19,733	1,965,604
Mattel, Inc.	57,355	910,224

	Shares	Value
Nautilus, Inc. (a)	5,279	$75,226
Polaris Industries, Inc.	10,032	1,057,573
Sturm, Ruger & Co., Inc.	2,908	157,614
Vista Outdoor, Inc. (a)	9,521	154,621

TOTAL LEISURE PRODUCTS		5,788,095

MEDIA – 17.6%
Advertising – 0.7%
Clear Channel Outdoor Holding, Inc. Class A	6,328	28,160
Emerald Expositions Events, Inc.	3,223	62,204
Interpublic Group of Companies, Inc.	64,392	1,452,039
MDC Partners, Inc. Class A (a)	9,787	49,914
National CineMedia, Inc.	13,673	112,939
Omnicom Group, Inc.	38,471	2,647,959

		4,353,215

Broadcasting – 1.2%
AMC Networks, Inc. Class A (a)	8,206	494,740
CBS Corp. Class B (non-vtg.)	57,658	3,036,847
Discovery, Inc. Class A (a)	25,683	682,654
Discovery, Inc. Class C (non-vtg.) (a)	50,460	1,238,793
E.W. Scripps Co. Class A (a)	8,431	110,446
Entercom Communications Corp. Class A	20,715	156,398
Entravision Communications Corp. Class A	11,239	54,509
Gray Television, Inc. (a)	14,203	219,436
Hemisphere Media Group, Inc. (a)	2,822	33,864
Media General, Inc. (a)	7,026	0
Nexstar Media Group, Inc. Class A	7,595	565,448
Sinclair Broadcast Group, Inc. Class A	12,718	328,124
TEGNA, Inc.	35,885	395,812
Tribune Media Co. Class A	13,833	468,247

		7,785,318

Cable & Satellite – 7.7%
Cable One, Inc.	718	519,731
Charter Communications, Inc. Class A (a)	27,881	8,491,995
Comcast Corp. Class A	774,039	27,695,115
DISH Network Corp. Class A (a)	38,021	1,199,943
GCI Liberty, Inc. Class A (a)	15,622	751,574
Liberty Broadband Corp. Class C (a)	17,882	1,421,083
Liberty Global PLC Series A (a)	32,976	930,913
Liberty Global PLC Series C (a)	91,849	2,492,782
Liberty Latin America Ltd. Class A (a)	7,437	141,898
Liberty Latin America Ltd. Class C (a)	19,142	370,589
Liberty Media Corp-Liberty SiriusXM Class A (a)	14,552	685,981
Liberty Media Corp-Liberty SiriusXM Class C (a)	29,822	1,408,493
Loral Space & Communications Ltd. (a)	2,145	84,728

See accompanying notes which are an integral part of the financial statements.

39	Annual Report

Fidelity MSCI Consumer Discretionary Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
MEDIA – continued
Cable & Satellite – continued
MSG Networks, Inc. Class A (a)	10,465	$246,451
Sirius XM Holdings, Inc.	263,022	1,846,414
WideOpenWest, Inc. (a)	4,339	47,208

		48,334,898

Movies & Entertainment – 7.5%
AMC Entertainment Holdings, Inc. Class A	8,621	140,522
Cinemark Holdings, Inc.	18,453	662,832
IMAX Corp. (a)	9,795	216,470
Liberty Media Corp-Liberty Braves Class A (a)	1,514	38,910
Liberty Media Corp-Liberty Braves Class C (a)	5,775	148,822
Liberty Media Corp-Liberty Formula One Class C (a)	33,595	1,184,224
Lions Gate Entertainment Corp. Class A	8,879	211,764
Lions Gate Entertainment Corp. Class B (a)	17,188	393,090
Live Nation Entertainment, Inc. (a)	24,298	1,197,405
Marcus Corp.	3,111	119,929
The Madison Square Garden Co. Class A (a)	3,174	990,859
The Walt Disney Co.	251,108	28,515,824
Twenty-First Century Fox, Inc. Class A	176,015	7,920,675
Twenty-First Century Fox, Inc. Class B	73,359	3,258,607
Viacom, Inc. Class B	59,072	1,716,042
World Wrestling Entertainment, Inc. Class A	6,384	505,038

		47,221,013

Publishing – 0.5%
Gannett Co., Inc.	18,900	199,773
John Wiley & Sons, Inc. Class A	7,562	477,540
Meredith Corp.	6,609	351,268
New Media Investment Group, Inc.	9,077	163,295
News Corp. Class A	64,095	965,912
Scholastic Corp.	5,018	209,552
The New York Times Co. Class A	21,872	542,426
tronc, Inc. (a)	2,524	39,475

		2,949,241

TOTAL MEDIA		110,643,685

MULTILINE RETAIL – 3.4%
Department Stores – 0.9%
Dillard’s, Inc. Class A	2,277	182,775
J.C. Penney Co., Inc. (a)	50,732	124,294
Kohl’s Corp.	28,105	2,076,116
Macy’s, Inc.	50,977	2,025,316

	Shares	Value
Nordstrom, Inc.	19,442	$1,018,955

		5,427,456

General Merchandise Stores – 2.5%
Big Lots, Inc.	7,007	304,314
Dollar General Corp.	45,337	4,449,827
Dollar Tree, Inc. (a)	39,609	3,615,510
Ollie’s Bargain Outlet Holdings, Inc. (a)	8,737	607,221
Target Corp.	86,264	6,959,779

		15,936,651

TOTAL MULTILINE RETAIL		21,364,107

SPECIALTY RETAIL – 17.3%
Apparel Retail – 4.0%
Abercrombie & Fitch Co. Class A	11,510	272,672
American Eagle Outfitters, Inc.	28,087	707,231
Ascena Retail Group, Inc. (a)	24,041	88,471
Boot Barn Holdings, Inc. (a)	4,810	112,506
Burlington Stores, Inc. (a)	11,416	1,744,479
Caleres, Inc.	7,228	242,066
Chico’s FAS, Inc.	21,213	184,553
Citi Trends, Inc.	2,316	65,797
DSW, Inc. Class A	11,487	315,203
Express, Inc. (a)	13,027	125,450
Foot Locker, Inc.	20,212	986,548
Gap, Inc.	38,898	1,173,553
Genesco, Inc. (a)	3,302	134,391
Guess?, Inc.	10,404	235,755
L Brands, Inc.	40,004	1,266,927
Ross Stores, Inc.	63,864	5,583,629
Shoe Carnival, Inc.	2,036	63,869
Tailored Brands, Inc.	8,304	167,409
The Buckle, Inc.	4,928	118,518
The Cato Corp. Class A	3,964	98,703
The Children’s Place Retail Stores, Inc.	2,901	356,533
The TJX Companies, Inc.	105,626	10,273,185
Urban Outfitters, Inc. (a)	12,640	561,216
Zumiez, Inc. (a)	3,223	73,001

		24,951,665

Automotive Retail – 2.3%
Advance Auto Parts, Inc.	12,341	1,742,919
Asbury Automotive Group, Inc. (a)	3,508	246,612
AutoNation, Inc. (a)	9,948	482,777
AutoZone, Inc. (a)	4,547	3,208,045
Camping World Holdings, Inc. Class A	5,678	125,881
CarMax, Inc. (a)	30,237	2,258,099
Group 1 Automotive, Inc.	3,370	235,866
Lithia Motors, Inc. Class A	4,019	357,892
Monro, Inc.	5,521	372,392
Murphy USA, Inc. (a)	5,358	424,568

See accompanying notes which are an integral part of the financial statements.

Annual Report	40

Common Stocks – continued
	Shares	Value
SPECIALTY RETAIL – continued
Automotive Retail – continued
O’Reilly Automotive, Inc. (a)	13,971	$4,275,126
Penske Automotive Group, Inc.	6,440	336,168
Sonic Automotive, Inc. Class A	4,108	83,598

		14,149,943

Computer & Electronics Retail – 0.6%
Best Buy Co., Inc.	43,953	3,297,793
Conn’s, Inc. (a)	3,404	115,396
GameStop Corp. Class A	16,939	244,091
Rent-A-Center, Inc. (a)	6,975	103,509

		3,760,789

Home Improvement Retail – 8.4%
Floor & Decor Holdings, Inc. Class A (a)	7,252	346,283
Lowe’s Companies, Inc.	138,566	13,765,147
Lumber Liquidators Holdings, Inc. (a)	4,864	94,070
The Home Depot, Inc.	195,012	38,518,770
Tile Shop Holdings, Inc.	6,400	53,120

		52,777,390

Homefurnishing Retail – 0.4%
Aarons, Inc. Class A	11,803	511,188
At Home Group, Inc. (a)	5,818	211,019
Bed Bath & Beyond, Inc.	23,746	444,763
Haverty Furniture Companies, Inc.	3,119	61,756
RH (a)	3,198	434,480
Sleep Number Corp. (a)	6,507	185,384
Williams-Sonoma, Inc.	13,892	812,543

		2,661,133

Specialty Stores – 1.6%
Barnes & Noble Education, Inc. (a)	6,147	34,546
Barnes & Noble, Inc.	9,268	56,535
Dick’s Sporting Goods, Inc.	13,794	470,927
Five Below, Inc. (a)	9,212	895,038
GNC Holdings, Inc. Class A (a)	13,689	43,531
Hibbett Sports, Inc. (a)	3,584	82,253
MarineMax, Inc. (a)	4,638	86,963
National Vision Holdings, Inc. (a)	8,102	329,427
Office Depot, Inc.	83,742	210,192
Party City Holdings, Inc. (a)	8,303	130,772
Sally Beauty Holdings, Inc. (a)	20,881	344,328
Signet Jewelers Ltd.	9,839	568,104
The Michaels Cos., Inc. (a)	18,157	370,584
Tiffany & Co., Inc.	18,692	2,571,272
Tractor Supply Co.	20,944	1,634,470
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	9,685	2,366,917
Winmark Corp.	451	66,387

		10,262,246

TOTAL SPECIALTY RETAIL		108,563,166

	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS – 6.1%
Apparel, Accessories & Luxury Goods – 3.1%
Carter’s, Inc.	7,861	$824,069
Columbia Sportswear Co.	5,252	456,819
Fossil Group, Inc. (a)	7,345	192,439
G-III Apparel Group Ltd. (a)	6,962	318,163
Hanesbrands, Inc.	60,062	1,336,980
lululemon athletica, Inc. (a)	16,974	2,036,031
Michael Kors Holdings Ltd. (a)	25,457	1,698,746
Movado Group, Inc.	2,600	129,480
Oxford Industries, Inc.	2,840	261,621
PVH Corp.	12,865	1,975,035
Ralph Lauren Corp.	9,240	1,247,215
Tapestry, Inc.	47,637	2,244,655
Under Armour, Inc. Class A (a)	30,897	617,013
Under Armour, Inc. Class C (a)	31,528	590,835
Vera Bradley, Inc. (a)	3,721	49,452
VF Corp.	56,297	5,183,265

		19,161,818

Footwear – 3.0%
Crocs, Inc. (a)	11,412	206,671
Deckers Outdoor Corp. (a)	4,760	537,071
NIKE, Inc. Class B	216,742	16,669,627
Skechers U.S.A., Inc. Class A (a)	22,331	619,015
Steven Madden Ltd. (a)	9,359	505,854
Wolverine World Wide, Inc.	16,005	566,257

		19,104,495

Textiles – 0.0%
Unifi, Inc. (a)	2,733	82,455

TOTAL TEXTILES, APPAREL & LUXURY GOODS		38,348,768

TOTAL COMMON STOCKS (Cost $561,806,917)		627,723,016

Money Market Funds – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (b) (Cost $360,621)	360,621	360,621

TOTAL INVESTMENT PORTFOLIO – 100.0% (Cost $562,167,538)		628,083,637

NET OTHER ASSETS (LIABILITIES) – 0.0%		45,299

NET ASSETS – 100.0%		$628,128,936

Legend

(a)	Non-income producing.

(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes which are an integral part of the financial statements.

41	Annual Report

Fidelity MSCI Consumer Discretionary Index ETF

Investments – continued

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report	42

Fidelity MSCI Consumer Staples Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.8%
	Shares	Value
BEVERAGES – 25.3%
Brewers – 0.9%
Molson Coors Brewing Co. Class B	36,265	$2,429,755
The Boston Beer Co., Inc. Class A (a)	1,872	514,706

		2,944,461

Distillers & Vintners – 3.1%
Brown-Forman Corp. Class B	50,599	2,692,879
Constellation Brands, Inc. Class A	31,912	6,708,860
MGP Ingredients, Inc.	2,321	190,484

		9,592,223

Soft Drinks – 21.3%
Coca-Cola Bottling Co. Consolidated	885	128,431
Monster Beverage Corp. (a)	73,297	4,399,286
National Beverage Corp. (a)	2,002	211,231
PepsiCo, Inc.	247,822	28,499,530
The Coca-Cola Co.	708,812	33,051,904

		66,290,382

TOTAL BEVERAGES		78,827,066

FOOD & STAPLES RETAILING – 20.5%
Drug Retail – 3.4%
Rite Aid Corp. (a)	187,642	377,161
Walgreens Boots Alliance, Inc.	148,476	10,039,947

		10,417,108

Food Distributors – 2.8%
Performance Food Group Co. (a)	19,100	684,735
SpartanNash Co.	6,236	149,415
Sysco Corp.	90,796	6,102,399
The Andersons, Inc.	4,676	164,829
The Chefs’ Warehouse, Inc. (a)	3,992	107,584
United Natural Foods, Inc. (a)	9,098	292,956
US Foods Holding Corp. (a)	39,750	1,343,947

		8,845,865

Food Retail – 2.0%
Casey’s General Stores, Inc.	6,898	754,503
Ingles Markets, Inc. Class A	2,382	70,865
Smart & Final Stores, Inc. (a)	5,328	31,435
Sprouts Farmers Market, Inc. (a)	22,390	481,161
SUPERVALU, Inc. (a)	6,700	216,544
The Kroger Co.	154,070	4,468,030
Village Super Market, Inc. Class A	1,806	48,636
Weis Markets, Inc.	2,303	117,752

		6,188,926

Hypermarkets & Super Centers – 12.3%
Costco Wholesale Corp.	68,888	15,066,494
PriceSmart, Inc.	3,925	320,869
Walmart, Inc.	258,846	23,096,829

		38,484,192

TOTAL FOOD & STAPLES RETAILING		63,936,091

	Shares	Value
FOOD PRODUCTS – 18.9%
Agricultural Products – 2.7%
Archer-Daniels-Midland Co.	97,855	$4,722,482
Bunge Ltd.	24,322	1,681,380
Darling Ingredients, Inc. (a)	28,408	570,717
Fresh Del Monte Produce, Inc.	5,480	198,924
Ingredion, Inc.	12,475	1,263,717

		8,437,220

Packaged Foods & Meats – 16.2%
B&G Foods, Inc.	11,464	359,970
Calavo Growers, Inc.	2,720	251,600
Cal-Maine Foods, Inc. (a)	5,282	237,690
Campbell Soup Co.	31,408	1,284,587
Conagra Brands, Inc.	69,230	2,541,433
Dean Foods Co.	15,087	148,154
Farmer Bros Co. (a)	1,887	54,440
Flowers Foods, Inc.	32,694	666,958
Freshpet, Inc. (a)	4,185	121,365
General Mills, Inc.	99,664	4,590,524
Hormel Foods Corp.	51,365	1,847,599
Hostess Brands, Inc. (a)	16,427	230,142
J&J Snack Foods Corp.	2,586	374,867
John B Sanfilippo & Son, Inc.	1,460	112,230
Kellogg Co.	45,808	3,253,742
Lamb Weston Holdings, Inc.	25,276	1,776,145
Lancaster Colony Corp.	3,311	480,194
Landec Corp. (a)	4,227	59,178
McCormick & Co., Inc. (non-vtg.)	21,022	2,470,926
Mondelez International, Inc. Class A	260,639	11,306,520
Pinnacle Foods, Inc.	20,586	1,367,322
Post Holdings, Inc. (a)	11,896	1,029,718
Sanderson Farms, Inc.	3,537	356,636
Seaboard Corp.	46	167,348
The Hain Celestial Group, Inc. (a)	16,146	459,192
The Hershey Co.	26,068	2,560,138
The JM Smucker Co.	19,750	2,194,620
The Kraft Heinz Co.	106,893	6,440,303
The Simply Good Foods Co. (a)	10,429	173,956
Tootsie Roll Industries, Inc.	3,027	90,507
TreeHouse Foods, Inc. (a)	9,733	462,220
Tyson Foods, Inc. Class A	51,892	2,991,574

		50,461,798

TOTAL FOOD PRODUCTS		58,899,018

HOUSEHOLD PRODUCTS – 19.2%
Household Products – 19.2%
Central Garden and Pet Co. (a)	1,877	81,030
Central Garden and Pet Co. Class A (a)	6,232	250,028
Church & Dwight Co., Inc.	42,456	2,373,290
Colgate-Palmolive Co.	146,228	9,798,738

See accompanying notes which are an integral part of the financial statements.

43	Annual Report

Fidelity MSCI Consumer Staples Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
HOUSEHOLD PRODUCTS – continued
Household Products – continued
Energizer Holdings, Inc.	10,291	$655,331
Kimberly-Clark Corp.	62,009	7,060,345
Spectrum Brands Holdings, Inc. (a)	6,562	573,322
The Clorox Co.	22,911	3,096,880
The Procter & Gamble Co.	440,955	35,664,440
WD-40 Co.	2,398	384,040

TOTAL HOUSEHOLD PRODUCTS		59,937,444

PERSONAL PRODUCTS – 3.0%
Personal Products – 3.0%
Avon Products, Inc. (a)	76,932	122,322
Coty, Inc. Class A	84,108	1,127,888
Edgewell Personal Care Co. (a)	8,854	476,876
elf Beauty, Inc. (a)	4,000	57,760
Herbalife Nutrition Ltd. (a)	19,731	1,018,712
Inter Parfums, Inc.	2,969	178,734
Medifast, Inc.	1,954	335,463
Nu Skin Enterprises, Inc. Class A	8,651	630,225
The Estee Lauder Cos., Inc. Class A	38,877	5,246,062
USANA Health Sciences, Inc. (a)	2,086	275,874

TOTAL PERSONAL PRODUCTS		9,469,916

TOBACCO – 12.9%
Tobacco – 12.9%
Altria Group, Inc.	261,461	15,342,531

	Shares	Value
Philip Morris International, Inc.	274,785	$23,713,946
Universal Corp.	5,030	347,573
Vector Group Ltd.	47,939	884,475

TOTAL TOBACCO		40,288,525

TOTAL COMMON STOCKS (Cost $312,815,231)		311,358,060

Money Market Funds – 0.0%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (b) (Cost $142,133)	142,133	142,133

TOTAL INVESTMENT PORTFOLIO – 99.8% (Cost $312,957,364)		311,500,193

NET OTHER ASSETS (LIABILITIES) – 0.2%		470,019

NET ASSETS – 100.0%		$311,970,212

Legend

(a)	Non-income producing.

(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report	44

Fidelity MSCI Energy Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.9%
	Shares	Value
ENERGY EQUIPMENT & SERVICES – 14.3%
Oil & Gas Drilling – 1.6%
Diamond Offshore Drilling, Inc. (a)	25,001	$480,019
Ensco PLC Class A	159,576	1,185,650
Helmerich & Payne, Inc.	39,834	2,443,816
Nabors Industries Ltd.	122,588	733,076
Noble Corp. PLC (a)	90,011	525,664
Patterson-UTI Energy, Inc.	81,348	1,399,186
Rowan Cos. PLC Class A (a)	43,960	636,541
Transocean Ltd. (a)	161,092	2,073,254
Unit Corp. (a)	19,441	484,081

		9,961,287

Oil & Gas Equipment & Services – 12.7%
Apergy Corp. (a)	28,514	1,169,074
Archrock, Inc.	47,288	645,481
Baker Hughes a GE Co.	154,456	5,341,089
Basic Energy Services, Inc. (a)	6,862	77,403
C&J Energy Services, Inc. (a)	22,628	526,327
Cactus, Inc. (a)	13,324	435,961
Core Laboratories N.V.	16,171	1,813,093
Covia Holdings Corp. (a)	11,525	207,796
Dril-Quip, Inc. (a)	13,940	718,607
Exterran Corp. (a)	11,696	324,213
Forum Energy Technologies, Inc. (a)	25,862	340,085
Frank’s International N.V.	28,689	241,848
FTS International, Inc. (a)	8,034	96,408
Halliburton Co.	319,873	13,569,013
Helix Energy Solutions Group, Inc. (a)	51,096	511,471
Keane Group, Inc. (a)	18,466	260,555
Mammoth Energy Services, Inc. (a)	3,189	118,695
Matrix Service Co. (a)	9,804	195,590
McDermott International, Inc. (a)	67,301	1,212,091
National Oilwell Varco, Inc.	138,958	6,756,138
Natural Gas Services Group, Inc. (a)	4,572	101,041
NCS Multistage Holdings, Inc. (a)	4,054	64,296
Newpark Resources, Inc. (a)	32,728	361,644
Nine Energy Service, Inc.	3,078	89,908
Oceaneering International, Inc.	35,931	983,072
Oil States International, Inc. (a)	20,785	725,397
ProPetro Holding Corp. (a)	27,141	446,198
RPC, Inc.	23,675	350,390
Schlumberger Ltd.	505,965	34,162,757
SEACOR Holdings, Inc.	6,168	325,485
Select Energy Services, Inc. (a)	16,943	258,889
Superior Energy Services, Inc. (a)	56,145	552,467
TechnipFMC PLC	162,241	5,280,945
TETRA Technologies, Inc. (a)	41,896	180,572
Tidewater, Inc. (a)	8,295	284,767
US Silica Holdings, Inc.	29,474	794,619

	Shares	Value
Weatherford International PLC (a)	363,666	$1,232,828

		80,756,213

TOTAL ENERGY EQUIPMENT & SERVICES		90,717,500

OIL, GAS & CONSUMABLE FUELS – 85.6%
Coal & Consumable Fuels – 0.4%
Arch Coal, Inc. Class A	7,270	614,969
CONSOL Energy, Inc. (a)	8,138	338,785
Peabody Energy Corp.	30,864	1,311,412

		2,265,166

Integrated Oil & Gas – 37.5%
Chevron Corp.	698,394	88,186,210
Exxon Mobil Corp.	1,549,233	126,277,982
Occidental Petroleum Corp.	279,746	23,479,082

		237,943,274

Oil & Gas Exploration & Production – 29.4%
Alta Mesa Resources, Inc. (a)	28,033	169,319
Anadarko Petroleum Corp.	194,680	14,240,842
Antero Resources Corp. (a)	75,287	1,546,395
Apache Corp.	139,449	6,414,654
Bonanza Creek Energy, Inc. (a)	5,614	208,841
Cabot Oil & Gas Corp.	169,012	3,971,782
California Resources Corp. (a)	14,954	544,475
Callon Petroleum Co. (a)	81,580	877,801
Carrizo Oil & Gas, Inc. (a)	29,712	837,284
Centennial Resource Development, Inc. Class A (a)	56,971	1,023,199
Chesapeake Energy Corp. (a)	333,599	1,574,587
Cimarex Energy Co.	34,866	3,437,788
CNX Resources Corp. (a)	65,512	1,066,535
Concho Resources, Inc. (a)	73,242	10,682,346
ConocoPhillips	429,429	30,991,891
Continental Resources, Inc. (a)	34,334	2,192,913
Denbury Resources, Inc. (a)	147,557	665,482
Devon Energy Corp.	192,328	8,656,683
Diamondback Energy, Inc.	35,874	4,733,574
Eclipse Resources Corp. (a)	33,831	54,468
Energen Corp. (a)	32,091	2,380,510
EOG Resources, Inc.	211,544	27,276,483
EQT Corp.	96,674	4,802,764
Extraction Oil & Gas, Inc. (a)	37,976	574,197
Gran Tierra Energy, Inc. (a)	143,489	477,818
Gulfport Energy Corp. (a)	60,146	692,280
Halcon Resources Corp. (a)	45,813	179,129
Hess Corp.	103,646	6,802,287
HighPoint Resources Corp. (a)	40,473	264,693
Jagged Peak Energy, Inc. (a)	19,173	274,174
Kosmos Energy Ltd. (a)	87,060	659,915
Laredo Petroleum, Inc. (a)	62,264	580,301
Marathon Oil Corp.	310,638	6,560,675

See accompanying notes which are an integral part of the financial statements.

45	Annual Report

Fidelity MSCI Energy Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
OIL, GAS & CONSUMABLE FUELS – continued
Oil & Gas Exploration & Production – continued
Matador Resources Co. (a)	35,731	$1,196,989
Midstates Petroleum Co., Inc. (a)	4,653	61,001
Murphy Oil Corp.	59,992	1,995,334
Newfield Exploration Co. (a)	73,090	2,099,145
Noble Energy, Inc.	177,987	6,423,551
Oasis Petroleum, Inc. (a)	98,766	1,206,921
Parsley Energy, Inc. Class A (a)	86,970	2,733,467
PDC Energy, Inc. (a)	24,140	1,520,337
Penn Virginia Corp. (a)	3,603	304,526
Pioneer Natural Resources Co.	62,253	11,782,625
QEP Resources, Inc. (a)	88,198	916,377
Range Resources Corp.	91,204	1,407,278
Resolute Energy Corp. (a)	7,014	215,610
Ring Energy, Inc. (a)	20,386	251,971
SandRidge Energy, Inc. (a)	8,492	138,589
SM Energy Co.	38,665	1,063,674
Southwestern Energy Co. (a)	214,851	1,104,334
SRC Energy, Inc. (a)	88,486	1,001,662
Talos Energy, Inc. (a)	7,282	270,454
Tellurian, Inc. (a)	28,967	226,232
Ultra Petroleum Corp. (a)	57,544	101,853
W&T Offshore, Inc. (a)	35,816	248,563
Whiting Petroleum Corp. (a)	33,285	1,652,600
WildHorse Resource Development Corp. (a)	9,152	200,703
WPX Energy, Inc. (a)	145,728	2,735,315

		186,275,196

Oil & Gas Refining & Marketing – 11.1%
Andeavor	53,391	8,011,853
CVR Energy, Inc.	6,393	251,181
Delek US Holdings, Inc.	29,229	1,558,490
Green Plains, Inc.	14,288	237,181
HollyFrontier Corp.	61,582	4,592,786
Marathon Petroleum Corp.	174,050	14,068,461
Par Pacific Holdings, Inc. (a)	11,282	197,548
PBF Energy, Inc. Class A	38,482	1,797,109
Phillips 66	162,019	19,983,423
Renewable Energy Group, Inc. (a)	12,699	216,518

	Shares	Value
REX American Resources Corp. (a)	2,161	$166,397
Valero Energy Corp.	158,379	18,744,155
World Fuel Services Corp.	24,650	686,010

		70,511,112

Oil & Gas Storage & Transportation – 7.2%
Antero Midstream GP LP	27,284	524,398
Cheniere Energy, Inc. (a)	73,834	4,688,459
Enbridge Energy Management LLC (a)	26,944	290,187
EnLink Midstream LLC	23,102	368,477
International Seaways, Inc. (a)	6,935	150,975
Kinder Morgan, Inc.	725,900	12,906,502
ONEOK, Inc.	150,138	10,575,721
Plains GP Holdings LP Class A (a)	54,578	1,325,700
SemGroup Corp. Class A	21,621	543,768
Tallgrass Energy LP	56,008	1,306,667
Targa Resources Corp.	79,955	4,083,302
The Williams Cos., Inc.	302,439	8,997,560

		45,761,716

TOTAL OIL, GAS & CONSUMABLE FUELS		542,756,464

TOTAL COMMON STOCKS (Cost $620,268,961)		633,473,964

Money Market Funds – 0.0%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (b) (Cost $334,856)	334,856	334,856

TOTAL INVESTMENT PORTFOLIO – 99.9% (Cost $620,603,817)		633,808,820

NET OTHER ASSETS (LIABILITIES) – 0.1%		348,519

NET ASSETS – 100.0%		$634,157,339

Legend

(a)	Non-income producing.

(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report	46

Fidelity MSCI Financials Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.9%
	Shares	Value
BANKS – 46.5%
Diversified Banks – 30.3%
Bank of America Corp.	3,770,471	$116,432,145
Citigroup, Inc.	995,772	71,586,049
JPMorgan Chase & Co.	1,329,712	152,850,394
US Bancorp	608,029	32,231,617
Wells Fargo & Co.	1,812,510	103,838,698

		476,938,903

Regional Banks – 16.2%
1st Source Corp.	7,012	396,599
Access National Corp.	6,034	167,625
Allegiance Bancshares, Inc. (a)	5,128	230,504
Ameris Bancorp	16,249	757,203
Arrow Financial Corp.	5,255	203,368
Associated Banc-Corp	66,497	1,795,419
Atlantic Capital Bancshares, Inc. (a)	9,967	177,911
Banc of California, Inc.	16,059	321,180
Bancfirst Corp.	6,358	394,832
BancorpSouth Bank	33,713	1,109,158
Bank of Hawaii Corp.	16,441	1,323,336
Bank of Marin Bancorp	2,573	228,611
Bank OZK	47,146	1,928,271
BankUnited, Inc.	41,227	1,602,081
Banner Corp.	12,876	810,802
Bar Harbor Bankshares	6,828	197,807
BB&T Corp.	301,399	15,314,083
Berkshire Hills Bancorp, Inc.	15,181	616,349
Blue Hills Bancorp, Inc.	9,931	217,489
BOK Financial Corp.	9,029	878,793
Boston Private Financial Holdings, Inc.	33,728	485,683
Bridge Bancorp, Inc.	6,842	244,944
Brookline Bancorp, Inc.	30,517	555,409
Bryn Mawr Bank Corp.	7,676	374,973
Byline Bancorp, Inc. (a)	6,732	151,739
Cadence BanCorp	24,347	662,969
Camden National Corp.	6,016	277,338
Carolina Financial Corp.	7,863	328,280
Cathay General Bancorp	29,786	1,238,800
CenterState Banks, Inc.	27,883	773,753
Central Pacific Financial Corp.	8,128	224,008
Chemical Financial Corp.	27,513	1,562,738
CIT Group, Inc.	45,149	2,389,737
Citizens Financial Group, Inc.	188,816	7,511,100
City Holding Co.	6,122	492,699
CoBiz Financial, Inc.	16,251	355,897
Columbia Banking System, Inc.	28,302	1,158,401
Comerica, Inc.	66,923	6,487,516
Commerce Bancshares, Inc.	37,389	2,497,585
Community Bank System, Inc.	19,905	1,258,991
Community Trust Bancorp, Inc.	6,377	311,357
ConnectOne Bancorp, Inc.	12,195	302,436

	Shares	Value
Cullen/Frost Bankers, Inc.	23,536	$2,600,493
Customers Bancorp, Inc. (a)	11,967	304,799
CVB Financial Corp.	40,379	965,866
Eagle Bancorp, Inc. (a)	12,799	691,786
East West Bancorp, Inc.	56,013	3,626,282
Enterprise Financial Services Corp.	9,070	510,187
FB Financial Corp.	6,881	292,855
FCB Financial Holdings, Inc. Class A (a)	17,588	896,988
Fidelity Southern Corp.	8,534	204,219
Fifth Third Bancorp	268,815	7,954,236
Financial Institutions, Inc.	6,166	195,462
First BanCorp (a)	80,951	665,417
First BanCorp	11,866	491,490
First Busey Corp.	17,301	548,788
First Citizens BancShares, Inc. Class A	2,588	1,052,850
First Commonwealth Financial Corp.	38,465	648,905
First Community Bancshares, Inc.	6,521	212,128
First Financial Bancorp	37,984	1,152,814
First Financial Bankshares, Inc.	21,169	1,198,165
First Financial Corp.	4,139	212,745
First Foundation, Inc. (a)	13,258	208,416
First Hawaiian, Inc.	26,839	758,470
First Horizon National Corp.	121,144	2,167,266
First Interstate Bancsystem, Inc. Class A	10,598	457,304
First Merchants Corp.	19,166	904,635
First Mid-Illinois Bancshares, Inc.	4,439	178,936
First Midwest Bancorp, Inc.	39,928	1,064,880
First Republic Bank	62,574	6,186,066
Flushing Financial Corp.	10,933	274,200
FNB Corp.	124,837	1,601,659
Franklin Financial Network, Inc. (a)	5,656	221,432
Fulton Financial Corp.	67,576	1,172,444
German American Bancorp, Inc.	8,589	314,701
Glacier Bancorp, Inc.	31,313	1,337,065
Great Southern Bancorp, Inc.	4,661	275,232
Great Western Bancorp, Inc.	22,826	955,268
Green Bancorp, Inc.	9,908	240,764
Guaranty Bancorp	10,906	327,725
Hancock Whitney Corp.	33,401	1,678,400
Hanmi Financial Corp.	12,916	323,546
HarborOne Bancorp, Inc. (a)	6,323	116,027
Heartland Financial USA, Inc.	10,729	630,329
Heritage Commerce Corp.	14,904	226,988
Heritage Financial Corp.	13,198	462,590
Hilltop Holdings, Inc.	29,763	619,070
Home BancShares, Inc.	60,626	1,405,917
HomeTrust Bancshares, Inc. (a)	6,992	203,467
Hope Bancorp, Inc.	53,092	890,884
Horizon Bancorp, Inc.	14,861	312,230

See accompanying notes which are an integral part of the financial statements.

47	Annual Report

Fidelity MSCI Financials Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
BANKS – continued
Regional Banks – continued
Huntington Bancshares, Inc.	427,402	$6,599,087
Iberiabank Corp.	20,805	1,728,895
Independent Bank Corp.	10,828	957,195
Independent Bank Corp.	8,266	202,517
Independent Bank Group, Inc.	6,363	426,957
International Bancshares Corp.	22,049	980,078
Investors Bancorp, Inc.	100,406	1,257,083
KeyCorp	410,963	8,576,798
Lakeland Bancorp, Inc.	17,434	338,220
Lakeland Financial Corp.	9,322	452,024
LegacyTexas Financial Group, Inc.	17,999	788,896
Live Oak Bancshares, Inc.	9,958	283,305
M&T Bank Corp.	55,249	9,577,414
MB Financial, Inc.	32,758	1,587,125
Mercantile Bank Corp.	6,072	215,677
Midland States Bancorp, Inc.	6,334	213,329
National Bank Holdings Corp. Class A	10,373	410,563
National Commerce Corp. (a)	5,971	260,336
NBT Bancorp, Inc.	17,012	684,563
Nicolet Bankshares, Inc. (a)	3,425	189,574
OFG Bancorp	17,037	283,666
Old Line Bancshares, Inc.	5,188	177,845
Old National Bancorp	53,796	1,046,332
Opus Bank	11,655	329,836
Pacific Premier Bancorp, Inc. (a)	19,181	709,697
PacWest Bancorp	50,138	2,517,930
Park National Corp.	5,333	584,070
Peapack Gladstone Financial Corp.	6,793	223,354
Peoples Bancorp, Inc.	6,771	245,246
People’s United Financial, Inc.	133,612	2,435,747
People’s Utah Bancorp	6,456	234,676
Pinnacle Financial Partners, Inc.	28,929	1,808,062
Popular, Inc.	39,431	1,956,961
Preferred Bank	5,748	357,756
Prosperity Bancshares, Inc.	25,869	1,814,710
QCR Holdings, Inc.	5,121	222,507
Regions Financial Corp.	434,938	8,094,196
Renasant Corp.	19,231	859,241
Republic Bancorp, Inc. Class A	3,977	190,379
Republic First Bancorp, Inc. (a)	21,154	167,117
S&T Bancorp, Inc.	13,666	611,690
Sandy Spring Bancorp, Inc.	13,614	532,444
Seacoast Banking Corp. of Florida (a)	17,775	520,985
ServisFirst Bancshares, Inc.	17,750	749,937
Signature Bank	21,211	2,327,059
Simmons First National Corp. Class A	34,340	1,023,332
South State Corp.	14,191	1,187,787
Southside Bancshares, Inc.	11,158	382,608
State Bank Financial Corp.	14,362	451,685

	Shares	Value
Sterling Bancorp/DE	83,430	$1,852,146
Stock Yards Bancorp, Inc.	8,614	328,624
SunTrust Banks, Inc.	181,353	13,070,111
SVB Financial Group (a)	20,486	6,307,230
Synovus Financial Corp.	46,002	2,273,419
TCF Financial Corp.	63,154	1,585,797
Texas Capital Bancshares, Inc. (a)	19,360	1,757,888
The Bancorp, Inc. (a)	20,378	197,870
The First of Long Island Corp.	9,644	210,239
The PNC Financial Services Group, Inc.	183,172	26,528,801
Tompkins Financial Corp.	5,386	461,472
Towne Bank	25,557	825,491
Trico Bancshares	9,943	385,987
TriState Capital Holdings, Inc. (a)	8,241	242,285
Triumph Bancorp, Inc. (a)	9,259	355,083
Trustmark Corp.	25,291	889,990
UMB Financial Corp.	17,657	1,269,362
Umpqua Holdings Corp.	85,061	1,811,799
Union Bankshares Corp.	22,835	925,046
United Bankshares, Inc.	40,981	1,514,248
United Community Banks, Inc.	29,572	888,047
Univest Corp. of Pennsylvania	11,545	315,178
Valley National Bancorp	122,130	1,422,814
Veritex Holdings, Inc. (a)	7,481	230,564
Washington Trust Bancorp, Inc.	5,982	349,648
Webster Financial Corp.	35,878	2,315,207
WesBanco, Inc.	21,098	1,031,059
Westamerica BanCorp.	10,543	632,791
Western Alliance Bancorp (a)	39,079	2,216,561
Wintrust Financial Corp.	21,597	1,894,705
Zions BanCorp.	76,564	3,958,359

		254,084,472

TOTAL BANKS		731,023,375

CAPITAL MARKETS – 19.9%
Asset Management & Custody Banks – 7.0%
Affiliated Managers Group, Inc.	21,184	3,389,652
Ameriprise Financial, Inc.	56,696	8,258,906
Arlington Asset Investment Corp. Class A	11,814	124,283
Artisan Partners Asset Management, Inc. Class A	19,740	680,043
Associated Capital Group, Inc. Class A	1,894	70,552
BlackRock, Inc.	46,679	23,468,334
Blucora, Inc. (a)	17,014	591,236
BrightSphere Investment Group PLC	32,332	460,731
Cohen & Steers, Inc.	8,705	364,652
Diamond Hill Investment Group, Inc.	1,385	265,560
Eaton Vance Corp.	46,337	2,461,885

See accompanying notes which are an integral part of the financial statements.

Annual Report	48

Common Stocks – continued
	Shares	Value
CAPITAL MARKETS – continued
Asset Management & Custody Banks – continued
Federated Investors, Inc. Class B	37,720	$912,824
Franklin Resources, Inc.	128,255	4,401,712
GAMCO Investors, Inc. Class A	2,153	52,727
Invesco Ltd.	113,088	3,052,245
Janus Henderson Group PLC	73,463	2,391,221
Legg Mason, Inc.	33,174	1,132,229
Northern Trust Corp.	83,305	9,098,572
Pzena Investment Management, Inc. Class A	8,104	79,014
SEI Investments Co.	51,975	3,115,381
State Street Corp.	142,376	12,573,225
T Rowe Price Group, Inc.	94,663	11,272,470
The Bank of New York Mellon Corp.	391,033	20,908,535
Virtus Investment Partners, Inc.	2,947	392,688
Waddell & Reed Financial, Inc. Class A	32,902	681,400
Westwood Holdings Group, Inc.	3,107	181,356
WisdomTree Investments, Inc.	45,341	396,280

		110,777,713

Financial Exchanges and Data – 5.7%
CBOE Holdings, Inc.	43,668	4,241,473
CME Group, Inc.	131,780	20,968,834
Donnelley Financial Solutions, Inc. (a)	13,813	287,310
FactSet Research Systems, Inc.	15,132	3,046,980
Intercontinental Exchange, Inc.	225,498	16,666,557
MarketAxess Holdings, Inc.	14,598	2,828,654
Moody’s Corp.	66,604	11,397,276
Morningstar, Inc.	7,458	984,456
MSCI, Inc.	34,832	5,788,730
Nasdaq, Inc.	45,174	4,128,904
S&P Global, Inc.	98,325	19,708,263

		90,047,437

Investment Banking & Brokerage – 7.2%
B. Riley Financial, Inc.	6,130	134,247
BGC Partners, Inc. Class A	90,736	974,505
Cowen, Inc. Class A (a)	10,200	160,140
E*TRADE Financial Corp. (a)	103,017	6,161,447
Evercore Partners, Inc. Class A	16,083	1,817,379
Greenhill & Co., Inc.	9,533	311,729
Houlihan Lokey, Inc.	12,933	635,786
Interactive Brokers Group, Inc. Class A	26,488	1,585,572
INTL. FCStone, Inc. (a)	6,422	344,155
Investment Technology Group, Inc.	12,172	269,610
Ladenburg Thalmann Financial Services, Inc.	42,297	143,387
LPL Financial Holdings, Inc.	35,047	2,323,266
Moelis & Co. Class A	15,726	1,000,174
Morgan Stanley	520,740	26,328,614
Piper Jaffray Cos.	5,790	447,856

	Shares	Value
PJT Partners, Inc. Class A	7,310	$440,135
Raymond James Financial, Inc.	50,751	4,648,284
Stifel Financial Corp.	28,018	1,544,632
TD Ameritrade Holding Corp.	109,736	6,271,412
The Charles Schwab Corp.	469,590	23,977,265
The Goldman Sachs Group, Inc.	139,828	33,199,362
Virtu Financial, Inc. Class A	10,972	221,086

		112,940,043

TOTAL CAPITAL MARKETS		313,765,193

CONSUMER FINANCE – 5.1%
Consumer Finance – 5.1%
Ally Financial, Inc.	168,368	4,505,528
American Express Co.	283,332	28,197,201
Capital One Financial Corp.	188,318	17,762,154
Credit Acceptance Corp. (a)	4,519	1,733,488
Discover Financial Services	137,382	9,810,449
Encore Capital Group, Inc. (a)	10,291	371,505
Enova International, Inc. (a)	12,047	373,457
Ezcorp, Inc. Class A (a)	20,853	238,767
FirstCash, Inc.	18,155	1,474,186
Green Dot Corp. Class A (a)	18,098	1,435,533
LendingClub Corp. (a)	113,009	465,597
Navient Corp.	98,160	1,296,694
Nelnet, Inc. Class A	8,173	480,409
OneMain Holdings, Inc. (a)	31,842	1,058,746
PRA Group, Inc. (a)	17,795	697,564
SLM Corp. (a)	169,295	1,911,340
Synchrony Financial	279,680	8,093,939
World Acceptance Corp. (a)	2,746	274,353

TOTAL CONSUMER FINANCE		80,180,910

DIVERSIFIED FINANCIAL SERVICES – 6.8%
Multi-Sector Holdings – 6.6%
Berkshire Hathaway, Inc. Class B (a)	494,818	97,909,638
Cannae Holdings, Inc. (a)	25,280	461,360
Jefferies Financial Group, Inc.	124,734	3,024,799
Texas Pacific Land Trust	2,433	1,800,615

		103,196,412

Other Diversified Financial Services – 0.2%
FGL Holdings (a)	55,200	497,904
Voya Financial, Inc.	66,679	3,368,623

		3,866,527

Specialized Finance – 0.0%
NewStar Financial, Inc. (b)	6,699	3,298
On Deck Capital, Inc. (a)	18,237	124,741

		128,039

TOTAL DIVERSIFIED FINANCIAL SERVICES		107,190,978

See accompanying notes which are an integral part of the financial statements.

49	Annual Report

Fidelity MSCI Financials Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
INSURANCE – 18.8%
Insurance Brokers – 2.9%
Aon PLC	95,335	$13,685,339
Arthur J Gallagher & Co.	70,259	5,012,980
Brown & Brown, Inc.	90,596	2,650,839
Crawford & Co. Class A	9,254	78,474
Marsh & McLennan Cos., Inc.	196,580	16,386,909
Willis Towers Watson PLC	51,227	8,166,608

		45,981,149

Life & Health Insurance – 4.9%
Aflac, Inc.	301,813	14,046,377
American Equity Investment Life Holding Co.	33,260	1,188,380
Athene Holding Ltd. Class A (a)	60,524	2,776,236
Brighthouse Financial, Inc. (a)	41,650	1,808,860
Citizens, Inc. (a)	19,902	157,425
CNO Financial Group, Inc.	64,595	1,314,508
FBL Financial Group, Inc. Class A	4,344	354,905
Genworth Financial, Inc. Class A (a)	193,040	887,984
Independence Holding Co.	2,414	83,887
Lincoln National Corp.	84,521	5,755,880
MetLife, Inc.	343,323	15,703,594
National Western Life Group, Inc. Class A	976	316,224
Primerica, Inc.	16,741	1,921,867
Principal Financial Group, Inc.	112,172	6,514,950
Prudential Financial, Inc.	163,423	16,491,015
Torchmark Corp.	42,006	3,699,468
Trupanion, Inc. (a)	9,654	401,606
Unum Group	85,728	3,405,973

		76,829,139

Multi-line Insurance – 2.5%
American Financial Group, Inc.	29,142	3,284,012
American International Group, Inc.	349,488	19,295,232
American National Insurance Co.	3,221	415,477
Assurant, Inc.	20,496	2,260,709
Hartford Financial Services Group, Inc.	138,341	7,290,571
Horace Mann Educators Corp.	15,895	694,612
Loews Corp.	108,239	5,496,376
National General Holdings Corp.	25,192	694,795

		39,431,784

Property & Casualty Insurance – 7.6%
Ambac Financial Group, Inc. (a)	3,651	74,553
AMERISAFE, Inc.	7,170	450,276
Amtrust Financial Services, Inc.	46,730	676,650
Arch Capital Group Ltd. (a)	158,838	4,854,089
Argo Group International Holdings Ltd.	11,633	727,644
Aspen Insurance Holdings Ltd.	23,355	944,710
Assured Guaranty Ltd.	44,960	1,749,843

	Shares	Value
Axis Capital Holdings Ltd.	32,228	$1,822,816
Chubb Ltd.	179,839	25,127,105
Cincinnati Financial Corp.	60,360	4,565,027
Donegal Group, Inc. Class A	4,639	67,776
EMC Insurance Group, Inc.	4,324	115,753
Employers Holdings, Inc.	13,020	604,779
Erie Indemnity Co. Class A	9,956	1,236,933
Fidelity National Financial, Inc.	106,331	4,306,406
First American Financial Corp.	43,171	2,417,576
Global Indemnity Ltd.	2,162	88,102
HCI Group, Inc.	3,405	145,700
Heritage Insurance Holdings, Inc.	9,563	164,197
James River Group Holdings Ltd.	11,534	477,392
Kemper Corp.	21,408	1,708,358
Kinsale Capital Group, Inc.	7,586	449,281
Markel Corp. (a)	5,383	6,298,110
MBIA, Inc. (a)	35,115	359,929
Mercury General Corp.	403	20,726
Old Republic International Corp.	99,187	2,113,675
ProAssurance Corp.	20,681	854,125
Protective Insurance Corp. Class B	4,269	99,681
RLI Corp.	14,575	1,089,627
Safety Insurance Group, Inc.	5,757	527,341
Selective Insurance Group, Inc.	23,082	1,380,304
State Auto Financial Corp.	6,957	224,989
Stewart Information Services Corp.	8,631	392,193
The Allstate Corp.	137,267	13,056,837
The Hanover Insurance Group, Inc.	16,561	2,077,081
The Navigators Group, Inc.	9,194	554,858
The Progressive Corp.	225,491	13,531,715
The Travelers Cos., Inc.	105,112	13,679,276
United Fire Group, Inc.	4,212	253,942
United Insurance Holdings Corp.	9,943	206,417
Universal Insurance Holdings, Inc.	12,834	569,830
White Mountains Insurance Group Ltd.	1,244	1,135,809
WR Berkley Corp.	37,840	2,868,650
XL Group Ltd.	99,492	5,594,435

		119,664,516

Reinsurance – 0.9%
Alleghany Corp.	5,966	3,754,225
Enstar Group Ltd. (a)	3,572	772,266
Everest Re Group Ltd.	15,823	3,454,952
Maiden Holdings Ltd.	16,749	145,716
Reinsurance Group of America, Inc.	24,987	3,535,661
RenaissanceRe Holdings Ltd.	15,446	2,036,555
Third Point Reinsurance Ltd. (a)	34,332	432,583

		14,131,958

TOTAL INSURANCE		296,038,546

See accompanying notes which are an integral part of the financial statements.

Annual Report	50

Common Stocks – continued
	Shares	Value
MORTGAGE REAL ESTATE INVESTMENT TRUST (REITS) – 1.6%
Mortgage REIT’s – 1.6%
AG Mortgage Investment Trust, Inc.	11,602	$226,587
AGNC Investment Corp.	163,839	3,189,945
Annaly Capital Management, Inc.	449,296	4,816,453
Anworth Mortgage Asset Corp.	40,478	204,009
Apollo Commercial Real Estate Finance, Inc.	43,104	822,855
Arbor Realty Trust, Inc.	19,414	220,737
ARMOUR Residential REIT, Inc.	15,731	373,926
Blackstone Mortgage Trust, Inc. Class A	40,222	1,332,957
Capstead Mortgage Corp.	38,681	323,760
Chimera Investment Corp.	73,348	1,400,947
Colony Credit Real Estate, Inc.	32,894	699,326
CYS Investments, Inc.	59,940	438,161
Dynex Capital, Inc.	22,754	151,314
Exantas Capital Corp.	13,062	137,020
Granite Point Mortgage Trust, Inc.	17,470	331,930
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	20,678	405,082
Invesco Mortgage Capital, Inc.	43,938	728,931
KKR Real Estate Finance Trust, Inc.	7,783	161,264
Ladder Capital Corp.	29,620	473,624
MFA Financial, Inc.	156,314	1,258,328
MTGE Investment Corp.	18,745	375,837
New Residential Investment Corp.	130,847	2,340,853
New York Mortgage Trust, Inc.	45,763	284,188
PennyMac Mortgage Investment Trust	24,315	469,036
Redwood Trust, Inc.	30,560	513,714
Starwood Property Trust, Inc.	100,859	2,303,620
Sutherland Asset Management Corp.	7,648	127,722
TPG RE Finance Trust, Inc.	11,046	227,769
Two Harbors Investment Corp.	68,824	1,066,772
Western Asset Mortgage Capital Corp.	16,251	179,899

TOTAL MORTGAGE REAL ESTATE INVESTMENT TRUST (REITS)		25,586,566

THRIFTS & MORTGAGE FINANCE – 1.2%
Thrifts & Mortgage Finance – 1.2%
Beneficial Bancorp, Inc.	27,186	441,772
BofI Holding, Inc. (a)	22,063	860,898
Capitol Federal Financial, Inc.	51,293	670,399
Dime Community Bancshares, Inc.	12,966	223,015
Essent Group Ltd. (a)	34,512	1,325,261
Federal Agricultural Mortgage Corp. Class C	3,574	336,992
First Defiance Financial Corp.	8,282	266,349
Flagstar Bancorp, Inc. (a)	12,173	414,491

	Shares	Value
HomeStreet, Inc. (a)	9,857	$291,767
Kearny Financial Corp.	37,531	538,570
LendingTree, Inc. (a)	1,842	439,870
Luther Burbank Corp.	7,355	80,022
Merchants Bancorp	3,726	91,324
Meridian Bancorp, Inc.	20,636	377,639
Meta Financial Group, Inc.	3,608	322,736
MGIC Investment Corp. (a)	143,101	1,785,900
New York Community Bancorp, Inc.	188,493	2,030,070
NMI Holdings, Inc. Class A (a)	23,131	483,438
Northfield Bancorp, Inc.	17,968	299,347
Northwest Bancshares, Inc.	38,581	695,230
OceanFirst Financial Corp.	15,462	451,027
Ocwen Financial Corp. (a)	44,545	177,289
Oritani Financial Corp.	17,084	273,344
PHH Corp. (a)	13,992	152,093
Provident Financial Services, Inc.	24,687	630,506
Radian Group, Inc.	83,358	1,596,306
Sterling Bancorp, Inc.	8,280	106,150
TFS Financial Corp.	22,674	345,098
TrustCo Bank Corp.	40,066	364,601
United Community Financial Corp.	20,309	212,229
United Financial Bancorp, Inc.	19,707	345,070
Walker & Dunlop, Inc.	11,428	677,223
Washington Federal, Inc.	33,479	1,123,220
Waterstone Financial, Inc.	10,895	185,215
WSFS Financial Corp.	12,445	705,631

TOTAL THRIFTS & MORTGAGE FINANCE		19,320,092

TOTAL COMMON STOCKS (Cost $1,408,079,581)		1,573,105,660

Money Market Funds – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (c) (Cost $850,015)	850,015	850,015

TOTAL INVESTMENT PORTFOLIO – 100.0% (Cost $1,408,929,596)		1,573,955,675

NET OTHER ASSETS (LIABILITIES) – 0.0%		419,489

NET ASSETS – 100.0%		$1,574,375,164

Legend

(a)	Non-income producing.

(b)	Level 3 security.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes which are an integral part of the financial statements.

51	Annual Report

Fidelity MSCI Financials Index ETF

Investments – continued

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,573,105,660	$1,573,102,362	$—	$3,298
Money Market Funds	850,015	850,015	—	—

Total Investments in Securities:	$1,573,955,675	$1,573,952,377	$—	$3,298

See accompanying notes which are an integral part of the financial statements.

Annual Report	52

Fidelity MSCI Health Care Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.8%
	Shares	Value
BIOTECHNOLOGY – 21.0%
Biotechnology – 21.0%
AbbVie, Inc.	467,713	$43,137,170
Abeona Therapeutics, Inc. (a)	9,294	134,298
ACADIA Pharmaceuticals, Inc. (a)	108	1,630
Acceleron Pharma, Inc. (a)	11,308	492,576
Achaogen, Inc. (a)	8,232	58,612
Achillion Pharmaceuticals, Inc. (a)	120	310
Acorda Therapeutics, Inc. (a)	11,265	281,062
Adamas Pharmaceuticals, Inc.	6,749	160,491
Aduro Biotech, Inc. (a)	12,072	70,621
Agenus, Inc. (a)	28,006	51,251
Agios Pharmaceuticals, Inc. (a)	15,946	1,377,894
Aimmune Therapeutics, Inc. (a)	11,625	336,195
Akebia Therapeutics, Inc. (a)	14,338	147,681
Alder Biopharmaceuticals, Inc. (a)	19,305	365,830
Alexion Pharmaceuticals, Inc. (a)	68,336	9,085,955
Alkermes PLC (a)	48,071	2,107,913
Alnylam Pharmaceuticals, Inc. (a)	27,666	2,628,270
AMAG Pharmaceuticals, Inc. (a)	11,394	251,238
Amgen, Inc.	207,813	40,845,645
Amicus Therapeutics, Inc. (a)	57,418	835,432
AnaptysBio, Inc. (a)	5,120	400,998
Apellis Pharmaceuticals, Inc.	5,172	95,165
Arena Pharmaceuticals, Inc. (a)	14,775	570,167
Array BioPharma, Inc. (a)	60,725	934,558
Arrowhead Pharmaceuticals, Inc. (a)	24,452	356,266
Atara Biotherapeutics, Inc. (a)	9,486	356,199
Athenex, Inc.	9,783	188,518
Audentes Therapeutics, Inc. (a)	8,126	305,944
Bellicum Pharmaceuticals, Inc. (a)	10,818	68,802
BioCryst Pharmaceuticals, Inc. (a)	21,848	128,903
Biogen, Inc. (a)	65,215	21,805,940
Biohaven Pharmaceutical Holding Co. Ltd. (a)	5,657	195,280
BioMarin Pharmaceutical, Inc. (a)	54,338	5,464,229
Biotime, Inc. (a)	29,370	76,362
Bluebird Bio, Inc. (a)	16,444	2,547,176
Blueprint Medicines Corp. (a)	12,166	724,364
Cara Therapeutics, Inc. (a)	10,077	180,681
Celgene Corp. (a)	231,868	20,888,988
ChemoCentryx, Inc.	7,103	82,111
Clovis Oncology, Inc. (a)	15,052	664,395
Coherus Biosciences, Inc. (a)	12,586	239,763
Concert Pharmaceuticals, Inc. (a)	4,690	74,993
CRISPR Therapeutics AG	5,813	277,513
Cytokinetics, Inc. (a)	15,012	110,338
CytomX Therapeutics, Inc. (a)	12,933	340,655
Deciphera Pharmaceuticals, Inc.	4,546	156,382
Denali Therapeutics, Inc.	6,000	75,540
Dicerna Pharmaceuticals, Inc.	9,847	124,072

	Shares	Value
Dyax Corp. (b)	31,822	$113,923
Dynavax Technologies Corp. (a)	19,058	257,283
Eagle Pharmaceuticals, Inc. (a)	3,717	294,572
Editas Medicine, Inc. (a)	10,587	314,857
Emergent BioSolutions, Inc. (a)	12,863	699,104
Enanta Pharmaceuticals, Inc. (a)	4,476	436,500
Epizyme, Inc. (a)	16,042	206,942
Esperion Therapeutics, Inc. (a)	7,456	335,073
Exact Sciences Corp. (a)	37,232	2,176,210
Exelixis, Inc. (a)	91,604	1,896,203
Fate Therapeutics, Inc.	13,015	116,224
FibroGen, Inc. (a)	23,003	1,451,489
Five Prime Therapeutics, Inc. (a)	11,318	168,638
Flexion Therapeutics, Inc. (a)	9,605	229,175
G1 Therapeutics, Inc. (a)	6,485	333,005
Genomic Health, Inc. (a)	6,621	355,415
Geron Corp. (a)	51,139	183,589
Gilead Sciences, Inc.	403,720	31,421,528
Global Blood Therapeutics, Inc. (a)	13,877	580,059
GlycoMimetics, Inc.	10,472	153,834
Halozyme Therapeutics, Inc. (a)	40,256	728,634
Heron Therapeutics, Inc. (a)	18,253	683,575
ImmunoGen, Inc. (a)	44,950	418,035
Immunomedics, Inc. (a)	35,721	854,804
Incyte Corp. (a)	55,568	3,697,495
Inovio Pharmaceuticals, Inc. (a)	26,499	106,261
Insmed, Inc. (a)	23,747	590,588
Insys Therapeutics, Inc. (a)	8,191	54,552
Intellia Therapeutics, Inc. (a)	7,331	195,151
Intercept Pharmaceuticals, Inc. (a)	6,403	583,569
Intrexon Corp. (a)	21,620	316,949
Invitae Corp. (a)	15,341	135,614
Ionis Pharmaceuticals, Inc. (a)	38,627	1,687,227
Iovance Biotherapeutics, Inc. (a)	22,214	315,439
Ironwood Pharmaceuticals, Inc. (a)	42,823	825,627
Jounce Therapeutics, Inc. (a)	4,534	32,010
Karyopharm Therapeutics, Inc. (a)	14,550	258,699
Keryx Biopharmaceuticals, Inc. (a)	30,290	128,430
Kura Oncology, Inc.	6,919	140,456
La Jolla Pharmaceutical Co. (a)	6,118	202,322
Lexicon Pharmaceuticals, Inc. (a)	13,404	160,580
Ligand Pharmaceuticals, Inc. (a)	6,524	1,424,385
Loxo Oncology, Inc. (a)	6,984	1,170,449
MacroGenics, Inc. (a)	11,722	242,059
Madrigal Pharmaceuticals, Inc. (a)	2,212	568,550
MiMedx Group, Inc. (a)	33,649	143,008
Minerva Neurosciences Inc. (a)	11,023	88,735
Mirati Therapeutics, Inc. (a)	5,459	335,183
Momenta Pharmaceuticals, Inc. (a)	22,805	675,028
Myovant Sciences Ltd. (a)	5,125	104,038
Myriad Genetics, Inc. (a)	21,629	946,269

See accompanying notes which are an integral part of the financial statements.

53	Annual Report

Fidelity MSCI Health Care Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
BIOTECHNOLOGY – continued
Biotechnology – continued
Natera, Inc. (a)	10,774	$247,371
Neurocrine Biosciences, Inc. (a)	27,795	2,793,120
Novavax, Inc. (a)	16,074	20,414
Opko Health, Inc. (a)	104,881	589,431
PDL BioPharma, Inc. (a)	47,831	120,056
Portola Pharmaceuticals, Inc. (a)	19,397	694,413
Progenics Pharmaceuticals, Inc. (a)	21,925	175,071
Prothena Corp. PLC (a)	11,809	175,482
PTC Therapeutics, Inc. (a)	10,991	418,427
Puma Biotechnology, Inc. (a)	9,289	447,265
Radius Health, Inc. (a)	11,822	283,728
Regeneron Pharmaceuticals, Inc. (a)	24,466	9,003,733
REGENXBIO, Inc. (a)	8,844	621,733
Repligen Corp. (a)	11,465	554,103
Retrophin, Inc. (a)	11,007	304,233
Rhythm Pharmaceuticals, Inc.	5,086	157,869
Rigel Pharmaceuticals, Inc. (a)	49,264	138,924
Rocket Pharmaceuticals, Inc.	6,872	140,945
Sage Therapeutics, Inc. (a)	14,176	2,045,880
Sangamo Therapeutics, Inc. (a)	30,773	420,051
Sarepta Therapeutics, Inc. (a)	19,006	2,209,257
Seattle Genetics, Inc. (a)	34,032	2,395,853
Seres Therapeutics, Inc. (a)	6,284	47,570
Sorrento Therapeutics, Inc. (a)	21,535	120,596
Spark Therapeutics, Inc. (a)	10,466	802,952
Spectrum Pharmaceuticals, Inc. (a)	28,133	598,952
Synergy Pharmaceuticals, Inc. (a)	69,215	117,666
TESARO, Inc. (a)	11,959	416,532
TG Therapeutics, Inc. (a)	18,077	212,405
Ultragenyx Pharmaceutical, Inc. (a)	14,574	1,152,949
uniQure N.V. (a)	7,381	227,999
United Therapeutics Corp. (a)	13,370	1,643,307
Vanda Pharmaceuticals, Inc. (a)	16,060	334,851
Vertex Pharmaceuticals, Inc. (a)	78,241	13,696,087
Voyager Therapeutics, Inc. (a)	5,904	111,349
Xencor, Inc. (a)	15,318	570,136
ZIOPHARM Oncology, Inc. (a)	39,570	102,486

TOTAL BIOTECHNOLOGY		263,454,916

HEALTH CARE EQUIPMENT & SUPPLIES – 21.8%
Health Care Equipment – 19.7%
Abaxis, Inc.	7,103	589,549
Abbott Laboratories	538,576	35,298,271
ABIOMED, Inc. (a)	12,984	4,603,218
Accuray, Inc. (a)	27,718	106,714
AngioDynamics, Inc. (a)	11,589	244,991
AtriCure, Inc. (a)	9,590	274,753
AxoGen, Inc.	9,117	409,581
Baxter International, Inc.	158,132	11,456,663

	Shares	Value
Becton Dickinson and Co.	82,061	$20,545,613
Boston Scientific Corp. (a)	423,635	14,238,372
Cantel Medical Corp.	11,641	1,079,237
Cardiovascular Systems, Inc. (a)	10,407	394,738
CONMED Corp.	7,851	580,974
CryoLife, Inc. (a)	10,018	298,536
Cutera, Inc. (a)	4,404	176,160
Danaher Corp.	193,517	19,850,974
DexCom, Inc. (a)	26,907	2,559,663
Edwards Lifesciences Corp. (a)	64,736	9,221,643
GenMark Diagnostics, Inc. (a)	17,307	115,611
Glaukos Corp. (a)	9,591	399,082
Globus Medical, Inc. Class A (a)	22,439	1,155,160
Heska Corp. (a)	2,201	220,650
Hill-Rom Holdings, Inc.	20,515	1,932,513
Hologic, Inc. (a)	85,431	3,665,844
IDEXX Laboratories, Inc. (a)	26,878	6,583,229
Inogen, Inc. (a)	5,568	1,109,424
Insulet Corp. (a)	17,971	1,494,468
Integer Holdings Corp. (a)	8,980	641,621
Integra LifeSciences Holdings Corp. (a)	20,737	1,292,537
Intuitive Surgical, Inc. (a)	34,616	17,591,505
Invacare Corp.	10,766	192,173
iRhythm Technologies, Inc. (a)	5,360	404,948
K2M Group Holdings, Inc. (a)	12,684	258,373
LeMaitre Vascular, Inc.	5,167	186,012
LivaNova PLC (a)	14,905	1,641,488
Masimo Corp. (a)	15,211	1,512,278
Medtronic PLC	417,966	37,713,072
Natus Medical, Inc. (a)	9,769	356,568
Nevro Corp. (a)	8,331	468,702
Novocure Ltd. (a)	19,756	671,704
NuVasive, Inc. (a)	16,019	929,903
NxStage Medical, Inc. (a)	20,838	584,923
Orthofix International N.V. (a)	5,822	352,173
Penumbra, Inc. (a)	9,497	1,350,948
ResMed, Inc.	44,115	4,666,485
Rockwell Medical, Inc. (a)	12,760	51,806
STERIS PLC	26,126	2,990,643
Stryker Corp.	103,936	16,967,552
Surmodics, Inc. (a)	4,084	240,139
Tactile Systems Technology, Inc. (a)	4,712	226,506
Teleflex, Inc.	14,300	3,899,753
Varex Imaging Corp. (a)	11,642	445,190
Varian Medical Systems, Inc. (a)	28,208	3,256,614
ViewRay, Inc.	9,733	116,017
Wright Medical Group N.V. (a)	31,306	796,112
Zimmer Biomet Holdings, Inc.	62,643	7,862,949

		246,274,325

Health Care Supplies – 2.1%
Align Technology, Inc. (a)	23,472	8,371,289

See accompanying notes which are an integral part of the financial statements.

Annual Report	54

Common Stocks – continued
	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES – continued
Health Care Supplies – continued
Anika Therapeutics, Inc. (a)	4,574	$183,097
Atrion Corp.	470	323,360
Avanos Medical, Inc.	14,443	797,254
Cerus Corp. (a)	40,044	296,726
DENTSPLY SIRONA, Inc.	70,977	3,414,703
Endologix, Inc. (a)	25,122	127,871
Haemonetics Corp. (a)	16,458	1,606,959
ICU Medical, Inc. (a)	4,994	1,432,279
Lantheus Holdings, Inc. (a)	11,664	168,545
Meridian Bioscience, Inc.	13,606	214,975
Merit Medical Systems, Inc. (a)	15,539	843,768
Neogen Corp. (a)	15,949	1,314,198
OraSure Technologies, Inc. (a)	19,493	327,287
Quidel Corp. (a)	9,246	627,433
STAAR Surgical Co. (a)	9,549	294,587
The Cooper Cos., Inc.	15,144	3,945,012
West Pharmaceutical Services, Inc.	22,780	2,497,827

		26,787,170

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		273,061,495

HEALTH CARE PROVIDERS & SERVICES – 20.6%
Drug Retail – 1.6%
CVS Health Corp.	312,675	20,280,101

Health Care Services – 3.0%
Addus HomeCare Corp.	2,570	170,006
Amedisys, Inc. (a)	9,053	847,632
American Renal Associates Holdings, Inc. (a)	3,980	64,038
AMN Healthcare Services, Inc. (a)	14,796	895,158
BioTelemetry, Inc. (a)	10,123	531,457
Chemed Corp.	4,980	1,573,829
Civitas Solutions, Inc. (a)	5,295	86,573
CorVel Corp. (a)	3,324	190,631
Cross Country Healthcare, Inc. (a)	11,299	132,537
DaVita, Inc. (a)	44,995	3,162,249
Diplomat Pharmacy, Inc. (a)	16,466	342,163
Envision Healthcare Corp. (a)	37,449	1,657,493
Express Scripts Holding Co. (a)	173,882	13,816,664
Laboratory Corp. of America Holdings (a)	31,439	5,512,514
LHC Group, Inc. (a)	8,721	750,704
MEDNAX, Inc. (a)	29,007	1,241,210
National Research Corp. Class A	3,510	133,205
Premier, Inc. Class A (a)	17,212	643,729
Quest Diagnostics, Inc.	41,864	4,509,590
R1 RCM, Inc.	25,661	205,801
RadNet, Inc. (a)	12,724	170,502
The Providence Service Corp. (a)	3,746	262,520

	Shares	Value
Tivity Health, Inc. (a)	12,376	$417,071

		37,317,276

Health Care Distributors – 1.7%
AmerisourceBergen Corp.	50,861	4,161,956
Cardinal Health, Inc.	97,115	4,850,894
Henry Schein, Inc. (a)	47,481	3,770,466
McKesson Corp.	63,604	7,988,662
Owens & Minor, Inc.	19,338	364,908
Patterson Cos., Inc.	26,244	643,503

		21,780,389

Health Care Facilities – 1.8%
Acadia Healthcare Co., Inc. (a)	27,399	1,081,713
Brookdale Senior Living, Inc. (a)	57,326	549,756
Capital Senior Living Corp. (a)	8,003	79,950
Community Health Systems, Inc. (a)	96	321
Encompass Health Corp.	30,216	2,285,236
HCA Healthcare, Inc.	86,291	10,719,931
LifePoint Health, Inc. (a)	12,121	785,441
National HealthCare Corp.	2,873	207,086
Select Medical Holdings Corp. (a)	33,151	689,541
Surgery Partners, Inc. (a)	4,511	68,116
Tenet Healthcare Corp. (a)	31,461	1,183,877
The Ensign Group, Inc.	15,373	554,504
Universal Health Services, Inc. Class B	27,080	3,306,468
US Physical Therapy, Inc.	3,896	408,106

		21,920,046

Managed Health Care – 12.5%
Aetna, Inc.	100,779	18,985,756
Anthem, Inc.	78,814	19,939,942
Centene Corp. (a)	62,516	8,147,710
Cigna Corp.	74,842	13,428,152
HealthEquity, Inc. (a)	16,873	1,273,912
Humana, Inc.	42,427	13,329,715
Magellan Health, Inc. (a)	7,441	541,333
Molina Healthcare, Inc. (a)	17,450	1,816,370
Triple-S Management Corp. Class B (a)	7,279	258,477
UnitedHealth Group, Inc.	298,433	75,569,204
WellCare Health Plans, Inc. (a)	13,303	3,557,488

		156,848,059

TOTAL HEALTH CARE PROVIDERS & SERVICES		258,145,871

HEALTH CARE TECHNOLOGY – 1.3%
Health Care Technology – 1.3%
Allscripts Healthcare Solutions, Inc. (a)	56,660	693,518
athenahealth, Inc. (a)	12,400	1,868,804
Castlight Health, Inc. Class B (a)	23,170	76,461
Cerner Corp. (a)	92,349	5,733,026
Computer Programs & Systems, Inc.	3,994	124,613
Cotiviti Holdings, Inc. (a)	12,855	573,847

See accompanying notes which are an integral part of the financial statements.

55	Annual Report

Fidelity MSCI Health Care Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
HEALTH CARE TECHNOLOGY – continued
Health Care Technology – continued
Evolent Health, Inc. Class A (a)	17,261	$348,672
HealthStream, Inc.	8,034	225,595
HMS Holdings Corp. (a)	26,096	624,477
Inovalon Holdings, Inc. Class A (a)	19,351	206,088
Medidata Solutions, Inc. (a)	18,111	1,345,828
Omnicell, Inc. (a)	11,993	713,584
Quality Systems, Inc. (a)	14,734	296,596
Tabula Rasa HealthCare, Inc.	5,011	291,841
Teladoc, Inc. (a)	17,104	1,023,674
Veeva Systems, Inc. Class A (a)	35,874	2,713,151
Vocera Communications, Inc. (a)	8,612	259,910

TOTAL HEALTH CARE TECHNOLOGY		17,119,685

LIFE SCIENCES TOOLS & SERVICES – 6.4%
Life Sciences Tools & Services – 6.4%
Accelerate Diagnostics, Inc. (a)	10,618	233,065
Agilent Technologies, Inc.	99,543	6,573,820
Bio-Rad Laboratories, Inc. Class A (a)	6,479	1,986,785
Bio-Techne Corp.	11,592	1,862,139
Bruker Corp.	31,124	1,008,418
Cambrex Corp. (a)	10,154	634,625
Charles River Laboratories International, Inc. (a)	14,674	1,823,978
Codexis, Inc.	14,881	214,286
Illumina, Inc. (a)	45,296	14,692,211
IQVIA Holdings, Inc. (a)	50,423	6,148,581
Luminex Corp.	13,320	451,015
Medpace Holdings, Inc. (a)	2,914	178,832
Mettler-Toledo International, Inc. (a)	7,867	4,661,276
NeoGenomics, Inc. (a)	19,305	270,270
Pacific Biosciences of California, Inc. (a)	34,203	129,971
PerkinElmer, Inc.	34,014	2,693,229
PRA Health Sciences, Inc. (a)	15,832	1,664,577
Syneos Health, Inc. (a)	17,768	875,518
Thermo Fisher Scientific, Inc.	123,824	29,040,443
Waters Corp. (a)	24,309	4,795,436

TOTAL LIFE SCIENCES TOOLS & SERVICES		79,938,475

PHARMACEUTICALS – 28.7%
Pharmaceuticals – 28.7%
Aclaris Therapeutics, Inc. (a)	7,996	137,051
Aerie Pharmaceuticals, Inc. (a)	10,645	719,070
Akcea Therapeutics, Inc. (a)	5,175	163,634
Akorn, Inc. (a)	29,445	545,321
Allergan PLC	101,832	18,746,253
Amneal Pharmaceuticals, Inc.	21,798	417,868
Amphastar Pharmaceuticals, Inc. (a)	10,633	185,546
ANI Pharmaceuticals, Inc. (a)	2,758	184,648

	Shares	Value
Assembly Biosciences, Inc. (a)	6,444	$285,018
Bristol-Myers Squibb Co.	503,142	29,559,592
Catalent, Inc. (a)	41,047	1,711,660
Collegium Pharmaceutical, Inc. (a)	7,195	138,648
Corcept Therapeutics, Inc. (a)	32,281	423,850
Cymabay Therapeutics, Inc.	17,459	195,366
Depomed, Inc. (a)	18,798	166,550
Dermira, Inc. (a)	34	331
Dova Pharmaceuticals, Inc.	3,907	84,274
Eli Lilly & Co.	304,077	30,045,848
Endo International PLC (a)	62,955	783,160
Endocyte, Inc.	17,009	260,578
Horizon Pharma PLC (a)	50,657	893,083
Innoviva, Inc. (a)	22,236	314,639
Intersect ENT, Inc. (a)	8,720	282,092
Intra-Cellular Therapies, Inc. (a)	13,758	276,123
Jazz Pharmaceuticals PLC (a)	18,476	3,197,826
Johnson & Johnson	827,414	109,648,903
Lannett Co., Inc. (a)	9,721	123,943
Mallinckrodt PLC (a)	26,518	621,847
Merck & Co., Inc.	831,514	54,771,827
Mylan N.V. (a)	158,791	5,924,492
MyoKardia, Inc. (a)	9,990	573,426
Nektar Therapeutics (a)	49,743	2,616,482
Omeros Corp. (a)	14,152	298,041
Optinose, Inc.	3,500	71,225
Pacira Pharmaceuticals, Inc. (a)	12,698	510,460
Paratek Pharmaceuticals, Inc. (a)	8,229	83,113
Perrigo Co. PLC	41,351	3,329,583
Pfizer, Inc.	1,835,878	73,306,609
Phibro Animal Health Corp. Class A	6,235	298,656
Prestige Brands Holdings, Inc. (a)	16,430	587,044
Reata Pharmaceuticals, Inc. Class A (a)	5,753	403,343
Revance Therapeutics, Inc. (a)	8,980	258,175
Supernus Pharmaceuticals, Inc. (a)	15,879	840,793
The Medicines Co. (a)	22,803	905,963
TherapeuticsMD, Inc. (a)	57,300	299,106
Theravance Biopharma, Inc. (a)	13,667	327,325
WaVe Life Sciences Ltd. (a)	3,678	148,591
Zoetis, Inc.	149,528	12,931,181
Zogenix, Inc. (a)	10,841	615,227

TOTAL PHARMACEUTICALS		359,213,384

TOTAL COMMON STOCKS (Cost $1,064,730,637)		1,250,933,826

See accompanying notes which are an integral part of the financial statements.

Annual Report	56

Money Market Funds – 0.1%
	Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (c) (Cost $817,552)	817,552	$817,552

TOTAL INVESTMENT PORTFOLIO – 99.9% (Cost $1,065,548,189)		1,251,751,378

NET OTHER ASSETS (LIABILITIES) – 0.1%		874,966

NET ASSETS – 100.0%		$1,252,626,344

Legend

(a)	Non-income producing.

(b)	Level 3 security.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$1,250,933,826	$1,250,819,903	$—	$113,923
Money Market Funds	817,552	817,552	—	—

Total Investments in Securities:	$1,251,751,378	$1,251,637,455	$—	$113,923

See accompanying notes which are an integral part of the financial statements.

57	Annual Report

Fidelity MSCI Industrials Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.9%
	Shares	Value
AEROSPACE & DEFENSE – 24.4%
Aerospace & Defense – 24.4%
AAR Corp.	5,530	$262,177
Aerojet Rocketdyne Holdings, Inc. (a)	11,319	381,450
Aerovironment, Inc. (a)	3,620	266,468
Arconic, Inc.	72,447	1,571,376
Astronics Corp. (a)	3,364	137,958
Axon Enterprise, Inc. (a)	8,831	599,890
BWX Technologies, Inc.	16,629	1,093,523
Cubic Corp.	4,311	293,579
Curtiss-Wright Corp.	6,990	929,880
Engility Holdings, Inc. (a)	3,467	119,958
Esterline Technologies Corp. (a)	4,464	380,779
General Dynamics Corp.	42,151	8,420,084
Harris Corp.	19,802	3,266,340
HEICO Corp.	7,031	536,958
HEICO Corp. Class A	12,571	813,972
Hexcel Corp.	14,982	1,033,908
Huntington Ingalls Industries, Inc.	7,486	1,744,612
KLX, Inc. (a)	8,402	613,766
Kratos Defense & Security Solutions, Inc. (a)	14,871	192,133
L3 Technologies, Inc.	13,067	2,802,088
Lockheed Martin Corp.	42,922	13,996,864
Mercury Systems, Inc. (a)	8,052	336,010
Moog, Inc. Class A	5,432	407,454
National Presto Industries, Inc.	811	101,091
Northrop Grumman Corp.	27,614	8,297,731
Raytheon Co.	48,170	9,539,105
Rockwell Collins, Inc.	27,373	3,804,573
Spirit AeroSystems Holdings, Inc. Class A	19,094	1,780,516
Teledyne Technologies, Inc. (a)	5,972	1,310,376
Textron, Inc.	43,716	2,984,491
The Boeing Co.	93,355	33,262,387
The KeyW Holding Corp. (a)	7,956	70,570
TransDigm Group, Inc.	7,845	2,946,111
Triumph Group, Inc.	7,929	165,320
United Technologies Corp.	126,866	17,220,791
Wesco Aircraft Holdings, Inc. (a)	9,132	109,127

TOTAL AEROSPACE & DEFENSE		121,793,416

AIR FREIGHT & LOGISTICS – 6.3%
Air Freight & Logistics – 6.3%
Air Transport Services Group, Inc. (a)	2,530	57,001
Atlas Air Worldwide Holdings, Inc. (a)	1,059	71,006
CH Robinson Worldwide, Inc.	23,297	2,148,682
Echo Global Logistics, Inc. (a)	4,493	154,784
Expeditors International of Washington, Inc.	29,439	2,242,369
FedEx Corp.	42,497	10,448,737

	Shares	Value
Forward Air Corp.	4,953	$316,497
Hub Group, Inc. Class A (a)	5,556	257,798
United Parcel Service, Inc. Class B	114,923	13,778,118
XPO Logistics, Inc. (a)	19,997	1,994,101

TOTAL AIR FREIGHT & LOGISTICS		31,469,093

AIRLINES – 1.0%
Airlines – 1.0%
Allegiant Travel Co.	675	83,430
American Airlines Group, Inc.	19,729	780,085
Delta Air Lines, Inc.	29,482	1,604,410
Hawaiian Holdings, Inc.	2,135	85,614
SkyWest, Inc.	2,134	127,827
Southwest Airlines Co.	24,528	1,426,548
Spirit Airlines, Inc. (a)	2,872	124,760
United Continental Holdings, Inc. (a)	11,866	954,026

TOTAL AIRLINES		5,186,700

BUILDING PRODUCTS – 4.2%
Building Products – 4.2%
AAON, Inc.	6,985	263,684
Advanced Drainage Systems, Inc.	6,648	185,812
Allegion PLC	15,885	1,295,263
American Woodmark Corp. (a)	2,494	208,124
AO Smith Corp.	24,249	1,443,543
Apogee Enterprises, Inc.	4,730	240,095
Armstrong Flooring, Inc. (a)	3,535	46,202
Armstrong World Industries, Inc. (a)	7,523	510,812
Builders FirstSource, Inc. (a)	18,822	337,478
Continental Building Products, Inc. (a)	6,235	198,897
CSW Industrials, Inc. (a)	2,649	143,708
Fortune Brands Home & Security, Inc.	25,310	1,467,980
Gibraltar Industries, Inc. (a)	5,333	231,719
Griffon Corp.	5,355	95,855
Insteel Industries, Inc.	3,019	124,172
JELD-WEN Holding, Inc. (a)	13,957	382,980
Johnson Controls International PLC	154,679	5,802,009
Lennox International, Inc.	6,190	1,343,725
Masco Corp.	52,368	2,112,001
Masonite International Corp. (a)	4,671	318,796
NCI Building Systems, Inc. (a)	7,159	114,186
Owens Corning	18,628	1,159,034
Patrick Industries, Inc. (a)	4,036	247,205
PGT Innovations, Inc. (a)	8,290	198,960
Quanex Building Products Corp.	5,300	93,810
Simpson Manufacturing Co., Inc.	7,100	518,016
Trex Co., Inc. (a)	9,823	763,640
Universal Forest Products, Inc.	10,266	378,199
USG Corp. (a)	15,292	660,920

TOTAL BUILDING PRODUCTS		20,886,825

See accompanying notes which are an integral part of the financial statements.

Annual Report	58

Common Stocks – continued
	Shares	Value
COMMERCIAL SERVICES & SUPPLIES – 6.2%
Commercial Printing – 0.4%
Brady Corp. Class A	8,047	$307,798
Cimpress N.V. (a)	3,836	560,324
Deluxe Corp.	7,991	470,910
Ennis, Inc.	4,325	94,069
LSC Communications, Inc.	5,815	87,341
Multi-Color Corp.	2,380	157,913
Quad/Graphics, Inc.	5,588	114,889
RR Donnelley & Sons Co.	11,484	67,756

		1,861,000

Diversified Support Services – 1.7%
Cintas Corp.	15,115	3,090,715
Civeo Corp. (a)	16,189	61,680
Copart, Inc. (a)	34,886	2,002,108
Healthcare Services Group, Inc.	12,280	494,393
KAR Auction Services, Inc.	22,433	1,333,642
Matthews International Corp. Class A	5,360	281,668
McGrath RentCorp	4,033	239,480
Mobile Mini, Inc.	7,370	314,330
UniFirst Corp.	2,448	458,143
Viad Corp.	3,393	194,758
VSE Corp.	1,461	62,969

		8,533,886

Environmental & Facilities Services – 3.5%
ABM Industries, Inc.	10,994	343,013
Advanced Disposal Services, Inc. (a)	10,512	258,595
Casella Waste Systems, Inc. Class A (a)	6,511	179,443
Clean Harbors, Inc. (a)	9,014	513,167
Covanta Holding Corp.	19,676	354,168
Heritage-Crystal Clean, Inc. (a)	2,369	57,093
Republic Services, Inc.	38,722	2,806,570
Rollins, Inc.	16,369	899,313
SP Plus Corp. (a)	3,780	147,420
Stericycle, Inc. (a)	14,252	995,645
Team, Inc. (a)	4,813	104,923
Tetra Tech, Inc.	9,312	566,170
US Ecology, Inc.	3,631	246,182
Waste Connections, Inc.	44,024	3,416,703
Waste Management, Inc.	72,421	6,517,890

		17,406,295

Office Services & Supplies – 0.5%
ACCO Brands Corp. (a)	17,777	227,546
Essendant, Inc.	6,294	104,669
Herman Miller, Inc.	9,912	375,169
HNI Corp.	7,225	312,626
Interface, Inc.	10,057	225,277
Kimball International, Inc. Class B	6,214	100,356
Knoll, Inc.	8,385	189,082
MSA Safety, Inc.	6,054	610,727

	Shares	Value
Pitney Bowes, Inc.	31,166	$272,079
Steelcase, Inc. Class A	14,276	196,295

		2,613,826

Security & Alarm Services – 0.1%
The Brink’s Co.	8,420	672,337

TOTAL COMMERCIAL SERVICES & SUPPLIES		31,087,344

CONSTRUCTION & ENGINEERING – 1.7%
Construction & Engineering – 1.7%
AECOM (a)	26,537	890,582
Aegion Corp. (a)	5,515	136,662
Argan, Inc.	2,395	91,968
Comfort Systems USA, Inc.	6,206	344,743
Dycom Industries, Inc. (a)	5,142	458,461
EMCOR Group, Inc.	9,749	750,186
Fluor Corp.	23,329	1,195,611
Granite Construction, Inc.	7,546	407,107
Great Lakes Dredge & Dock Corp. (a)	9,003	48,616
Jacobs Engineering Group, Inc.	21,276	1,438,896
KBR, Inc.	23,338	466,293
MasTec, Inc. (a)	11,108	517,077
MYR Group, Inc. (a)	2,782	102,628
NV5 Global, Inc. (a)	1,340	100,902
Primoris Services Corp.	6,848	184,964
Quanta Services, Inc. (a)	25,711	875,974
Tutor Perini Corp. (a)	6,781	125,448
Valmont Industries, Inc.	3,806	531,508
Willscot Corp. (a)	5,773	96,409

TOTAL CONSTRUCTION & ENGINEERING		8,764,035

ELECTRICAL EQUIPMENT – 5.7%
Electrical Components & Equipment – 5.6%
Acuity Brands, Inc.	7,037	978,354
AMETEK, Inc.	38,635	3,005,803
Atkore International Group, Inc. (a)	7,802	184,595
Eaton Corp. PLC	73,460	6,109,668
Emerson Electric Co.	106,007	7,662,186
Encore Wire Corp.	3,497	170,479
EnerSys	7,026	576,624
Generac Holdings, Inc. (a)	10,399	558,946
Hubbell, Inc.	9,142	1,126,752
nVent Electric PLC	28,788	788,791
Plug Power, Inc. (a)	37,767	75,534
Powell Industries, Inc.	1,577	57,797
Regal-Beloit Corp.	7,375	633,881
Rockwell Automation, Inc.	21,338	4,002,155
Sensata Technologies Holding PLC (a)	28,579	1,553,840
Sunrun, Inc. (a)	13,554	191,654
Thermon Group Holdings, Inc. (a)	5,549	139,114

See accompanying notes which are an integral part of the financial statements.

59	Annual Report

Fidelity MSCI Industrials Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
ELECTRICAL EQUIPMENT – continued
Electrical Components & Equipment – continued
Vicor Corp. (a)	3,037	$174,779

		27,990,952

Heavy Electrical Equipment – 0.1%
AZZ, Inc.	4,331	234,740
TPI Composites, Inc. (a)	2,620	80,749

		315,489

TOTAL ELECTRICAL EQUIPMENT		28,306,441

INDUSTRIAL CONGLOMERATES – 13.5%
Industrial Conglomerates – 13.5%
3M Co.	99,438	21,112,676
Carlisle Cos., Inc.	10,299	1,265,129
General Electric Co.	1,449,852	19,761,483
Honeywell International, Inc.	125,567	20,046,772
Raven Industries, Inc.	5,998	232,722
Roper Industries, Inc.	17,161	5,180,906

TOTAL INDUSTRIAL CONGLOMERATES		67,599,688

MACHINERY – 18.8%
Agricultural & Farm Machinery – 1.9%
AGCO Corp.	10,628	669,777
Deere & Co.	51,284	7,425,410
Lindsay Corp.	1,778	167,381
The Toro Co.	17,868	1,075,475
Titan International, Inc.	8,543	90,470

		9,428,513

Construction & Farm Machinery & Heavy Trucks – 6.1%
Alamo Group, Inc.	1,686	156,798
Allison Transmission Holdings, Inc.	21,034	988,598
American Railcar Industries, Inc.	1,266	57,692
Astec Industries, Inc.	3,485	171,218
Blue Bird Corp. (a)	2,091	47,152
Caterpillar, Inc.	99,787	14,349,371
Cummins, Inc.	26,276	3,752,476
Douglas Dynamics, Inc.	3,771	185,156
Federal Signal Corp.	10,111	240,136
Meritor, Inc. (a)	14,139	291,263
Navistar International Corp. (a)	7,385	318,072
Oshkosh Corp.	12,447	936,637
PACCAR, Inc.	58,766	3,862,101
REV Group, Inc.	4,839	83,086
Spartan Motors, Inc.	5,565	82,084
Terex Corp.	13,509	596,017
The Greenbrier Cos., Inc.	4,844	274,413
The Manitowoc Co., Inc. (a)	5,654	149,774
Trinity Industries, Inc.	22,622	861,898
Wabash National Corp.	9,830	194,634
WABCO Holdings, Inc. (a)	8,953	1,125,213

	Shares	Value
Wabtec Corp.	14,419	$1,590,704

		30,314,493

Industrial Machinery – 10.8%
Actuant Corp. Class A	10,018	286,014
Albany International Corp. Class A	4,872	322,283
Altra Industrial Motion Corp.	4,881	214,276
Barnes Group, Inc.	8,461	574,079
Briggs & Stratton Corp.	7,082	125,281
Chart Industries, Inc. (a)	4,667	364,446
CIRCOR International, Inc.	2,808	124,535
Colfax Corp. (a)	15,435	498,550
Columbus McKinnon Corp.	3,461	142,455
Crane Co.	8,004	724,922
Donaldson Co., Inc.	21,655	1,032,943
Dover Corp.	25,803	2,141,133
Energy Recovery, Inc. (a)	6,460	52,261
EnPro Industries, Inc.	3,631	277,372
ESCO Technologies, Inc.	4,312	268,422
Evoqua Water Technologies Corp. (a)	9,562	204,053
Flowserve Corp.	21,725	963,069
Fortive Corp.	52,284	4,291,471
Franklin Electric Co., Inc.	6,642	328,447
Gardner Denver Holdings, Inc. (a)	18,269	522,676
Gates Industrial Corp. PLC (a)	9,759	151,948
Global Brass & Copper Holdings, Inc.	3,603	118,719
Graco, Inc.	28,247	1,303,316
Harsco Corp. (a)	13,379	339,158
Hillenbrand, Inc.	10,576	530,915
Hyster-Yale Materials Handling, Inc.	1,411	92,787
IDEX Corp.	12,766	1,960,602
Illinois Tool Works, Inc.	51,331	7,357,272
Ingersoll-Rand PLC	41,715	4,109,345
ITT, Inc.	14,701	833,106
John Bean Technologies Corp.	5,268	582,641
Kadant, Inc.	1,835	177,261
Kennametal, Inc.	13,592	529,544
Lincoln Electric Holdings, Inc.	10,399	976,882
Lydall, Inc. (a)	2,872	133,261
Milacron Holdings Corp. (a)	11,649	242,882
Mueller Industries, Inc.	9,120	301,963
Mueller Water Products, Inc. Class A	26,718	329,967
NN, Inc.	4,672	100,448
Nordson Corp.	8,719	1,169,305
Omega Flex, Inc.	505	46,601
Parker Hannifin Corp.	22,211	3,754,769
Park-Ohio Holdings Corp.	1,437	53,816
Pentair PLC	28,832	1,287,349
Proto Labs, Inc. (a)	4,283	533,876
RBC Bearings, Inc. (a)	4,052	589,080
Rexnord Corp. (a)	17,356	524,845
Snap-on, Inc.	9,461	1,604,491

See accompanying notes which are an integral part of the financial statements.

Annual Report	60

Common Stocks – continued
	Shares	Value
MACHINERY – continued
Industrial Machinery – continued
SPX Corp. (a)	7,187	$266,638
SPX FLOW, Inc. (a)	7,133	338,960
Standex International Corp.	2,121	219,842
Stanley Black & Decker, Inc.	25,727	3,845,415
Sun Hydraulics Corp.	4,732	246,348
Tennant Co.	2,854	232,173
The Gorman-Rupp Co.	3,049	115,374
The Middleby Corp. (a)	9,321	955,216
The Timken Co.	11,685	575,486
Trimas Corp. (a)	7,604	225,078
Watts Water Technologies, Inc. Class A	4,620	395,241
Welbilt, Inc. (a)	22,101	503,903
Woodward, Inc.	9,198	765,366
Xylem, Inc.	30,055	2,301,011

		54,180,888

TOTAL MACHINERY		93,923,894

MARINE – 0.1%
Marine – 0.1%
Kirby Corp. (a)	2,485	207,373
Matson, Inc.	1,793	64,548

TOTAL MARINE		271,921

PROFESSIONAL SERVICES – 4.8%
Human Resource & Employment Services – 1.2%
ASGN, Inc. (a)	8,675	783,353
Barrett Business Services, Inc.	1,235	113,472
GP Strategies Corp. (a)	2,050	38,745
Heidrick & Struggles International, Inc.	3,190	130,471
Insperity, Inc.	6,300	599,130
Kelly Services, Inc. Class A	5,280	128,251
Kforce, Inc.	3,937	148,819
Korn/Ferry International	8,955	590,851
ManpowerGroup, Inc.	11,027	1,028,378
Robert Half International, Inc.	20,717	1,569,520
TriNet Group, Inc. (a)	7,592	408,829
TrueBlue, Inc. (a)	6,923	187,267
WageWorks, Inc. (a)	6,613	349,166

		6,076,252

Research & Consulting Services – 3.6%
CBIZ, Inc. (a)	8,691	191,202
CoStar Group, Inc. (a)	6,030	2,507,576
Equifax, Inc.	20,059	2,517,405
Exponent, Inc.	8,600	420,540
Forrester Research, Inc.	1,682	77,793
FTI Consulting, Inc. (a)	6,238	492,552
Huron Consulting Group, Inc. (a)	3,679	160,588

	Shares	Value
ICF International, Inc.	3,097	$228,094
IHS Markit Ltd. (a)	66,700	3,537,101
InnerWorkings, Inc. (a)	8,326	73,768
Mistras Group, Inc. (a)	2,794	58,786
Navigant Consulting, Inc. (a)	7,640	166,246
Nielsen Holdings PLC	59,464	1,400,972
Resources Connection, Inc.	4,899	77,894
The Dun & Bradstreet Corp.	6,190	779,259
TransUnion	30,673	2,220,725
Verisk Analytics, Inc. (a)	26,197	2,897,912

		17,808,413

TOTAL PROFESSIONAL SERVICES		23,884,665

ROAD & RAIL – 9.7%
Railroads – 8.1%
CSX Corp.	140,742	9,947,645
Genesee & Wyoming, Inc. Class A (a)	10,279	883,994
Kansas City Southern	17,181	1,997,635
Norfolk Southern Corp.	47,417	8,013,473
Union Pacific Corp.	131,451	19,703,190

		40,545,937

Trucking – 1.6%
AMERCO	1,469	553,931
ArcBest Corp.	4,307	200,491
Avis Budget Group, Inc. (a)	11,476	399,939
Covenant Transportation Group, Inc. Class A (a)	2,180	63,176
Daseke, Inc. (a)	6,532	56,763
Heartland Express, Inc.	7,619	146,209
Hertz Global Holdings, Inc. (a)	8,382	127,658
JB Hunt Transport Services, Inc.	14,638	1,755,096
Knight-Swift Transportation Holdings, Inc.	22,250	724,237
Landstar System, Inc.	6,998	777,828
Marten Transport Ltd.	6,814	148,886
Old Dominion Freight Line, Inc.	10,329	1,516,297
Ryder System, Inc.	8,832	691,546
Saia, Inc. (a)	4,285	322,875
Universal Logistics Holdings, Inc	1,357	45,459
Werner Enterprises, Inc.	7,902	294,349
YRC Worldwide, Inc. (a)	5,611	54,651

		7,879,391

TOTAL ROAD & RAIL		48,425,328

TRADING COMPANIES & DISTRIBUTORS – 3.4%
Trading Companies & Distributors – 3.4%
Air Lease Corp.	16,428	722,175
Aircastle Ltd.	9,848	204,149
Applied Industrial Technologies, Inc.	6,459	482,164
Beacon Roofing Supply, Inc. (a)	11,418	480,470

See accompanying notes which are an integral part of the financial statements.

61	Annual Report

Fidelity MSCI Industrials Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
TRADING COMPANIES & DISTRIBUTORS – continued
Trading Companies & Distributors – continued
BMC Stock Holdings, Inc. (a)	10,696	$235,312
CAI International, Inc. (a)	3,141	72,117
DXP Enterprises, Inc. (a)	2,758	114,016
Fastenal Co.	48,035	2,734,633
Foundation Building Materials, Inc. (a)	3,253	47,136
GATX Corp.	6,013	495,111
GMS, Inc. (a)	5,517	144,766
H&E Equipment Services, Inc.	5,328	196,017
HD Supply Holdings, Inc. (a)	29,431	1,294,375
Herc Holdings, Inc. (a)	3,554	201,938
Kaman Corp.	3,980	263,556
MRC Global, Inc. (a)	15,318	346,953
MSC Industrial Direct Co., Inc. Class A	7,517	636,164
Nexeo Solutions, Inc. (a)	5,405	49,077
NOW, Inc. (a)	18,129	271,029
Rush Enterprises, Inc. Class A (a)	5,257	237,038
Rush Enterprises, Inc. Class B (a)	770	34,642
SiteOne Landscape Supply, Inc. (a)	6,340	565,275
Systemax, Inc.	2,169	96,998
Titan Machinery, Inc. (a)	3,310	50,113
Triton International Ltd.	8,386	295,187
United Rentals, Inc. (a)	14,104	2,098,675
Univar, Inc. (a)	18,933	520,468
Veritiv Corp. (a)	1,974	75,604
Watsco, Inc.	5,089	877,903

	Shares	Value
WESCO International, Inc. (a)	7,852	$478,972
WW Grainger, Inc.	7,956	2,757,231

TOTAL TRADING COMPANIES & DISTRIBUTORS		17,079,264

TRANSPORTATION INFRASTRUCTURE – 0.1%
Airport Services – 0.1%
Macquarie Infrastructure Corp.	13,425	609,629

TOTAL COMMON STOCKS (Cost $469,077,922)		499,288,243

Money Market Funds – 0.0%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (b) (Cost $258,168)	258,168	258,168

TOTAL INVESTMENT PORTFOLIO – 99.9% (Cost $469,336,090)		499,546,411

NET OTHER ASSETS (LIABILITIES) – 0.1%		277,758

NET ASSETS – 100.0%		$499,824,169

Legend

(a)	Non-income producing.

(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report	62

Fidelity MSCI Information Technology Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.9%
	Shares	Value
COMMUNICATIONS EQUIPMENT – 4.6%
Communications Equipment – 4.6%
Acacia Communications, Inc. (a)	7,549	$242,625
ADTRAN, Inc.	16,377	266,126
Applied Optoelectronics, Inc. (a)	6,361	244,453
Arista Networks, Inc. (a)	16,286	4,164,819
ARRIS International PLC (a)	56,717	1,432,671
CalAmp Corp. (a)	12,063	274,554
Ciena Corp. (a)	45,787	1,162,990
Cisco Systems, Inc.	1,515,011	64,069,815
CommScope Holding Co., Inc. (a)	60,115	1,930,293
Comtech Telecommunications Corp.	7,768	261,005
EchoStar Corp. Class A (a)	15,601	701,889
Extreme Networks, Inc. (a)	38,109	323,927
F5 Networks, Inc. (a)	19,562	3,352,536
Finisar Corp. (a)	14,824	249,784
Infinera Corp. (a)	49,422	411,191
InterDigital, Inc.	11,159	920,060
Juniper Networks, Inc.	108,103	2,847,433
Lumentum Holdings, Inc. (a)	19,798	1,034,445
Mitel Networks Corp. (a)	39,982	438,603
Motorola Solutions, Inc.	50,971	6,182,782
NETGEAR, Inc. (a)	10,078	663,636
Netscout Systems, Inc. (a)	27,460	735,928
Oclaro, Inc. (a)	54,443	460,588
Palo Alto Networks, Inc. (a)	28,908	5,731,300
Plantronics, Inc.	10,675	732,946
Quantenna Communications, Inc. (a)	8,095	128,953
Ribbon Communications, Inc. (a)	18,417	124,959
Ubiquiti Networks, Inc. (a)	7,577	625,709
ViaSat, Inc. (a)	17,910	1,259,789
Viavi Solutions, Inc. (a)	72,036	729,004

TOTAL COMMUNICATIONS EQUIPMENT		101,704,813

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 3.6%
Electronic Components – 1.1%
Amphenol Corp. Class A	96,182	8,993,979
AVX Corp.	15,908	330,568
Belden, Inc.	13,275	859,556
Corning, Inc.	269,856	8,953,822
Dolby Laboratories, Inc. Class A	19,472	1,254,971
II-VI, Inc. (a)	18,689	732,609
Knowles Corp. (a)	28,965	502,832
Littelfuse, Inc.	7,863	1,704,856
Rogers Corp. (a)	5,826	679,137
Vishay Intertechnology, Inc.	41,866	1,046,650

		25,058,980

Electronic Equipment & Instruments – 1.0%
Badger Meter, Inc.	9,357	487,968
Cognex Corp.	54,784	2,891,500
Coherent, Inc. (a)	2,660	420,440

	Shares	Value
Control4 Corp. (a)	8,159	$207,483
Daktronics, Inc.	13,718	117,838
Electro Scientific Industries, Inc.	10,412	187,728
FARO Technologies, Inc. (a)	5,443	354,339
Fitbit, Inc. Class A (a)	65,319	387,342
FLIR Systems, Inc.	43,873	2,570,958
Itron, Inc. (a)	10,974	671,609
Keysight Technologies, Inc. (a)	58,998	3,421,884
Mesa Laboratories, Inc.	1,135	229,531
MTS Systems Corp.	5,747	313,355
National Instruments Corp.	39,221	1,718,272
Novanta, Inc. (a)	10,487	653,864
OSI Systems, Inc. (a)	5,846	466,277
Trimble, Inc. (a)	79,485	2,805,820
VeriFone Systems, Inc. (a)	35,178	805,576
Zebra Technologies Corp. Class A (a)	16,937	2,336,120

		21,047,904

Electronic Manufacturing Services – 0.9%
Benchmark Electronics, Inc.	16,576	401,139
CTS Corp.	10,158	354,514
Fabrinet (a)	11,865	464,159
Flex Ltd. (a)	166,451	2,323,656
IPG Photonics Corp. (a)	11,901	1,952,240
Jabil, Inc.	50,421	1,420,359
KEMET Corp. (a)	16,635	432,344
Kimball Electronics, Inc. (a)	8,595	174,908
Methode Electronics, Inc.	12,611	494,982
Park Electrochemical Corp.	6,306	139,426
Plexus Corp. (a)	10,862	645,420
Sanmina Corp. (a)	22,585	657,223
TE Connectivity Ltd.	110,624	10,351,088
TTM Technologies, Inc. (a)	30,306	526,112

		20,337,570

Semiconductors – 0.1%
Universal Display Corp.	13,495	1,299,569

Technology Distributors – 0.5%
Anixter International, Inc. (a)	9,968	726,667
Arrow Electronics, Inc. (a)	27,810	2,109,110
Avnet, Inc.	37,872	1,660,687
CDW Corp.	48,184	4,051,793
ePlus, Inc. (a)	4,540	447,871
Insight Enterprises, Inc. (a)	11,547	580,468
PC Connection, Inc.	3,836	129,849
ScanSource, Inc. (a)	8,410	346,912
SYNNEX Corp.	9,548	921,096
Tech Data Corp. (a)	11,891	991,828

		11,966,281

TOTAL ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS		79,710,304

See accompanying notes which are an integral part of the financial statements.

63	Annual Report

Fidelity MSCI Information Technology Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
INTERNET SOFTWARE & SERVICES – 19.5%
Data Processing & Outsourced Services – 0.0%
NIC, Inc.	21,083	$345,761

Internet Software & Services – 19.5%
2U, Inc. (a)	16,614	1,257,015
Akamai Technologies, Inc. (a)	53,227	4,005,864
Alarm.com Holdings, Inc. (a)	10,177	436,288
Alphabet, Inc. Class A (a)	93,838	115,159,870
Alphabet, Inc. Class C (a)	98,995	120,502,654
ANGI Homeservices, Inc. Class A (a)	13,369	210,027
Benefitfocus, Inc. (a)	5,564	167,476
Box, Inc. Class A (a)	36,186	867,017
Carbonite, Inc. (a)	10,568	362,482
Cars.com, Inc. (a)	22,001	624,168
ChannelAdvisor Corp. (a)	8,586	119,345
Cision Ltd. (a)	12,652	190,792
Cloudera, Inc. (a)	32,511	435,322
Cornerstone OnDemand, Inc. (a)	14,825	732,355
Coupa Software, Inc. (a)	13,880	850,983
eBay, Inc. (a)	302,373	10,114,377
Endurance International Group
Holdings, Inc. (a)	21,264	174,365
Envestnet, Inc. (a)	13,995	820,107
Etsy, Inc. (a)	34,480	1,408,853
Facebook, Inc. Class A (a)	753,205	129,988,119
Five9, Inc. (a)	17,138	546,702
GoDaddy, Inc. Class A (a)	47,172	3,472,803
Gogo, Inc. (a)	132	473
GrubHub, Inc. (a)	27,386	3,338,080
GTT Communications, Inc. (a)	11,696	519,887
Hortonworks, Inc. (a)	16,785	292,395
IAC/InterActiveCorp. (a)	23,994	3,533,117
Instructure, Inc. (a)	9,363	362,348
j2 Global, Inc.	15,273	1,295,761
Limelight Networks, Inc. (a)	39,079	174,292
LivePerson, Inc. (a)	17,810	413,192
LogMeIn, Inc.	16,698	1,353,373
MercadoLibre, Inc.	13,205	4,528,127
MINDBODY, Inc. Class A (a)	10,845	405,061
New Relic, Inc. (a)	13,103	1,280,163
Nutanix, Inc. Class A (a)	36,297	1,774,560
Pandora Media, Inc. (a)	82,546	556,360
Q2 Holdings, Inc. (a)	11,602	686,258
QuinStreet, Inc. (a)	13,301	176,371
Quotient Technology, Inc. (a)	26,554	391,672
SendGrid, Inc. (a)	6,302	160,890
Shutterstock, Inc. (a)	6,176	284,528
SPS Commerce, Inc. (a)	5,448	467,384
Stamps.com, Inc. (a)	5,324	1,389,564
TechTarget, Inc. (a)	7,183	204,141
The Trade Desk, Inc. Class A (a)	9,306	784,682

	Shares	Value
TrueCar, Inc. (a)	25,174	$279,935
Tucows, Inc. Class A (a)	2,852	167,555
Twilio, Inc. Class A (a)	20,854	1,207,238
Twitter, Inc. (a)	212,552	6,774,032
VeriSign, Inc. (a)	27,601	4,008,493
Web.com Group, Inc. (a)	13,307	334,671
XO Group, Inc. (a)	7,797	219,720
Yelp, Inc. (a)	24,769	913,481
Yext, Inc. (a)	13,930	294,480
Zillow Group, Inc. Class C (a)	36,156	2,013,889

		433,033,157

TOTAL INTERNET SOFTWARE & SERVICES		433,378,918

IT SERVICES – 17.6%
Data Processing & Outsourced Services – 12.4%
Alliance Data Systems Corp.	15,737	3,538,937
Automatic Data Processing, Inc.	139,542	18,836,775
Black Knight, Inc. (a)	44,865	2,317,277
Broadridge Financial Solutions, Inc.	36,723	4,148,965
Cardtronics PLC Class A (a)	14,746	373,369
Cass Information Systems, Inc.	4,002	269,535
Conduent, Inc. (a)	56,584	1,016,249
Convergys Corp.	29,129	716,573
CoreLogic, Inc. (a)	25,820	1,257,434
CSG Systems International, Inc.	11,049	449,363
Euronet Worldwide, Inc. (a)	16,570	1,523,446
Everi Holdings, Inc. (a)	23,804	174,959
EVERTEC, Inc.	20,003	466,070
ExlService Holdings, Inc. (a)	10,797	643,933
Fidelity National Information Services, Inc.	104,170	10,743,052
First Data Corp. Class A (a)	145,212	3,377,631
Fiserv, Inc. (a)	129,998	9,812,249
FleetCor Technologies, Inc. (a)	28,259	6,132,203
Global Payments, Inc.	50,233	5,654,729
Jack Henry & Associates, Inc.	24,445	3,292,741
Mastercard, Inc. Class A	293,472	58,107,456
MAXIMUS, Inc.	20,723	1,343,058
MoneyGram International, Inc. (a)	12,881	84,242
Net 1 UEPS Technologies, Inc. (a)	19,713	184,119
Paychex, Inc.	101,820	7,027,616
PayPal Holdings, Inc. (a)	358,508	29,447,847
Sabre Corp.	77,437	1,906,499
Square, Inc. Class A (a)	89,151	5,763,612
Sykes Enterprises, Inc. (a)	13,595	403,228
Syntel, Inc. (a)	11,750	476,932
The Western Union Co.	144,931	2,921,809
Total System Services, Inc.	51,585	4,722,091
Travelport Worldwide Ltd.	40,561	766,603
TTEC Holdings, Inc.	5,210	167,502
Visa, Inc. Class A	566,687	77,488,780

See accompanying notes which are an integral part of the financial statements.

Annual Report	64

Common Stocks – continued
	Shares	Value
IT SERVICES – continued
Data Processing & Outsourced Services – continued
WEX, Inc. (a)	13,660	$2,592,941
Worldpay, Inc. Class A (a)	93,654	7,697,422

		275,847,247

IT Consulting & Other Services – 5.2%
Accenture PLC Class A	193,869	30,889,148
Acxiom Corp. (a)	25,235	1,023,027
Booz Allen Hamilton Holding Corp.	45,676	2,159,105
CACI International, Inc. Class A (a)	7,750	1,357,800
Cognizant Technology Solutions Corp. Class A	185,149	15,089,644
DXC Technology Co.	89,902	7,618,295
EPAM Systems, Inc. (a)	15,910	2,071,641
Gartner, Inc. (a)	28,616	3,875,465
International Business Machines Corp.	289,636	41,976,945
Leidos Holdings, Inc.	45,411	3,107,021
ManTech International Corp. Class A	8,473	507,109
Perficient, Inc. (a)	11,006	289,678
Perspecta, Inc.	44,949	975,393
Presidio, Inc. (a)	11,690	163,192
Science Applications International Corp.	13,653	1,151,904
ServiceSource International, Inc. (a)	22,962	80,367
Teradata Corp. (a)	38,452	1,472,327
The Hackett Group, Inc.	8,544	154,048
Unisys Corp. (a)	17,407	223,680
Virtusa Corp. (a)	9,109	481,228

		114,667,017

TOTAL IT SERVICES		390,514,264

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 15.2%
Semiconductor Equipment – 2.0%
Advanced Energy Industries, Inc. (a)	12,496	765,255
Amkor Technology, Inc. (a)	33,925	294,469
Applied Materials, Inc.	330,890	16,091,181
Axcelis Technologies, Inc. (a)	10,803	237,666
Brooks Automation, Inc.	22,926	701,077
Cabot Microelectronics Corp.	8,067	971,670
Cohu, Inc.	9,631	242,508
Entegris, Inc.	44,804	1,574,860
FormFactor, Inc. (a)	23,101	299,158
Ichor Holdings Ltd. (a)	7,166	150,486
KLA-Tencor Corp.	49,378	5,797,965
Kulicke & Soffa Industries, Inc.	23,014	606,649
Lam Research Corp.	51,253	9,770,872
MKS Instruments, Inc.	17,297	1,631,107
Nanometrics, Inc. (a)	7,768	292,543
PDF Solutions, Inc. (a)	8,684	91,182
Photronics, Inc. (a)	24,139	217,251
Rudolph Technologies, Inc. (a)	10,156	290,462

	Shares	Value
SolarEdge Technologies, Inc. (a)	11,452	$609,819
Teradyne, Inc.	62,025	2,682,581
Ultra Clean Holdings, Inc. (a)	13,542	181,734
Versum Materials, Inc.	34,766	1,340,229
Xcerra Corp. (a)	17,366	247,292
Xperi Corp.	114	1,898

		45,089,914

Semiconductors – 13.2%
Advanced Micro Devices, Inc. (a)	289,600	5,308,368
Alpha & Omega Semiconductor Ltd. (a)	7,030	93,921
Ambarella, Inc. (a)	1,386	54,303
Analog Devices, Inc.	116,289	11,180,024
Broadcom, Inc.	129,078	28,625,628
CEVA, Inc. (a)	6,983	210,188
Cirrus Logic, Inc. (a)	20,412	883,023
Cree, Inc. (a)	31,448	1,482,773
Cypress Semiconductor Corp.	106,533	1,897,353
Diodes, Inc. (a)	12,601	468,253
First Solar, Inc. (a)	24,885	1,302,730
Inphi Corp. (a)	12,740	400,546
Integrated Device Technology, Inc. (a)	41,758	1,437,728
Intel Corp.	1,471,244	70,766,836
Lattice Semiconductor Corp. (a)	39,020	300,064
MACOM Technology Solutions Holdings, Inc. (a)	15,212	316,866
Marvell Technology Group Ltd.	194,457	4,143,879
Maxim Integrated Products, Inc.	88,664	5,420,917
MaxLinear, Inc. Class A (a)	2,501	43,292
Mellanox Technologies Ltd. (a)	14,374	1,128,359
Microchip Technology, Inc.	73,824	6,897,376
Micron Technology, Inc. (a)	363,812	19,205,635
Monolithic Power Systems, Inc.	12,574	1,668,318
NVE Corp.	1,541	164,610
NVIDIA Corp.	181,010	44,322,109
ON Semiconductor Corp. (a)	134,736	2,970,929
Power Integrations, Inc.	9,539	682,038
Qorvo, Inc. (a)	39,976	3,268,438
QUALCOMM, Inc.	465,454	29,830,947
Rambus, Inc. (a)	34,611	427,792
Semtech Corp. (a)	21,048	998,728
Silicon Laboratories, Inc. (a)	13,472	1,283,208
Skyworks Solutions, Inc.	57,755	5,462,468
SMART Global Holdings, Inc. (a)	3,094	94,460
SunPower Corp. (a)	22,789	165,448
Synaptics, Inc. (a)	11,246	563,537
Texas Instruments, Inc.	309,337	34,435,395
Xilinx, Inc.	80,167	5,777,636

		293,684,123

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		338,774,037

See accompanying notes which are an integral part of the financial statements.

65	Annual Report

Fidelity MSCI Information Technology Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
SOFTWARE – 23.9%
Application Software – 7.2%
8x8, Inc. (a)	29,816	$594,829
ACI Worldwide, Inc. (a)	36,969	955,279
Adobe Systems, Inc. (a)	154,565	37,818,964
ANSYS, Inc. (a)	26,447	4,466,369
Aspen Technology, Inc. (a)	22,826	2,186,503
Autodesk, Inc. (a)	69,296	8,900,378
Avaya Holdings Corp. (a)	34,648	713,056
Blackbaud, Inc.	15,217	1,518,809
Blackline, Inc. (a)	10,471	447,112
Bottomline Technologies de, Inc. (a)	13,166	709,647
Cadence Design Systems, Inc. (a)	89,049	3,926,170
CDK Global, Inc.	40,208	2,510,990
Citrix Systems, Inc. (a)	43,018	4,730,689
Ebix, Inc.	6,937	550,451
Ellie Mae, Inc. (a)	10,851	1,076,636
Everbridge, Inc. (a)	8,452	380,171
Fair Isaac Corp. (a)	9,512	1,916,288
Glu Mobile, Inc. (a)	37,967	202,364
Guidewire Software, Inc. (a)	23,922	2,062,076
HubSpot, Inc. (a)	11,471	1,423,551
Intuit, Inc.	76,533	15,631,100
Manhattan Associates, Inc. (a)	21,492	1,034,195
MicroStrategy, Inc. Class A (a)	3,052	397,218
MobileIron, Inc. (a)	17,839	83,843
Model N, Inc. (a)	8,132	151,662
Monotype Imaging Holdings, Inc.	13,316	274,975
Nuance Communications, Inc. (a)	92,632	1,368,175
Paycom Software, Inc. (a)	15,821	1,680,981
Paylocity Holding Corp. (a)	9,949	577,042
Pegasystems, Inc.	12,424	690,774
PROS Holdings, Inc. (a)	9,184	341,094
PTC, Inc. (a)	36,726	3,375,487
QAD, Inc. Class A	3,685	183,513
RealPage, Inc. (a)	20,957	1,154,731
RingCentral, Inc. Class A (a)	20,936	1,544,030
Salesforce.com, Inc. (a)	215,764	29,592,033
Splunk, Inc. (a)	44,697	4,295,382
SS&C Technologies Holdings, Inc.	65,973	3,501,187
Synopsys, Inc. (a)	46,930	4,196,950
The Ultimate Software Group, Inc. (a)	9,157	2,535,482
Tyler Technologies, Inc. (a)	11,405	2,566,011
Upland Software, Inc. (a)	5,560	174,139
Verint Systems, Inc. (a)	20,199	906,935
Workday, Inc. Class A (a)	43,116	5,347,246
Workiva, Inc. (a)	7,968	201,192
Zendesk, Inc. (a)	32,893	1,791,682

		160,687,391

Home Entertainment Software – 1.6%
Activision Blizzard, Inc.	226,983	16,665,092

	Shares	Value
Electronic Arts, Inc. (a)	96,432	$12,415,620
Take-Two Interactive Software, Inc. (a)	36,133	4,083,752
Zynga, Inc. Class A (a)	249,828	946,848

		34,111,312

Systems Software – 15.1%
A10 Networks, Inc. (a)	19,942	134,808
CA, Inc.	98,689	4,363,041
CommVault Systems, Inc. (a)	13,907	902,564
Dell Technologies, Inc. Class V (a)	62,817	5,811,829
FireEye, Inc. (a)	57,271	889,419
ForeScout Technologies, Inc. (a)	3,731	126,705
Fortinet, Inc. (a)	45,180	2,842,274
Imperva, Inc. (a)	10,178	470,732
Microsoft Corp.	2,299,535	243,934,673
OneSpan, Inc. (a)	10,865	177,100
Oracle Corp.	976,497	46,559,377
Progress Software Corp.	13,485	496,113
Proofpoint, Inc. (a)	16,081	1,834,038
Qualys, Inc. (a)	10,343	900,875
Rapid7, Inc. (a)	10,033	279,018
Red Hat, Inc. (a)	55,697	7,866,087
SailPoint Technologies Holding, Inc. (a)	15,098	363,711
ServiceNow, Inc. (a)	54,965	9,671,641
Symantec Corp.	123,932	2,505,905
Tableau Software, Inc. Class A (a)	21,354	2,200,957
TiVo Corp.	2,896	35,186
Varonis Systems, Inc. (a)	9,141	546,403
VMware, Inc. Class A (a)	22,851	3,304,026

		336,216,482

TOTAL SOFTWARE		531,015,185

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 15.5%
Technology Hardware, Storage & Peripherals – 15.5%
3D Systems Corp. (a)	37,463	455,925
Apple, Inc.	1,595,110	303,533,482
Cray, Inc. (a)	13,368	333,532
Diebold Nixdorf, Inc.	21,296	241,710
Electronics For Imaging, Inc. (a)	14,995	511,629
Hewlett Packard Enterprise Co.	493,380	7,617,787
HP, Inc.	515,010	11,886,431
NCR Corp. (a)	38,581	1,077,181
NetApp, Inc.	84,277	6,533,153
Pure Storage, Inc. Class A (a)	29,395	636,696
Seagate Technology PLC	85,104	4,478,172
Super Micro Computer, Inc. (a)	12,860	284,206
Western Digital Corp.	93,608	6,566,601

See accompanying notes which are an integral part of the financial statements.

Annual Report	66

Common Stocks – continued
	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – continued
Technology Hardware, Storage & Peripherals – continued
Xerox Corp.	72,076	$1,871,814

TOTAL TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS		346,028,319

TOTAL COMMON STOCKS (Cost $1,774,449,660)		2,221,125,840

Money Market Funds – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (b) (Cost $1,443,492)	1,443,492	1,443,492

TOTAL INVESTMENT PORTFOLIO – 100.0% (Cost $1,775,893,152)		2,222,569,332

NET OTHER ASSETS (LIABILITIES) – 0.0%		684,505

NET ASSETS – 100.0%		$2,223,253,837

Legend

(a)	Non-income producing.

(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

67	Annual Report

Fidelity MSCI Materials Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.9%
	Shares	Value
CHEMICALS – 66.0%
Commodity Chemicals – 7.1%
AdvanSix, Inc. (a)	9,094	$368,034
Cabot Corp.	18,487	1,221,991
Hawkins, Inc.	2,889	107,760
Koppers Holdings, Inc. (a)	6,236	234,162
Kronos Worldwide, Inc.	6,976	158,634
LyondellBasell Industries N.V. Class A	100,386	11,121,765
Olin Corp.	50,005	1,475,647
Tredegar Corp.	7,430	193,551
Trinseo S.A.	12,981	969,681
Tronox Ltd. Class A	27,206	501,951
Valvoline, Inc.	59,851	1,352,034
Westlake Chemical Corp.	11,630	1,246,969

		18,952,179

Diversified Chemicals – 21.5%
DowDuPont, Inc.	697,152	47,943,143
Eastman Chemical Co.	42,806	4,435,558
Huntsman Corp.	65,084	2,182,266
The Chemours Co.	54,653	2,503,654

		57,064,621

Fertilizers & Agricultural Chemicals – 4.3%
AgroFresh Solutions, Inc. (a)	8,319	59,148
American Vanguard Corp.	8,047	174,620
CF Industries Holdings, Inc.	69,857	3,103,048
FMC Corp.	40,211	3,614,165
Intrepid Potash, Inc. (a)	29,396	125,521
The Mosaic Co.	109,558	3,298,791
The Scotts Miracle-Gro Co.	12,787	1,015,671

		11,390,964

Industrial Gases – 9.5%
Air Products & Chemicals, Inc.	65,532	10,758,388
Praxair, Inc.	85,951	14,396,793

		25,155,181

Specialty Chemicals – 23.6%
A Schulman, Inc. Class A	8,848	383,561
Albemarle Corp.	33,102	3,118,208
Ashland Global Holdings, Inc.	18,611	1,528,149
Axalta Coating Systems Ltd. (a)	65,668	1,986,457
Balchem Corp.	9,592	961,982
Celanese Corp. Class A	40,600	4,795,266
Chase Corp.	2,248	277,628
Ecolab, Inc.	77,821	10,949,415
Ferro Corp. (a)	23,865	537,440
FutureFuel Corp.	7,866	108,236
GCP Applied Technologies, Inc. (a)	20,417	595,155
HB Fuller Co.	15,079	854,678
Ingevity Corp. (a)	12,604	1,256,241
Innophos Holdings, Inc.	5,869	265,161
Innospec, Inc.	7,303	591,178

	Shares	Value
International Flavors & Fragrances, Inc.	23,616	$3,135,260
KMG Chemicals, Inc.	4,158	298,544
Kraton Corp. (a)	9,462	455,028
Minerals Technologies, Inc.	10,604	801,662
NewMarket Corp.	2,838	1,161,991
OMNOVA Solutions, Inc. (a)	13,455	125,804
Platform Specialty Products Corp. (a)	68,708	849,231
PolyOne Corp.	24,200	1,085,370
PPG Industries, Inc.	74,798	8,277,147
PQ Group Holdings, Inc. (a)	12,178	219,448
Quaker Chemical Corp.	3,979	706,432
Rayonier Advanced Materials, Inc.	15,537	280,287
RPM International, Inc.	39,991	2,574,221
Sensient Technologies Corp.	12,917	895,923
Stepan Co.	6,075	532,048
The Sherwin-Williams Co.	25,313	11,156,198
Venator Materials PLC (a)	15,980	233,628
WR Grace & Co.	20,172	1,489,904

		62,486,881

TOTAL CHEMICALS		175,049,826

CONSTRUCTION MATERIALS – 4.1%
Construction Materials – 4.1%
Eagle Materials, Inc.	14,561	1,446,636
Forterra, Inc. (a)	6,354	57,504
Martin Marietta Materials, Inc.	18,800	3,749,096
Summit Materials, Inc. Class A (a)	33,012	828,601
United States Lime & Minerals, Inc.	676	52,525
US Concrete, Inc. (a)	4,750	239,875
Vulcan Materials Co.	39,654	4,441,248

TOTAL CONSTRUCTION MATERIALS		10,815,485

CONTAINERS & PACKAGING – 13.2%
Metal & Glass Containers – 4.4%
Aptargroup, Inc.	18,597	1,904,891
Ball Corp.	99,561	3,879,892
Berry Plastics Group, Inc. (a)	39,295	1,919,561
Crown Holdings, Inc. (a)	40,225	1,820,986
Greif, Inc. Class A	7,716	420,136
Greif, Inc. Class B	1,316	76,131
Myers Industries, Inc.	8,274	178,305
Owens-Illinois, Inc. (a)	48,792	911,434
Silgan Holdings, Inc.	23,103	635,563

		11,746,899

Paper Packaging – 8.8%
Avery Dennison Corp.	26,327	3,019,180
Bemis Co., Inc.	27,213	1,249,349
Graphic Packaging Holding Co.	92,649	1,346,190
International Paper Co.	117,435	6,309,782

See accompanying notes which are an integral part of the financial statements.

Annual Report	68

Common Stocks – continued
	Shares	Value
CONTAINERS & PACKAGING – continued
Paper Packaging – continued
Packaging Corp. of America	28,239	$3,188,183
Sealed Air Corp.	50,073	2,206,717
Sonoco Products Co.	29,746	1,660,422
WestRock Co.	76,366	4,427,701

		23,407,524

TOTAL CONTAINERS & PACKAGING		35,154,423

METALS & MINING – 14.6%
Aluminum – 1.2%
Alcoa Corp. (a)	55,746	2,412,129
Century Aluminum Co. (a)	15,778	202,116
Kaiser Aluminum Corp.	5,027	561,114

		3,175,359

Copper – 2.5%
Freeport-McMoRan, Inc.	411,714	6,793,281

Diversified Metals & Mining – 0.4%
Compass Minerals International, Inc.	10,122	686,778
Materion Corp.	5,995	375,886

		1,062,664

Gold – 2.9%
McEwen Mining, Inc.	80,976	181,386
Newmont Mining Corp.	159,688	5,857,356
Royal Gold, Inc.	19,607	1,658,949

		7,697,691

Silver – 0.3%
Coeur Mining, Inc. (a)	55,353	387,471
Hecla Mining Co.	141,740	453,568

		841,039

Steel – 7.3%
AK Steel Holding Corp. (a)	94,122	435,785
Allegheny Technologies, Inc. (a)	37,586	1,044,891
Carpenter Technology Corp.	14,031	768,478
Cleveland-Cliffs, Inc. (a)	84,524	912,014
Commercial Metals Co.	34,891	779,465
Haynes International, Inc.	3,756	159,480
Nucor Corp.	95,168	6,369,594
Reliance Steel & Aluminum Co.	21,793	1,965,729
Ryerson Holding Corp. (a)	5,026	58,050
Schnitzer Steel Industries, Inc. Class A	8,109	267,191
Steel Dynamics, Inc.	70,668	3,327,756
SunCoke Energy, Inc. (a)	17,444	199,036
TimkenSteel Corp. (a)	11,355	157,834

	Shares	Value
United States Steel Corp.	52,613	$1,916,692
Warrior Met Coal, Inc.	11,133	288,011
Worthington Industries, Inc.	13,820	647,052

		19,297,058

TOTAL METALS & MINING		38,867,092

PAPER & FOREST PRODUCTS – 2.0%
Forest Products – 0.6%
Boise Cascade Co.	11,533	498,802
Louisiana-Pacific Corp.	43,367	1,167,440

		1,666,242

Paper Products – 1.4%
Clearwater Paper Corp. (a)	4,943	111,712
Domtar Corp.	18,734	903,353
KapStone Paper and Packaging Corp.	26,223	912,036
Mercer International, Inc.	12,690	227,786
Neenah Paper, Inc.	5,036	442,161
PH Glatfelter Co.	13,116	214,709
Resolute Forest Products, Inc. (a)	17,526	177,889
Schweitzer-Mauduit International, Inc.	9,162	380,131
Verso Corp. Class A (a)	10,283	214,606

		3,584,383

TOTAL PAPER & FOREST PRODUCTS		5,250,625

TOTAL COMMON STOCKS (Cost $261,123,331)		265,137,451

Money Market Funds – 0.0%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (b) (Cost $120,184)	120,184	120,184

TOTAL INVESTMENT PORTFOLIO – 99.9% (Cost $261,243,515)		265,257,635

NET OTHER ASSETS (LIABILITIES) – 0.1%		170,553

NET ASSETS – 100.0%		$265,428,188

Legend

(a)	Non-income producing.

(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

69	Annual Report

Fidelity MSCI Real Estate Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.9%
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) – 95.9%
Diversified REIT’s – 5.0%
Alexander & Baldwin, Inc.	31,463	$753,539
American Assets Trust, Inc.	15,322	588,824
Armada Hoffler Properties, Inc.	20,867	315,092
Colony Capital, Inc.	224,743	1,384,417
Empire State Realty Trust, Inc. Class A	63,375	1,056,461
Forest City Realty Trust, Inc. Class A	104,397	2,606,793
Gladstone Commercial Corp.	13,177	261,432
Global Net Lease, Inc.	31,059	657,208
Gramercy Property Trust	74,095	2,029,462
iStar, Inc. (a)	31,295	340,177
Lexington Realty Trust	100,315	881,769
Liberty Property Trust	67,872	2,908,994
One Liberty Properties, Inc.	6,578	177,343
PS Business Parks, Inc.	9,413	1,202,699
STORE Capital Corp.	80,579	2,211,894
VEREIT, Inc.	448,832	3,424,588
Washington Real Estate Investment Trust	36,156	1,102,396
WP Carey, Inc.	49,268	3,221,142

		25,124,230

Health Care REIT’s – 8.7%
CareTrust REIT, Inc.	30,013	507,520
Community Healthcare Trust, Inc.	8,495	254,850
HCP, Inc.	216,144	5,598,130
Healthcare Realty Trust, Inc.	57,477	1,707,642
Healthcare Trust of America, Inc. Class A	94,405	2,579,145
LTC Properties, Inc.	18,259	769,982
Medical Properties Trust, Inc.	167,809	2,418,128
National Health Investors, Inc.	19,124	1,431,240
New Senior Investment Group, Inc.	29,194	206,693
Omega Healthcare Investors, Inc.	91,491	2,716,368
Physicians Realty Trust	82,778	1,304,581
Sabra Health Care REIT, Inc.	82,096	1,774,095
Senior Housing Properties Trust	109,141	1,947,075
Universal Health Realty Income Trust	6,056	407,629
Ventas, Inc.	163,996	9,246,094
Welltower, Inc.	170,521	10,674,615

		43,543,787

Hotel & Resort REIT’s – 5.7%
Apple Hospitality REIT, Inc.	100,939	1,815,893
Ashford Hospitality Trust, Inc.	42,845	338,475
Braemar Hotels & Resorts, Inc.	13,312	152,156
Chatham Lodging Trust	21,217	457,014
Chesapeake Lodging Trust	27,887	892,942
CorePoint Lodging, Inc. (a)	19,042	481,001
DiamondRock Hospitality Co.	90,355	1,077,032
Hersha Hospitality Trust	17,455	376,853
Hospitality Properties Trust	75,739	2,141,142

	Shares	Value
Host Hotels & Resorts, Inc.	338,005	$7,077,825
LaSalle Hotel Properties	52,253	1,811,611
MGM Growth Properties LLC Class A	32,714	991,234
Park Hotels & Resorts, Inc.	92,502	2,893,463
Pebblebrook Hotel Trust	31,879	1,228,935
RLJ Lodging Trust	80,533	1,819,240
Ryman Hospitality Properties, Inc.	21,241	1,805,697
Summit Hotel Properties, Inc.	48,077	680,290
Sunstone Hotel Investors, Inc.	103,803	1,688,875
Xenia Hotels & Resorts, Inc.	49,184	1,199,598

		28,929,276

Industrial REIT’s – 6.3%
Americold Realty Trust	26,376	567,348
DCT Industrial Trust, Inc.	43,148	2,885,307
Duke Realty Corp.	164,367	4,786,367
EastGroup Properties, Inc.	15,652	1,491,949
First Industrial Realty Trust, Inc.	55,325	1,800,829
Industrial Logistics Properties Trust	10,567	244,098
Monmouth Real Estate Investment
Corp. Class A	34,141	569,130
Prologis, Inc.	245,433	16,105,313
Rexford Industrial Realty, Inc.	36,146	1,107,513
STAG Industrial, Inc.	44,771	1,223,144
Terreno Realty Corp.	25,599	944,859

		31,725,857

Office REIT’s – 10.4%
Alexandria Real Estate Equities, Inc.	46,611	5,940,106
Boston Properties, Inc.	71,054	8,919,409
Brandywine Realty Trust	82,376	1,358,380
Columbia Property Trust, Inc.	55,210	1,279,768
Corporate Office Properties Trust	46,517	1,383,415
Cousins Properties, Inc.	192,906	1,797,884
Douglas Emmett, Inc.	74,170	2,880,763
Easterly Government Properties, Inc.	26,612	504,297
Equity Commonwealth (a)	57,301	1,847,384
Franklin Street Properties Corp.	49,638	437,311
Government Properties Income Trust	35,267	531,474
Highwoods Properties, Inc.	47,582	2,336,752
Hudson Pacific Properties, Inc.	72,263	2,475,730
JBG SMITH Properties	51,728	1,888,072
Kilroy Realty Corp.	45,483	3,317,985
Mack-Cali Realty Corp.	41,656	811,042
New York REIT, Inc. (a)	7,802	143,635
NorthStar Realty Europe Corp.	23,304	319,032
Paramount Group, Inc.	99,786	1,540,696
Piedmont Office Realty Trust, Inc. Class A	62,194	1,230,197
Select Income REIT	30,994	646,225
SL Green Realty Corp.	41,591	4,288,448
Tier REIT, Inc.	22,075	524,723

See accompanying notes which are an integral part of the financial statements.

Annual Report	70

Common Stocks – continued
	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) – continued
Office REIT’s – continued
Vornado Realty Trust	78,726	$5,661,974

		52,064,702

Residential REIT’s – 13.0%
American Campus Communities, Inc.	62,902	2,594,708
American Homes 4 Rent Class A	117,996	2,612,431
Apartment Investment & Management Co. Class A	72,455	3,090,206
AvalonBay Communities, Inc.	63,584	11,244,830
Camden Property Trust	42,709	3,954,426
Education Realty Trust, Inc.	34,887	1,442,926
Equity Lifestyle Properties, Inc.	38,811	3,531,413
Equity Residential	169,518	11,091,563
Essex Property Trust, Inc.	30,410	7,312,084
Front Yard Residential Corp.	23,568	227,667
Independence Realty Trust, Inc.	39,246	398,347
Investors Real Estate Trust	55,663	305,033
Invitation Homes, Inc.	143,433	3,314,737
Mid-America Apartment Communities, Inc.	52,343	5,275,128
NexPoint Residential Trust, Inc.	8,187	245,119
Preferred Apartment Communities, Inc. Class A	18,197	307,893
Sun Communities, Inc.	36,714	3,559,789
UDR, Inc.	123,470	4,751,126
UMH Properties, Inc.	15,037	232,171

		65,491,597

Retail REIT’s – 15.6%
Acadia Realty Trust	38,590	1,045,017
Agree Realty Corp.	14,347	763,834
Alexander’s, Inc.	1,098	406,787
Brixmor Property Group, Inc.	139,891	2,474,672
CBL & Associates Properties, Inc.	78,890	429,950
Cedar Realty Trust, Inc.	42,735	203,419
DDR Corp.	71,055	973,453
Federal Realty Investment Trust	33,704	4,229,852
Getty Realty Corp.	15,507	444,275
GGP, Inc.	308,450	6,576,154
Kimco Realty Corp.	196,060	3,272,241
Kite Realty Group Trust	38,648	651,992
National Retail Properties, Inc.	70,860	3,161,065
Pennsylvania Real Estate Investment Trust	32,698	347,253
Ramco-Gershenson Properties Trust	35,763	470,283
Realty Income Corp.	130,875	7,298,899
Regency Centers Corp.	70,780	4,503,731
Retail Opportunity Investments Corp.	51,846	980,408
Retail Properties of America, Inc. Class A	101,353	1,271,980
Retail Value, Inc. (a)	7,357	243,075

	Shares	Value
Saul Centers, Inc.	6,138	$327,033
Seritage Growth Properties, Class A	15,006	634,904
Simon Property Group, Inc.	147,491	25,989,389
Spirit MTA REIT (a)	20,720	206,993
Spirit Realty Capital, Inc.	206,769	1,730,656
Tanger Factory Outlet Centers, Inc.	43,521	1,037,976
Taubman Centers, Inc.	28,114	1,744,474
The Macerich Co.	48,697	2,876,045
Urban Edge Properties	52,419	1,188,863
Urstadt Biddle Properties, Inc. Class A	13,895	309,303
Washington Prime Group, Inc.	85,891	689,705
Weingarten Realty Investors	56,199	1,698,334
Whitestone REIT	16,142	209,846

		78,391,861

Specialized REIT’s – 31.2%
American Tower Corp.	202,982	30,090,052
CatchMark Timber Trust, Inc. Class A	22,694	281,859
CoreCivic, Inc.	54,600	1,399,944
CoreSite Realty Corp.	15,809	1,772,189
Crown Castle International Corp.	187,347	20,763,668
CubeSmart	84,050	2,551,758
CyrusOne, Inc.	44,310	2,743,675
Digital Realty Trust, Inc.	94,604	11,486,818
EPR Properties	33,961	2,258,067
Equinix, Inc.	36,475	16,022,738
Extra Space Storage, Inc.	58,015	5,451,669
Four Corners Property Trust, Inc.	27,661	688,759
Gaming and Leisure Properties, Inc.	93,267	3,387,457
InfraREIT, Inc.	20,228	423,777
Iron Mountain, Inc.	124,797	4,381,623
Lamar Advertising Co. Class A	38,627	2,844,106
Life Storage, Inc.	21,431	2,056,519
National Storage Affiliates Trust	25,987	749,205
Outfront Media, Inc.	63,732	1,354,305
PotlatchDeltic Corp.	27,455	1,283,521
Public Storage	72,121	15,710,117
QTS Realty Trust, Inc. Class A	23,348	998,127
Rayonier, Inc.	59,478	2,082,325
SBA Communications Corp. (a)	53,611	8,483,941
The Geo Group, Inc.	57,226	1,481,009
Uniti Group, Inc.	76,875	1,359,150
VICI Properties, Inc.	127,986	2,604,515
Weyerhaeuser Co.	348,130	11,899,083

		156,609,976

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		481,881,286

REAL ESTATE MANAGEMENT & DEVELOPMENT – 4.0%
Diversified Real Estate Activities – 0.2%
Five Point Holdings LLC Class A (a)	25,900	289,821
Tejon Ranch Co. (a)	9,956	232,970

See accompanying notes which are an integral part of the financial statements.

71	Annual Report

Fidelity MSCI Real Estate Index ETF

Investments – continued

Common Stocks – continued
	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT – continued
Diversified Real Estate Activities – continued
The RMR Group, Inc. Class A	2,831	$245,731
The St Joe Co. (a)	18,337	323,648

		1,092,170

Real Estate Development – 0.6%
Forestar Group, Inc. (a)	4,758	108,006
The Howard Hughes Corp. (a)	18,974	2,571,926

		2,679,932

Real Estate Operating Companies – 0.3%
FRP Holdings, Inc. (a)	3,236	210,340
Kennedy-Wilson Holdings, Inc.	62,785	1,312,207

		1,522,547

Real Estate Services – 2.9%
Altisource Portfolio Solutions S.A. (a)	5,257	175,111
CBRE Group, Inc. Class A (a)	148,480	7,394,304
HFF, Inc. Class A	16,943	762,604
Jones Lang LaSalle, Inc.	20,912	3,576,161
Marcus & Millichap, Inc. (a)	8,830	355,054
RE/MAX Holdings, Inc. Class A	8,154	414,223
Realogy Holdings Corp.	60,380	1,320,511
Redfin Corp. (a)	20,795	509,478

		14,507,446

TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		19,802,095

TOTAL COMMON STOCKS (Cost $502,731,558)		501,683,381

Money Market Funds – 0.2%
	Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (b) (Cost $1,124,299)	1,124,299	$1,124,299

TOTAL INVESTMENT PORTFOLIO – 100.1% (Cost $503,855,857)		502,807,680

NET OTHER ASSETS (LIABILITIES) – (0.1%)		(460,200)

NET ASSETS – 100.0%		$502,347,480

Legend

(a)	Non-income producing.

(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report	72

Fidelity MSCI Telecommunication Services Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.9%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES – 81.4%
Alternative Carriers – 24.6%
CenturyLink, Inc.	287,571	$5,397,708
Cogent Communications Holdings, Inc.	62,433	3,243,394
Globalstar, Inc. (a)	4,980,351	2,788,997
Iridium Communications, Inc. (a)	233,632	4,041,834
ORBCOMM, Inc. (a)	288,369	2,756,808
pdvWireless, Inc. (a)	109,995	3,288,850
Vonage Holdings Corp. (a)	352,613	4,516,972
Zayo Group Holdings, Inc. (a)	126,835	4,704,310

		30,738,873

Integrated Telecommunication Services – 56.8%
AT&T, Inc.	950,844	30,398,483
ATN International, Inc.	51,882	3,314,222
Cincinnati Bell, Inc. (a)	227,104	3,031,839
Consolidated Communications Holdings, Inc.	246,807	3,144,321
Frontier Communications Corp.	354,755	1,851,821
Verizon Communications, Inc.	538,752	27,821,153
Windstream Holdings, Inc.	429,258	1,510,988

		71,072,827

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		101,811,700

WIRELESS TELECOMMUNICATION SERVICES – 18.5%
Wireless Telecommunication Services – 18.5%
Boingo Wireless, Inc. (a)	133,805	3,092,233
Shenandoah Telecommunications Co.	96,915	3,198,195

	Shares	Value
Spok Holdings, Inc.	172,336	$2,498,872
Sprint Corp. (a)	701,034	3,806,615
Telephone & Data Systems, Inc.	111,993	2,827,823
T-Mobile US, Inc. (a)	92,386	5,543,160
United States Cellular Corp. (a)	65,644	2,255,528

TOTAL WIRELESS TELECOMMUNICATION SERVICES		23,222,426

TOTAL COMMON STOCKS (Cost $125,938,267)		125,034,126

Money Market Funds – 0.1%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (b) (Cost $73,575)	73,575	73,575

TOTAL INVESTMENT PORTFOLIO – 100.0% (Cost $126,011,842)		125,107,701

NET OTHER ASSETS (LIABILITIES) – (0.0%)		(3,372)

NET ASSETS – 100.0%		$125,104,329

Legend

(a)	Non-income producing.

(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

73	Annual Report

Fidelity MSCI Utilities Index ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.9%
	Shares	Value
ELECTRIC UTILITIES – 57.0%
Electric Utilities – 57.0%
ALLETE, Inc.	21,022	$1,629,836
Alliant Energy Corp.	94,974	4,081,033
American Electric Power Co., Inc.	202,043	14,373,339
Duke Energy Corp.	287,497	23,465,505
Edison International	133,788	8,914,294
El Paso Electric Co.	16,647	1,037,108
Entergy Corp.	74,241	6,034,308
Evergy, Inc.	111,377	6,247,136
Eversource Energy	130,123	7,901,069
Exelon Corp.	396,279	16,841,858
FirstEnergy Corp.	195,300	6,919,479
Hawaiian Electric Industries, Inc.	44,725	1,572,978
IDACORP, Inc.	20,700	1,950,768
MGE Energy, Inc.	14,225	910,400
NextEra Energy, Inc.	193,335	32,391,346
OGE Energy Corp.	82,013	2,972,151
Otter Tail Corp.	14,652	709,157
PG&E Corp.	211,475	9,110,343
Pinnacle West Capital Corp.	45,902	3,691,898
PNM Resources, Inc.	32,668	1,285,486
Portland General Electric Co.	36,634	1,661,718
PPL Corp.	285,013	8,199,824
Spark Energy, Inc. Class A	4,495	38,432
The Southern Co.	413,995	20,120,157
Xcel Energy, Inc.	208,634	9,776,589

TOTAL ELECTRIC UTILITIES		191,836,212

GAS UTILITIES – 5.5%
Gas Utilities – 5.5%
Atmos Energy Corp.	45,550	4,184,678
Chesapeake Utilities Corp.	6,726	563,975
National Fuel Gas Co.	31,730	1,703,901
New Jersey Resources Corp.	36,014	1,665,648
Northwest Natural Gas Co.	11,796	768,509
ONE Gas, Inc.	21,497	1,656,129
South Jersey Industries, Inc.	32,646	1,107,679
Southwest Gas Holdings, Inc.	19,749	1,544,372
Spire, Inc.	19,875	1,423,050
UGI Corp.	71,029	3,774,481

TOTAL GAS UTILITIES		18,392,422

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS – 4.3%
Independent Power Producers & Energy Traders – 3.4%
AES Corp.	271,182	3,622,991
NRG Energy, Inc.	123,903	3,924,008
NRG Yield, Inc. Class A	14,264	263,599
NRG Yield, Inc. Class C	26,552	493,867

	Shares	Value
Vistra Energy Corp. (a)	142,383	$3,217,856

		11,522,321

Renewable Electricity – 0.9%
NextEra Energy Partners LP	22,249	1,047,260
Ormat Technologies, Inc.	15,570	844,673
Pattern Energy Group, Inc. Class A	34,137	633,924
TerraForm Power, Inc. Class A	27,425	280,558

		2,806,415

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		14,328,736

MULTI-UTILITIES – 29.5%
Multi-Utilities – 29.5%
Ameren Corp.	99,619	6,182,355
Avista Corp.	26,935	1,362,372
Black Hills Corp.	21,966	1,317,301
CenterPoint Energy, Inc.	168,224	4,791,020
CMS Energy Corp.	115,991	5,607,005
Consolidated Edison, Inc.	127,455	10,060,023
Dominion Energy, Inc.	267,541	19,185,365
DTE Energy Co.	73,672	7,996,359
MDU Resources Group, Inc.	76,226	2,210,554
NiSource, Inc.	138,536	3,626,873
NorthWestern Corp.	20,262	1,202,145
Public Service Enterprise Group, Inc.	207,279	10,687,305
SCANA Corp.	55,659	2,225,803
Sempra Energy	99,604	11,513,226
Unitil Corp.	6,051	308,056
Vectren Corp.	34,114	2,438,128
WEC Energy Group, Inc.	129,569	8,599,495

TOTAL MULTI-UTILITIES		99,313,385

WATER UTILITIES – 3.6%
Water Utilities – 3.6%
American States Water Co.	15,060	905,407
American Water Works Co., Inc.	73,324	6,470,843
Aqua America, Inc.	72,996	2,696,472
AquaVenture Holdings Ltd. (a)	4,836	79,988
California Water Service Group	19,702	809,752
Connecticut Water Service, Inc.	4,962	319,652
Middlesex Water Co.	6,745	298,736
SJW Group	6,330	409,425
The York Water Co.	5,344	165,664

TOTAL WATER UTILITIES		12,155,939

TOTAL COMMON STOCKS (Cost $330,634,731)		336,026,694

See accompanying notes which are an integral part of the financial statements.

Annual Report	74

Money Market Funds – 0.1%
	Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.76% (b) (Cost $154,129)	154,129	$154,129

TOTAL INVESTMENT PORTFOLIO – 100.0% (Cost $330,788,860)		336,180,823

NET OTHER ASSETS (LIABILITIES) – 0.0%		92,179

NET ASSETS – 100.0%		$336,273,002

Legend

(a)	Non-income producing.

(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

75	Annual Report

Financial Statements

Statements of Assets and Liabilities
July 31, 2018
	Fidelity MSCI Consumer Discretionary Index ETF	Fidelity MSCI Consumer Staples Index ETF	Fidelity MSCI Energy Index ETF	Fidelity MSCI Financials Index ETF
Assets
Investments in securities, at value – See accompanying schedule	$628,083,637	$311,500,193	$633,808,820	$1,573,955,675
Cash	—	—	—	—
Receivable for investments sold	—	5,462,089	16,820	221,556
Receivable for fund shares sold	—	119,085	—	43,551
Dividends receivable	243,175	429,798	428,520	898,389
Interest receivable	676	301	569	1,706

Total assets	628,327,488	317,511,466	634,254,729	1,575,120,877

Liabilities
Payable for investments purchased	99,835	5,522,035	—	594,916
Payable for fund shares redeemed	54,214	—	52,115	41,959
Accrued management fees	44,503	19,219	45,275	108,838

Total liabilities	198,552	5,541,254	97,390	745,713

Net Assets	$628,128,936	$311,970,212	$634,157,339	$1,574,375,164

Net Assets consist of:
Paid in capital	569,109,682	321,729,759	664,432,315	1,416,109,730
Undistributed net investment income	564,653	441,897	108,312	774,481
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(7,461,498)	(8,744,273)	(43,588,291)	(7,535,126)
Net unrealized appreciation (depreciation) on investments	65,916,099	(1,457,171)	13,205,003	165,026,079

Net Assets	$628,128,936	$311,970,212	$634,157,339	$1,574,375,164

Shares outstanding	14,500,000	9,650,000	29,500,000	38,350,000

Net Asset Value, offering price and redemption price per share	$43.32	$32.33	$21.50	$41.05

Investments at cost	$562,167,538	$312,957,364	$620,603,817	$1,408,929,596

See accompanying notes which are an integral part of the financial statements.

Annual Report	76

Statements of Assets and Liabilities
July 31, 2018
	Fidelity MSCI Health Care Index ETF	Fidelity MSCI Industrials Index ETF	Fidelity MSCI Information Technology Index ETF	Fidelity MSCI Materials Index ETF
Assets
Investments in securities, at value – See accompanying schedule	$1,251,751,378	$499,546,411	$2,222,569,332	$265,257,635
Cash	621,295	—	10,950	—
Receivable for investments sold	—	—	493,382	—
Receivable for fund shares sold	44,728	60,035	4,155	33,149
Dividends receivable	1,029,423	249,284	328,736	154,073
Interest receivable	954	442	2,535	268

Total assets	1,253,447,778	499,856,172	2,223,409,090	265,445,125

Liabilities
Payable for investments purchased	654,087	—	—	—
Payable for fund shares redeemed	81,411	—	—	—
Accrued management fees	85,936	32,003	155,253	16,937

Total liabilities	821,434	32,003	155,253	16,937

Net Assets	$1,252,626,344	$499,824,169	$2,223,253,837	$265,428,188

Net Assets consist of:
Paid in capital	1,085,742,616	475,196,849	1,781,420,684	264,221,033
Undistributed net investment income	1,007,564	—	821,764	54,098
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(20,327,025)	(5,583,001)	(5,664,791)	(2,861,063)
Net unrealized appreciation (depreciation) on investments	186,203,189	30,210,321	446,676,180	4,014,120

Net Assets	$1,252,626,344	$499,824,169	$2,223,253,837	$265,428,188

Shares outstanding	28,650,000	12,650,000	39,450,000	7,650,000

Net Asset Value, offering price and redemption price per share	$43.72	$39.51	$56.36	$34.70

Investments at cost	$1,065,548,189	$469,336,090	$1,775,893,152	$261,243,515

See accompanying notes which are an integral part of the financial statements.

77	Annual Report

Financial Statements – continued

Statements of Assets and Liabilities
July 31, 2018
	Fidelity MSCI Real Estate Index ETF	Fidelity MSCI Telecommunication Services Index ETF	Fidelity MSCI Utilities Index ETF
Assets
Investments in securities, at value – See accompanying schedule	$502,807,680	$125,107,701	$336,180,823
Cash	—	—	—
Receivable for investments sold	—	—	—
Receivable for fund shares sold	157,112	33,013	22,309
Dividends receivable	294,075	823,009	90,729
Interest receivable	675	101	263

Total assets	503,259,542	125,963,824	336,294,124

Liabilities
Payable for investments purchased	878,014	851,215	—
Payable for fund shares redeemed	—	—	—
Accrued management fees	34,048	8,280	21,122

Total liabilities	912,062	859,495	21,122

Net Assets	$502,347,480	$125,104,329	$336,273,002

Net Assets consist of:
Paid in capital	508,247,731	135,649,300	334,725,929
Undistributed net investment income	—	—	—
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(4,852,074)	(9,640,830)	(3,844,890)
Net unrealized appreciation (depreciation) on investments	(1,048,177)	(904,141)	5,391,963

Net Assets	$502,347,480	$125,104,329	$336,273,002

Shares outstanding	20,350,000	4,350,000	9,650,000

Net Asset Value, offering price and redemption price per share	$24.69	$28.76	$34.85

Investments at cost	$503,855,857	$126,011,842	$330,788,860

See accompanying notes which are an integral part of the financial statements.

Annual Report	78

Statements of Operations
For the year ended July 31, 2018
	Fidelity MSCI Consumer Discretionary Index ETF	Fidelity MSCI Consumer Staples Index ETF	Fidelity MSCI Energy Index ETF	Fidelity MSCI Financials Index ETF
Investment Income
Dividends	$5,347,684	$8,016,404	$12,882,755	$25,618,333
Interest	4,955	2,797	4,540	13,294

Total income	5,352,639	8,019,201	12,887,295	25,631,627

Expenses
Management fees	355,185	241,042	427,596	1,084,029
Independent trustees’ compensation	4,920	4,404	6,732	15,801

Total expenses	360,105	245,446	434,328	1,099,830

Net investment income (loss)	4,992,534	7,773,755	12,452,967	24,531,797

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(2,271,084)	(8,256,334)	(10,186,037)	(5,203,781)
Net realized gain (loss) on In-kind redemptions	22,361,100	12,312,942	15,142,231	21,848,850
Net realized gain (loss) on foreign currency transactions	—	—	—	—

Total net realized gain (loss)	20,090,016	4,056,608	4,956,194	16,645,069

Change in net unrealized appreciation (depreciation) on investment securities	51,964,275	(15,759,124)	72,468,715	77,031,496

Net gain (loss)	72,054,291	(11,702,516)	77,424,909	93,676,565

Net increase (decrease) in net assets resulting from operations	$77,046,825	$(3,928,761)	$89,877,876	$118,208,362

See accompanying notes which are an integral part of the financial statements.

79	Annual Report

Financial Statements – continued

Statements of Operations
For the year ended July 31, 2018
	Fidelity MSCI Health Care Index ETF	Fidelity MSCI Industrials Index ETF	Fidelity MSCI Information Technology Index ETF	Fidelity MSCI Materials Index ETF
Investment Income
Dividends	$14,959,085	$7,977,356	$17,708,756	$4,765,783
Interest	9,351	4,312	14,982	2,438

Total income	14,968,436	7,981,668	17,723,738	4,768,221

Expenses
Management fees	841,300	391,353	1,334,313	233,933
Independent trustees’ compensation	13,086	6,016	18,600	3,788

Total expenses	854,386	397,369	1,352,913	237,721

Net investment income (loss)	14,114,050	7,584,299	16,370,825	4,530,500

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(9,795,051)	(2,996,382)	(1,881,618)	(235,944)
Net realized gain (loss) on In-kind redemptions	21,907,926	44,845,587	47,654,638	26,382,265
Net realized gain (loss) on foreign currency transactions	—	5	—	—

Total net realized gain (loss)	12,112,875	41,849,210	45,773,020	26,146,321

Change in net unrealized appreciation (depreciation) on investment securities	115,426,631	(3,898,668)	283,376,693	(9,852,001)

Net gain (loss)	127,539,506	37,950,542	329,149,713	16,294,320

Net increase (decrease) in net assets resulting from operations	$141,653,556	$45,534,841	$345,520,538	$20,824,820

See accompanying notes which are an integral part of the financial statements.

Annual Report	80

Statements of Operations
For the year ended July 31, 2018
	Fidelity MSCI Real Estate Index ETF	Fidelity MSCI Telecommunication Services Index ETF	Fidelity MSCI Utilities Index ETF
Investment Income
Dividends	$12,721,634	$3,387,137	$9,816,428
Interest	3,893	1,251	2,621

Total income	12,725,527	3,388,388	9,819,049

Expenses
Management fees	323,998	96,278	244,993
Independent trustees’ compensation	5,709	1,677	4,305

Total expenses	329,707	97,955	249,298

Net investment income (loss)	12,395,820	3,290,433	9,569,751

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(3,568,397)	(10,958,585)	(1,976,565)
Net realized gain (loss) on In-kind redemptions	9,712,935	4,901,110	9,221,901
Net realized gain (loss) on foreign currency transactions	—	—	—

Total net realized gain (loss)	6,144,538	(6,057,475)	7,245,336

Change in net unrealized appreciation (depreciation) on investment securities	(1,906,166)	(2,938,405)	(7,076,756)

Net gain (loss)	4,238,372	(8,995,880)	168,580

Net increase (decrease) in net assets resulting from operations	$16,634,192	$(5,705,447)	$9,738,331

See accompanying notes which are an integral part of the financial statements.

81	Annual Report

Financial Statements – continued

Statements of Changes in Net Assets
	Fidelity MSCI Consumer Discretionary Index ETF		Fidelity MSCI Consumer Staples Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,992,534	$3,848,009	$7,773,755	$7,048,950
Net realized gain (loss)	20,090,016	7,695,708	4,056,608	6,765,695
Change in net unrealized appreciation (depreciation)	51,964,275	21,371,316	(15,759,124)	(6,178,834)

Net increase (decrease) in net assets resulting from operations	77,046,825	32,915,033	(3,928,761)	7,635,811

Distributions to shareholders from net investment income	(4,460,400)	(3,848,250)	(7,829,600)	(6,993,800)
Distributions to shareholders from net realized gain	—	—	—	—

Total distributions	(4,460,400)	(3,848,250)	(7,829,600)	(6,993,800)

Share transactions
Proceeds from sales of shares	339,614,391	83,406,456	130,886,159	96,862,800
Cost of shares redeemed	(77,985,154)	(80,881,472)	(119,506,985)	(70,659,144)

Net increase (decrease) in net assets resulting from share transactions	261,629,237	2,524,984	11,379,174	26,203,656

Total increase (decrease) in net assets	334,215,662	31,591,767	(379,187)	26,845,667

Net Assets
Beginning of year	293,913,274	262,321,507	312,349,399	285,503,732

End of year	$628,128,936	$293,913,274	$311,970,212	$312,349,399

Undistributed net investment income included in net assets at end of year	$564,653	$32,519	$441,897	$497,742

Other Information
Shares
Sold	8,300,000	2,450,000	3,950,000	2,950,000
Redeemed	(1,950,000)	(2,500,000)	(3,700,000)	(2,250,000)

Net increase (decrease)	6,350,000	(50,000)	250,000	700,000

See accompanying notes which are an integral part of the financial statements.

Annual Report	82

Statements of Changes in Net Assets
	Fidelity MSCI Energy Index ETF		Fidelity MSCI Financials Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,452,967	$13,376,474	$24,531,797	$10,527,246
Net realized gain (loss)	4,956,194	506,295	16,645,069	10,553,143
Change in net unrealized appreciation (depreciation)	72,468,715	(22,293,670)	77,031,496	98,050,134

Net increase (decrease) in net assets resulting from operations	89,877,876	(8,410,901)	118,208,362	119,130,523

Distributions to shareholders from net investment income	(14,924,250)	(11,177,800)	(24,296,050)	(10,082,500)
Distributions to shareholders from net realized gain	—	—	—	—

Total distributions	(14,924,250)	(11,177,800)	(24,296,050)	(10,082,500)

Share transactions
Proceeds from sales of shares	241,918,899	100,894,324	640,258,002	633,770,202
Cost of shares redeemed	(114,025,758)	(80,034,201)	(81,473,733)	(58,629,543)

Net increase (decrease) in net assets resulting from share transactions	127,893,141	20,860,123	558,784,269	575,140,659

Total increase (decrease) in net assets	202,846,767	1,271,422	652,696,581	684,188,682

Net Assets
Beginning of year	431,310,572	430,039,150	921,678,583	237,489,901

End of year	$634,157,339	$431,310,572	$1,574,375,164	$921,678,583

Undistributed net investment income included in net assets at end of year	$108,312	$2,370,211	$774,481	$538,871

Other Information
Shares
Sold	11,950,000	5,000,000	15,500,000	18,400,000
Redeemed	(5,900,000)	(4,150,000)	(2,100,000)	(1,750,000)

Net increase (decrease)	6,050,000	850,000	13,400,000	16,650,000

See accompanying notes which are an integral part of the financial statements.

83	Annual Report

Financial Statements – continued

Statements of Changes in Net Assets
	Fidelity MSCI Health Care Index ETF		Fidelity MSCI Industrials Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,114,050	$9,526,479	$7,584,299	$4,909,658
Net realized gain (loss)	12,112,875	4,319,169	41,849,210	3,255,111
Change in net unrealized appreciation (depreciation)	115,426,631	49,461,351	(3,898,668)	33,201,447

Net increase (decrease) in net assets resulting from operations	141,653,556	63,306,999	45,534,841	41,366,216

Distributions to shareholders from net investment income	(14,186,300)	(9,330,050)	(8,096,400)	(4,608,750)
Distributions to shareholders from net realized gain	—	—	—	—

Total distributions	(14,186,300)	(9,330,050)	(8,096,400)	(4,608,750)

Share transactions
Proceeds from sales of shares	381,928,886	186,872,274	277,231,538	187,006,431
Cost of shares redeemed	(75,479,520)	(64,263,827)	(169,431,317)	(27,227,864)

Net increase (decrease) in net assets resulting from share transactions	306,449,366	122,608,447	107,800,221	159,778,567

Total increase (decrease) in net assets	433,916,622	176,585,396	145,238,662	196,536,033

Net Assets
Beginning of year	818,709,722	642,124,326	354,585,507	158,049,474

End of year	$1,252,626,344	$818,709,722	$499,824,169	$354,585,507

Undistributed net investment income included in net assets at end of year	$1,007,564	$1,079,805	$—	$344,297

Other Information
Shares
Sold	9,200,000	5,200,000	7,050,000	5,750,000
Redeemed	(1,850,000)	(1,900,000)	(4,550,000)	(850,000)

Net increase (decrease)	7,350,000	3,300,000	2,500,000	4,900,000

See accompanying notes which are an integral part of the financial statements.

Annual Report	84

Statements of Changes in Net Assets
	Fidelity MSCI Information Technology Index ETF		Fidelity MSCI Materials Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,370,825	$8,133,539	$4,530,500	$3,326,002
Net realized gain (loss)	45,773,020	15,864,162	26,146,321	6,467,884
Change in net unrealized appreciation (depreciation)	283,376,693	149,979,218	(9,852,001)	14,449,014

Net increase (decrease) in net assets resulting from operations	345,520,538	173,976,919	20,824,820	24,242,900

Distributions to shareholders from net investment income	(16,100,150)	(7,809,700)	(4,793,700)	(3,068,600)
Distributions to shareholders from net realized gain	—	—	—	—

Total distributions	(16,100,150)	(7,809,700)	(4,793,700)	(3,068,600)

Share transactions
Proceeds from sales of shares	997,961,581	468,154,978	184,983,722	122,309,405
Cost of shares redeemed	(114,171,616)	(55,670,081)	(147,517,961)	(54,877,050)

Net increase (decrease) in net assets resulting from share transactions	883,789,965	412,484,897	37,465,761	67,432,355

Total increase (decrease) in net assets	1,213,210,353	578,652,116	53,496,881	88,606,655

Net Assets
Beginning of year	1,010,043,484	431,391,368	211,931,307	123,324,652

End of year	$2,223,253,837	$1,010,043,484	$265,428,188	$211,931,307

Undistributed net investment income included in net assets at end of year	$821,764	$551,089	$54,098	$317,298

Other Information
Shares
Sold	18,950,000	11,750,000	5,350,000	4,150,000
Redeemed	(2,200,000)	(1,400,000)	(4,400,000)	(1,900,000)

Net increase (decrease)	16,750,000	10,350,000	950,000	2,250,000

See accompanying notes which are an integral part of the financial statements.

85	Annual Report

Financial Statements – continued

Statements of Changes in Net Assets
	Fidelity MSCI Real Estate Index ETF		Fidelity MSCI Telecommunication Services Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,395,820	$7,007,601	$3,290,433	$3,462,027
Net realized gain (loss)	6,144,538	2,459,698	(6,057,475)	18,645,027
Change in net unrealized appreciation (depreciation)	(1,906,166)	(12,304,082)	(2,938,405)	(21,103,848)

Net increase (decrease) in net assets resulting from operations	16,634,192	(2,836,783)	(5,705,447)	1,003,206

Distributions to shareholders from net investment income	(14,778,500)	(8,640,100)	(3,739,800)	(3,777,050)
Distributions to shareholders from net realized gain	—	—	(4,815,000)	—

Total distributions	(14,778,500)	(8,640,100)	(8,554,800)	(3,777,050)

Share transactions
Proceeds from sales of shares	258,852,360	322,848,347	43,402,418	33,716,266
Cost of shares redeemed	(150,898,104)	(102,228,174)	(19,855,848)	(90,063,955)

Net increase (decrease) in net assets resulting from share transactions	107,954,256	220,620,173	23,546,570	(56,347,689)

Total increase (decrease) in net assets	109,809,948	209,143,290	9,286,323	(59,121,533)

Net Assets
Beginning of year	392,537,532	183,394,242	115,818,006	174,939,539

End of year	$502,347,480	$392,537,532	$125,104,329	$115,818,006

Undistributed net investment income included in net assets at end of year	$—	$—	$—	$388,676

Other Information
Shares
Sold	10,700,000	13,300,000	1,450,000	1,050,000
Redeemed	(6,350,000)	(4,400,000)	(650,000)	(2,950,000)

Net increase (decrease)	4,350,000	8,900,000	800,000	(1,900,000)

See accompanying notes which are an integral part of the financial statements.

Annual Report	86

Statements of Changes in Net Assets
	Fidelity MSCI Utilities Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,569,751	$7,762,323
Net realized gain (loss)	7,245,336	10,999,543
Change in net unrealized appreciation (depreciation)	(7,076,756)	(8,322,969)

Net increase (decrease) in net assets resulting from operations	9,738,331	10,438,897

Distributions to shareholders from net investment income	(9,603,500)	(7,784,150)
Distributions to shareholders from net realized gain	—	—

Total distributions	(9,603,500)	(7,784,150)

Share transactions
Proceeds from sales of shares	151,290,619	125,186,565
Cost of shares redeemed	(92,301,442)	(134,361,663)

Net increase (decrease) in net assets resulting from share transactions	58,989,177	(9,175,098)

Total increase (decrease) in net assets	59,124,008	(6,520,351)

Net Assets
Beginning of year	277,148,994	283,669,345

End of year	$336,273,002	$277,148,994

Undistributed net investment income included in net assets at end of year	$—	$12,231

Other Information
Shares
Sold	4,400,000	3,750,000
Redeemed	(2,750,000)	(4,200,000)

Net increase (decrease)	1,650,000	(450,000)

See accompanying notes which are an integral part of the financial statements.

87	Annual Report

Financial Statements – continued

Financial Highlights
	Fidelity MSCI Consumer Discretionary Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$36.06	$31.99	$32.06	$26.58	$25.17

Income from Investment Operations
Net investment income (loss)B	0.47	0.50	0.43	0.37	0.25
Net realized and unrealized gain (loss)	7.20	4.07	(0.06)	5.43	1.38

Total from investment operations	7.67	4.57	0.37	5.80	1.63

Distributions from net investment income	(0.41)	(0.50)	(0.44)	(0.32)	(0.22)

Total distributions	(0.41)	(0.50)	(0.44)	(0.32)	(0.22)

Net asset value, end of period	$43.32	$36.06	$31.99	$32.06	$26.58

Total ReturnC	21.36%	14.41%	1.25%	21.93%	6.47%
Ratios to Average Net AssetsD
Expense before reductions	.08%	.08%	.12%	.12%	.12	%E
Expenses net of fee waivers, if any	.08%	.08%	.12%	.12%	.12	%E
Expenses net of all reductions	.08%	.08%	.12%	.12%	.12	%E
Net investment income (loss)	1.16%	1.49%	1.41%	1.25%	1.20	%E
Supplemental Data
Net assets, end of period (000 omitted)	$628,129	$293,913	$262,322	$299,794	$75,741
Portfolio turnover rateF,G	5%	7%	5%	8%	5	%H

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report	88

Financial Highlights
	Fidelity MSCI Consumer Staples Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$33.23	$32.82	$30.31	$26.16	$25.00

Income from Investment Operations
Net investment income (loss)B	0.86	0.83	0.75	0.77	0.52
Net realized and unrealized gain (loss)	(0.88)	0.40	2.56	4.16	1.09

Total from investment operations	(0.02)	1.23	3.31	4.93	1.61

Distributions from net investment income	(0.88)	(0.82)	(0.80)	(0.78)	(0.45)

Total distributions	(0.88)	(0.82)	(0.80)	(0.78)	(0.45)

Net asset value, end of period	$32.33	$33.23	$32.82	$30.31	$26.16

Total ReturnC	(0.06)%	3.82%	11.18%	19.00%	6.42%
Ratios to Average Net AssetsD
Expense before reductions	.08%	.08%	.12%	.12%	.12	%E
Expenses net of fee waivers, if any	.08%	.08%	.12%	.12%	.12	%E
Expenses net of all reductions	.08%	.08%	.12%	.12%	.12	%E
Net investment income (loss)	2.65%	2.56%	2.45%	2.63%	2.51	%E
Supplemental Data
Net assets, end of period (000 omitted)	$311,970	$312,349	$285,504	$204,596	$73,244
Portfolio turnover rateF,G	24%	11%	10%	10%	3	%H

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

89	Annual Report

Financial Statements – continued

Financial Highlights
	Fidelity MSCI Energy Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$18.39	$19.03	$19.72	$27.97	$24.98

Income from Investment Operations
Net investment income (loss)B	0.47	0.57	0.50	0.57	0.38
Net realized and unrealized gain (loss)	3.22	(0.73)	(0.69)	(8.31)	2.89

Total from investment operations	3.69	(0.16)	(0.19)	(7.74)	3.27

Distributions from net investment income	(0.58)	(0.48)	(0.50)	(0.51)	(0.28)

Total distributions	(0.58)	(0.48)	(0.50)	(0.51)	(0.28)

Net asset value, end of period	$21.50	$18.39	$19.03	$19.72	$27.97

Total ReturnC	20.52%	(0.96)%	(0.75)%	(27.95)%	13.16%
Ratios to Average Net AssetsD
Expense before reductions	.08%	.08%	.12%	.12%	.12	%E
Expenses net of fee waivers, if any	.08%	.08%	.12%	.12%	.12	%E
Expenses net of all reductions	.08%	.08%	.12%	.12%	.12	%E
Net investment income (loss)	2.40%	2.91%	2.74%	2.47%	1.76	%E
Supplemental Data
Net assets, end of period (000 omitted)	$634,157	$431,311	$430,039	$256,399	$145,425
Portfolio turnover rateF,G	5%	10%	19%	8%	4	%H

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report	90

Financial Highlights
	Fidelity MSCI Financials Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$36.94	$28.61	$29.78	$26.61	$25.00

Income from Investment Operations
Net investment income (loss)B	0.75	0.61	0.63	0.58	0.41
Net realized and unrealized gain (loss)	4.11	8.28	(1.11)	3.15	1.56

Total from investment operations	4.86	8.89	(0.48)	3.73	1.97

Distributions from net investment income	(0.75)	(0.56)	(0.69)	(0.56)	(0.36)

Total distributions	(0.75)	(0.56)	(0.69)	(0.56)	(0.36)

Net asset value, end of period	$41.05	$36.94	$28.61	$29.78	$26.61

Total ReturnC	13.23%	31.31%	(1.49)%	14.08%	7.89%
Ratios to Average Net AssetsD
Expense before reductions	.08%	.08%	.12%	.12%	.12	%E
Expenses net of fee waivers, if any	.08%	.08%	.12%	.12%	.12	%E
Expenses net of all reductions	.08%	.08%	.12%	.12%	.12	%E
Net investment income (loss)	1.88%	1.77%	2.29%	2.01%	1.97	%E
Supplemental Data
Net assets, end of period (000 omitted)	$1,574,375	$921,679	$237,490	$344,012	$126,397
Portfolio turnover rateF,G	5%	18%	8%	7%	6	%H

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

91	Annual Report

Financial Statements – continued

Financial Highlights
	Fidelity MSCI Health Care Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015		Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$38.44	$35.67	$37.16	$29.05		$24.97

Income from Investment Operations
Net investment income (loss)B	0.56	0.51	0.44	0.80	C	0.30
Net realized and unrealized gain (loss)	5.29	2.76	(1.49)	7.99		3.99

Total from investment operations	5.85	3.27	(1.05)	8.79		4.29

Distributions from net investment income	(0.57)	(0.50)	(0.44)	(0.68)		(0.21)

Total distributions	(0.57)	(0.50)	(0.44)	(0.68)		(0.21)

Net asset value, end of period	$43.72	$38.44	$35.67	$37.16		$29.05

Total ReturnD	15.34%	9.30%	(2.73)%	30.40%		17.23%
Ratios to Average Net AssetsE
Expense before reductions	.08%	.08%	.12%	.12%		.12	%F
Expenses net of fee waivers, if any	.08%	.08%	.12%	.12%		.12	%F
Expenses net of all reductions	.08%	.08%	.12%	.12%		.12	%F
Net investment income (loss)	1.39%	1.45%	1.30%	2.31	%C	1.36	%F
Supplemental Data
Net assets, end of period (000 omitted)	$1,252,626	$818,710	$642,124	$800,713		$187,382
Portfolio turnover rateG,H	8%	4%	9%	10%		4	%I

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	Investment income per share reflects a large, non-recurring dividend which amounted to $.17 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.83%.

D	Total returns for periods of less than one year are not annualized.

E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

F	Annualized.

G	Amount does not include the portfolio activity of any underlying funds.

H	Portfolio turnover rate excludes securities received or delivered in-kind.

I	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report	92

Financial Highlights
	Fidelity MSCI Industrials Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$34.93	$30.10	$28.05	$26.85	$25.20

Income from Investment Operations
Net investment income (loss)B	0.61	0.61	0.54	0.48	0.35
Net realized and unrealized gain (loss)	4.62	4.79	2.04	1.19	1.61

Total from investment operations	5.23	5.40	2.58	1.67	1.96

Distributions from net investment income	(0.65)	(0.57)	(0.53)	(0.47)	(0.31)

Total distributions	(0.65)	(0.57)	(0.53)	(0.47)	(0.31)

Net asset value, end of period	$39.51	$34.93	$30.10	$28.05	$26.85

Total ReturnC	15.08%	18.08%	9.41%	6.18%	7.75%
Ratios to Average Net AssetsD
Expense before reductions	.08%	.08%	.12%	.12%	.12	%E
Expenses net of fee waivers, if any	.08%	.08%	.12%	.12%	.12	%E
Expenses net of all reductions	.08%	.08%	.12%	.12%	.12	%E
Net investment income (loss)	1.61%	1.85%	1.94%	1.69%	1.65	%E
Supplemental Data
Net assets, end of period (000 omitted)	$499,824	$354,586	$158,049	$143,034	$100,706
Portfolio turnover rateF,G	5%	5%	11%	6%	4	%H

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

93	Annual Report

Financial Statements – continued

Financial Highlights
	Fidelity MSCI Information Technology Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016		Year ended July 31, 2015	Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$44.50	$34.93	$32.69		$29.29	$25.18

Income from Investment Operations
Net investment income (loss)B	0.53	0.48	0.46		0.39	0.25
Net realized and unrealized gain (loss)	11.85	9.54	2.24	C	3.40	4.06

Total from investment operations	12.38	10.02	2.70		3.79	4.31

Distributions from net investment income	(0.52)	(0.45)	(0.46)		(0.39)	(0.20)

Total distributions	(0.52)	(0.45)	(0.46)		(0.39)	(0.20)

Net asset value, end of period	$56.36	$44.50	$34.93		$32.69	$29.29

Total ReturnD	27.92%	28.86%	8.41	%C	12.98%	17.14%
Ratios to Average Net AssetsE
Expense before reductions	.08%	.08%	.12%		.12%	.12	%F
Expenses net of fee waivers, if any	.08%	.08%	.12%		.12%	.12	%F
Expenses net of all reductions	.08%	.08%	.12%		.12%	.12	%F
Net investment income (loss)	1.02%	1.19%	1.42%		1.23%	1.14	%F
Supplemental Data
Net assets, end of period (000 omitted)	$2,223,254	$1,010,043	$431,391		$423,372	$181,611
Portfolio turnover rateG,H	4%	6%	5%		6%	4	%I

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	Amount includes a reimbursement from the investment advisor for an operational error which amounted to $.01 per share. Excluding this reimbursement, the total return would have been 8.38%.

D	Total returns for periods of less than one year are not annualized.

E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

F	Annualized.

G	Amount does not include the portfolio activity of any underlying funds.

H	Portfolio turnover rate excludes securities received or delivered in-kind.

I	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report	94

Financial Highlights
	Fidelity MSCI Materials Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$31.63	$27.71	$25.91	$27.66	$24.95

Income from Investment Operations
Net investment income (loss)B	0.55	0.57	0.50	0.50	0.35
Net realized and unrealized gain (loss)	3.09	3.87	1.83	(1.75)	2.67

Total from investment operations	3.64	4.44	2.33	(1.25)	3.02

Distributions from net investment income	(0.57)	(0.52)	(0.53)	(0.50)	(0.31)

Total distributions	(0.57)	(0.52)	(0.53)	(0.50)	(0.31)

Net asset value, end of period	$34.70	$31.63	$27.71	$25.91	$27.66

Total ReturnC	11.54%	16.17%	9.28%	(4.65)%	12.15%
Ratios to Average Net AssetsD
Expense before reductions	.08%	.08%	.11%	.12%	.12	%E
Expenses net of fee waivers, if any	.08%	.08%	.11%	.12%	.12	%E
Expenses net of all reductions	.08%	.08%	.11%	.12%	.12	%E
Net investment income (loss)	1.60%	1.93%	2.00%	1.81%	1.64	%E
Supplemental Data
Net assets, end of period (000 omitted)	$265,428	$211,931	$123,325	$123,052	$94,042
Portfolio turnover rateF,G	10%	7%	9%	7%	5	%H

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

95	Annual Report

Financial Statements – continued

Financial Highlights
	Fidelity MSCI Real Estate Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015A
Selected Per-Share Data
Net asset value, beginning of period	$24.53	$25.83	$22.55	$24.28

Income from Investment Operations
Net investment income (loss)B	0.76	0.68	0.83	0.38
Net realized and unrealized gain (loss)	0.32	(1.12)	3.37	(1.70)

Total from investment operations	1.08	(0.44)	4.20	(1.32)

Distributions from net investment income	(0.92)	(0.86)	(0.92)	(0.38)
Return of capital	—	—	—	(0.03)

Total distributions	(0.92)	(0.86)	(0.92)	(0.41)

Net asset value, end of period	$24.69	$24.53	$25.83	$22.55

Total ReturnC	4.53%	(1.53)%	19.29%	(5.50)%
Ratios to Average Net AssetsD
Expense before reductions	.08%	.08%	.11%	.12	%E
Expenses net of fee waivers, if any	.08%	.08%	.11%	.12	%E
Expenses net of all reductions	.08%	.08%	.11%	.12	%E
Net investment income (loss)	3.15%	2.85%	3.55%	3.33	%E
Supplemental Data
Net assets, end of period (000 omitted)	$502,347	$392,538	$183,394	$25,936
Portfolio turnover rateF,G	8%	17%	10%	10	%H

A	For the period from February 2, 2015 (commencement of operations) to July 31, 2015.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report	96

Financial Highlights
	Fidelity MSCI Telecommunication Services Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017		Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$32.62	$32.10		$26.86	$26.98	$25.26

Income from Investment Operations
Net investment income (loss)B	0.85	0.80		0.78	0.78	0.72
Net realized and unrealized gain (loss)	(2.43)	0.62	C	5.11	(0.09)	1.42

Total from investment operations	(1.58)	1.42		5.89	0.69	2.14

Distributions from net investment income	(1.00)	(0.90)		(0.65)	(0.81)	(0.42)
Distributions from net realized gain	(1.28)	—		—	—	—

Total distributions	(2.28)	(0.90)		(0.65)	(0.81)	(0.42)

Net asset value, end of period	$28.76	$32.62		$32.10	$26.86	$26.98

Total ReturnD	(5.14)%	4.58%		22.36%	2.56%	8.57%
Ratios to Average Net AssetsE
Expense before reductions	.08%	.08%		.12%	.12%	.12	%F
Expenses net of fee waivers, if any	.08%	.08%		.12%	.12%	.12	%F
Expenses net of all reductions	.08%	.08%		.12%	.12%	.12	%F
Net investment income (loss)	2.81%	2.55%		2.74%	2.89%	3.51	%F
Supplemental Data
Net assets, end of period (000 omitted)	$125,104	$115,818		$174,940	$81,908	$67,447
Portfolio turnover rateG,H	38%	27%		26%	23%	21	%I

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of share transactions in relation to fluctuating market values of the investments of a Fund.

D	Total returns for periods of less than one year are not annualized.

E	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

F	Annualized.

G	Amount does not include the portfolio activity of any underlying funds.

H	Portfolio turnover rate excludes securities received or delivered in-kind.

I	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

97	Annual Report

Financial Statements – continued

Financial Highlights
	Fidelity MSCI Utilities Index ETF
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2016	Year ended July 31, 2015	Year ended July 31, 2014A
Selected Per-Share Data
Net asset value, beginning of period	$34.64	$33.57	$28.10	$26.88	$24.99

Income from Investment Operations
Net investment income (loss)B	1.10	1.06	0.98	0.98	0.67
Net realized and unrealized gain (loss)	0.20	1.09	5.48	1.47	1.85

Total from investment operations	1.30	2.15	6.46	2.45	2.52

Distributions from net investment income	(1.09)	(1.08)	(0.99)	(1.23)	(0.63)

Total distributions	(1.09)	(1.08)	(0.99)	(1.23)	(0.63)

Net asset value, end of period	$34.85	$34.64	$33.57	$28.10	$26.88

Total ReturnC	3.83%	6.61%	23.56%	9.13%	10.13%
Ratios to Average Net AssetsD
Expense before reductions	.08%	.08%	.12%	.12%	.12	%E
Expenses net of fee waivers, if any	.08%	.08%	.12%	.12%	.12	%E
Expenses net of all reductions	.08%	.08%	.12%	.12%	.12	%E
Net investment income (loss)	3.21%	3.22%	3.25%	3.37%	3.15	%E
Supplemental Data
Net assets, end of period (000 omitted)	$336,273	$277,149	$283,669	$108,176	$120,949
Portfolio turnover rateF,G	6%	6%	9%	7%	6	%H

A	For the period October 21, 2013 (commencement of operations) to July 31, 2014.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report	98

Notes to Financial Statements

For the year ended July 31, 2018

1. Organization.

Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF, Fidelity MSCI Telecommunication Services Index ETF and Fidelity MSCI Utilities Index ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. Each Fund, with the exception of MSCI Industrials Index ETF and MSCI Real Estate ETF, are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. In June 2018, the Board of Trustees approved a change in the name of Fidelity MSCI Telecommunications Services Index ETF to Fidelity MSCI Communication Services Index ETF effective December 1, 2018.

2. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund’s investments to the Fair Value Committee (the Committee) established by each Fund’s investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund’s investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value each Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds (Underlying Funds) are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated underlying fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2018, is included at the end of each Fund’s Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

99	Annual Report

Notes to Financial Statements – continued

2. Significant Accounting Policies – continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds’ investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of NYSE Arca, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018 each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), redemptions in kind, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity MSCI Consumer Discretionary Index ETF	$563,428,357	$89,637,719	$(24,982,439)	$64,655,280
Fidelity MSCI Consumer Staples Index ETF	316,978,365	19,375,550	(24,853,722)	(5,478,172)
Fidelity MSCI Energy Index ETF	639,404,278	38,447,711	(44,043,169)	(5,595,458)
Fidelity MSCI Financials Index ETF	1,410,701,971	178,058,112	(14,804,408)	163,253,704
Fidelity MSCI Health Care Index ETF	1,069,922,731	231,204,040	(49,375,393)	181,828,647
Fidelity MSCI Industrials Index ETF	470,140,088	58,451,157	(29,044,834)	29,406,323
Fidelity MSCI Information Technology Index ETF	1,777,480,762	457,496,794	(12,408,224)	445,088,570

Annual Report	100

2. Significant Accounting Policies – continued

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity MSCI Materials Index ETF	$262,180,522	$10,751,590	$(7,674,477)	$3,077,113
Fidelity MSCI Real Estate Index ETF	506,060,002	17,707,996	(20,960,318)	(3,252,322)
Fidelity MSCI Telecommunication Services Index ETF	133,574,955	10,165,482	(18,632,736)	(8,467,254)
Fidelity MSCI Utilities Index ETF	331,792,210	16,037,622	(11,649,009)	4,388,613

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity MSCI Consumer Discretionary Index ETF	$564,653	$(6,200,679)	$64,655,280
Fidelity MSCI Consumer Staples Index ETF	441,897	(4,723,272)	(5,478,172)
Fidelity MSCI Energy Index ETF	108,312	(24,787,830)	(5,595,458)
Fidelity MSCI Financials Index ETF	774,481	(5,762,751)	163,253,704
Fidelity MSCI Health Care Index ETF	1,007,564	(15,952,483)	181,828,647
Fidelity MSCI Industrials Index ETF	—	(4,779,004)	29,406,323
Fidelity MSCI Information Technology Index ETF	821,764	(4,077,181)	445,088,570
Fidelity MSCI Materials Index ETF	54,098	(1,924,055)	3,077,113
Fidelity MSCI Real Estate Index ETF	—	(2,647,929)	(3,252,322)
Fidelity MSCI Telecommunication Services Index ETF	—	(2,077,719)	(8,467,254)
Fidelity MSCI Utilities Index ETF	—	(2,841,540)	4,388,613

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal year end and is subject to adjustment.

	No-expiration Short-term	No-expiration Long-term	Total capital loss carryforward
Fidelity MSCI Consumer Discretionary Index ETF	$(2,424,106)	$(3,776,573)	$(6,200,679)
Fidelity MSCI Consumer Staples Index ETF	(599,178)	(4,124,094)	(4,723,272)
Fidelity MSCI Energy Index ETF	(5,713,340)	(19,074,490)	(24,787,830)
Fidelity MSCI Financials Index ETF	(4,625,040)	(1,137,711)	(5,762,751)
Fidelity MSCI Health Care Index ETF	(7,226,020)	(8,726,463)	(15,952,483)
Fidelity MSCI Industrials Index ETF	(1,438,375)	(3,340,629)	(4,779,004)
Fidelity MSCI Information Technology Index ETF	(2,242,393)	(1,834,788)	(4,077,181)
Fidelity MSCI Materials Index ETF	(714,125)	(1,209,930)	(1,924,055)
Fidelity MSCI Real Estate Index ETF	(1,847,940)	(799,989)	(2,647,929)
Fidelity MSCI Telecommunication Services Index ETF	(1,023,195)	(1,054,524)	(2,077,719)
Fidelity MSCI Utilities Index ETF	(1,058,589)	(1,782,951)	(2,841,540)

The tax character of distributions paid was as follows:

July 31, 2018
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity MSCI Consumer Discretionary Index ETF	$4,460,400	$—	$—	$4,460,400
Fidelity MSCI Consumer Staples Index ETF	7,829,600	—	—	7,829,600
Fidelity MSCI Energy Index ETF	14,924,250	—	—	14,924,250
Fidelity MSCI Financials Index ETF	24,296,050	—	—	24,296,050
Fidelity MSCI Health Care Index ETF	14,186,300	—	—	14,186,300
Fidelity MSCI Industrials Index ETF	8,096,400	—	—	8,096,400
Fidelity MSCI Information Technology Index ETF	16,100,150	—	—	16,100,150
Fidelity MSCI Materials Index ETF	4,793,700	—	—	4,793,700

101	Annual Report

Notes to Financial Statements – continued

2. Significant Accounting Policies – continued

July 31, 2018
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity MSCI Real Estate Index ETF	$14,778,500	$—	$—	$14,778,500
Fidelity MSCI Telecommunication Services Index ETF	8,554,800	—	—	8,554,800
Fidelity MSCI Utilities Index ETF	9,603,500	—	—	9,603,500

July 31, 2017
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity MSCI Consumer Discretionary Index ETF	$3,848,250	$—	$—	$3,848,250
Fidelity MSCI Consumer Staples Index ETF	6,993,800	—	—	6,993,800
Fidelity MSCI Energy Index ETF	11,177,800	—	—	11,177,800
Fidelity MSCI Financials Index ETF	10,082,500	—	—	10,082,500
Fidelity MSCI Health Care Index ETF	9,330,050	—	—	9,330,050
Fidelity MSCI Industrials Index ETF	4,608,750	—	—	4,608,750
Fidelity MSCI Information Technology Index ETF	7,809,700	—	—	7,809,700
Fidelity MSCI Materials Index ETF	3,068,600	—	—	3,068,600
Fidelity MSCI Real Estate Index ETF	8,640,100	—	—	8,640,100
Fidelity MSCI Telecommunication Services Index ETF	3,777,050	—	—	3,777,050
Fidelity MSCI Utilities Index ETF	7,784,150	—	—	7,784,150

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Fidelity MSCI Consumer Discretionary Index ETF	$32,267,422	$23,007,799
Fidelity MSCI Consumer Staples Index ETF	70,018,424	69,866,098
Fidelity MSCI Energy Index ETF	28,129,929	29,464,196
Fidelity MSCI Financials Index ETF	70,341,861	64,630,749
Fidelity MSCI Health Care Index ETF	82,920,075	78,844,599
Fidelity MSCI Industrials Index ETF	24,698,474	24,923,918
Fidelity MSCI Information Technology Index ETF	72,855,729	71,092,923
Fidelity MSCI Materials Index ETF	28,796,780	28,849,440
Fidelity MSCI Real Estate Index ETF	34,297,383	30,492,890
Fidelity MSCI Telecommunication Services Index ETF	45,056,612	46,340,352
Fidelity MSCI Utilities Index ETF	18,819,082	18,460,737

Securities received or delivered in-kind through subscriptions and redemptions were as follows:

	In-kind Subscriptions	In-kind Redemptions
Fidelity MSCI Consumer Discretionary Index ETF	$337,880,187	$77,694,709
Fidelity MSCI Consumer Staples Index ETF	130,370,191	119,175,620
Fidelity MSCI Energy Index ETF	241,110,808	113,439,677
Fidelity MSCI Financials Index ETF	634,733,810	80,739,817
Fidelity MSCI Health Care Index ETF	380,361,691	74,965,093
Fidelity MSCI Industrials Index ETF	276,521,813	168,814,284
Fidelity MSCI Information Technology Index ETF	996,305,530	113,979,980
Fidelity MSCI Materials Index ETF	184,684,122	147,279,193
Fidelity MSCI Real Estate Index ETF	254,786,490	149,308,082
Fidelity MSCI Telecommunication Services Index ETF	42,689,230	19,546,306
Fidelity MSCI Utilities Index ETF	150,885,807	92,129,860

Annual Report	102

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (SelectCo) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of .084% of each Fund’s average net assets. Under the management contract, SelectCo pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee paid to SelectCo is reduced by an amount equal to the fees and expenses paid by each fund to the independent Trustees.

Sub-Adviser. BlackRock Fund Advisors (BFA), serves as sub-adviser for the Funds. BFA provides discretionary investment advisory services to the Funds and is paid by SelectCo for providing these services.

Interfund Trades. The Funds may purchase from or sell securities to other funds affiliated with the sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Share Transactions.

The Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated stocks to a fund and redemption proceeds are paid with a basket of securities from a fund’s portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

6. Other.

The Funds’ organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

103	Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Covington Trust and Shareholders of Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF, Fidelity MSCI Telecommunication Services Index ETF, and the Fidelity MSCI Utilities Index ETF:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF, Fidelity MSCI Telecommunication Services Index ETF, and the Fidelity MSCI Utilities Index ETF (the “Funds”), each a fund of Fidelity Covington Trust, including the schedules of investments, as of July 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from October 21, 2013 (commencement of operations) to July 31, 2014 for the funds, except Fidelity MSCI Real Estate Index ETF; the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from February 2, 2015 to July 31, 2015 for the Fidelity MSCI Real Estate Index ETF; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the periods mentioned above, and the financial highlights for each of the periods mentioned above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Annual Report	104

Premium/Discount Analysis (Unaudited)

Shares of each fund are listed on NYSE Arca and can be bought and sold on the secondary market at market prices. Although the market price is expected to approximate the fund’s NAV, it is possible that the market price and NAV will vary significantly. The closing market price is the daily closing price as reported on NYSE Arca.

Premiums or discounts are the differences (expressed as a basis point differential with 1 basis point equaling 1/100 of 1%) between the fund’s NAV and closing market price. A premium indicates that the closing market price is trading above the NAV. A discount indicates that the closing market price is trading below the NAV. A discrepancy may exist with respect to the timing of when the NAV is calculated and the determination of the closing market price.

The chart below presents information about the differences between each fund’s daily closing market price and each fund’s NAV.

Fidelity MSCI Consumer Discretionary Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	510	42.50%	684	57.00%
25 – <50	3	0.25%	3	0.25%
50 – <75	0	—	0	—
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	513	42.75%	687	57.25%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

Fidelity MSCI Consumer Staples Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	468	39.01%	730	60.83%
25 – <50	1	0.08%	0	—
50 – <75	0	—	0	—
75 – <100	0	—	0	—
100 or above	1	0.08%	0	—
Total	470	39.17%	730	60.83%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

Fidelity MSCI Energy Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	407	33.92%	787	65.59%
25 – <50	0	—	4	0.33%
50 – <75	0	—	1	0.08%
75 – <100	0	—	1	0.08%
100 or above	0	—	0	—
Total	407	33.92%	793	66.08%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

105	Annual Report

Premium/Discount Analysis (Unaudited) – continued

Fidelity MSCI Financials Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	402	33.50%	794	66.17%
25 – <50	1	0.08%	3	0.25%
50 – <75	0	—	0	—
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	403	33.58%	797	66.42%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

Fidelity MSCI Health Care Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	416	34.67%	779	64.91%
25 – <50	0	—	5	0.42%
50 – <75	0	—	0	—
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	416	34.67%	784	65.33%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

Fidelity MSCI Industrials Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	509	42.42%	685	57.09%
25 – <50	1	0.08%	4	0.33%
50 – <75	1	0.08%	0	—
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	511	42.58%	689	57.42%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

Annual Report	106

Fidelity MSCI Information Technology Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	316	26.34%	882	73.50%
25 – <50	1	0.08%	1	0.08%
50 – <75	0	—	0	—
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	317	26.42%	883	73.58%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

Fidelity MSCI Materials Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	562	46.83%	622	51.83%
25 – <50	6	0.50%	8	0.67%
50 – <75	0	—	2	0.17%
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	568	47.33%	632	52.67%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

Fidelity MSCI Real Estate Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	277	31.55%	567	64.59%
25 – <50	6	0.68%	21	2.39%
50 – <75	2	0.23%	2	0.23%
75 – <100	0	—	1	0.11%
100 or above	1	0.11%	1	0.11%
Total	286	32.57%	592	67.43%

*	From February 5, 2015, date initially listed on the NYSE ARCA exchange.

107	Annual Report

Premium/Discount Analysis (Unaudited) – continued

Fidelity MSCI Telecommunication Services Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	598	49.84%	554	46.17%
25 – <50	16	1.33%	27	2.25%
50 – <75	4	0.33%	1	0.08%
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	618	51.50%	582	48.50%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

Fidelity MSCI Utilities Index ETF

Period Ended July 31, 2018

From commencement of operations* to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	527	43.92%	666	55.50%
25 – <50	3	0.25%	4	0.33%
50 – <75	0	—	0	—
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	530	44.17%	670	55.83%

*	From October 24, 2013, date initially listed on the NYSE ARCA exchange.

Annual Report	108

Trustees and Officers (Unaudited)

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund’s performance. Except for Michael E. Wiley, each of the Trustees oversees 286 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds’ Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

109	Annual Report

Trustees and Officers (Unaudited) – continued

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with Fidelity to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), SelectCo’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Trustees.”

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2018
Trustee
Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2018
Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

+  The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Dennis J. Dirks (1948)

Annual Report	110

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Year of Election or Appointment: 2018
Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)
Year of Election or Appointment: 2018
Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2018
Trustee
Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)
Year of Election or Appointment: 2018

111	Annual Report

Trustees and Officers (Unaudited) – continued

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)
Year of Election or Appointment: 2018
Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)
Year of Election or Appointment: 2013
Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith’s retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Annual Report	112

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2018
Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)
Year of Election or Appointment: 2017
Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2017
Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)
Year of Election or Appointment: 2013

113	Annual Report

Trustees and Officers (Unaudited) – continued

Name, Year of Birth; Principal Occupation
Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)
Year of Election or Appointment: 2009
Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer – Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2018
Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)
Year of Election or Appointment: 2018

Annual Report	114

Name, Year of Birth; Principal Occupation
Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)
Year of Election or Appointment: 2018
Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)
Year of Election or Appointment: 2017
Assistant Treasurer
Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc.
(2017-present) and is an employee of Fidelity Investments (1995-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2018
Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)
Year of Election or Appointment: 2017
Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

115	Annual Report

Trustees and Officers (Unaudited) – continued

Name, Year of Birth; Principal Occupation
Year of Election or Appointment: 2016
Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Annual Report	116

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

For each fund, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying money market fund, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying money market fund. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

For each fund, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying money market fund, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying money market fund. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During PeriodB February 1, 2018 to July 31, 2018
Fidelity MSCI Consumer Discretionary Index ETF	0.08%
Actual		$1,000.00	$1,028.30	$0.41
HypotheticalC		$1,000.00	$1,024.40	$0.40
Fidelity MSCI Consumer Staples Index ETF	0.08%
Actual		$1,000.00	$941.50	$0.39
HypotheticalC		$1,000.00	$1,024.40	$0.40
Fidelity MSCI Energy Index ETF	0.08%
Actual		$1,000.00	$1,053.30	$0.41
HypotheticalC		$1,000.00	$1,024.40	$0.40
Fidelity MSCI Financials Index ETF	0.08%
Actual		$1,000.00	$962.80	$0.39
HypotheticalC		$1,000.00	$1,024.40	$0.40
Fidelity MSCI Health Care Index ETF	0.08%
Actual		$1,000.00	$1,030.80	$0.41
HypotheticalC		$1,000.00	$1,024.40	$0.40
Fidelity MSCI Industrials Index ETF	0.08%
Actual		$1,000.00	$981.70	$0.40
HypotheticalC		$1,000.00	$1,024.40	$0.40
Fidelity MSCI Information Technology Index ETF	0.08%
Actual		$1,000.00	$1,053.90	$0.41
HypotheticalC		$1,000.00	$1,024.40	$0.40

117	Annual Report

Shareholder Expense Example – continued

	Annualized Expense RatioA	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During PeriodB February 1, 2018 to July 31, 2018
Fidelity MSCI Materials Index ETF	0.08%
Actual		$1,000.00	$964.30	$0.39
HypotheticalC		$1,000.00	$1,024.40	$0.40
Fidelity MSCI Real Estate Index ETF	0.08%
Actual		$1,000.00	$1,050.30	$0.41
HypotheticalC		$1,000.00	$1,024.40	$0.40
Fidelity MSCI Telecommunication Services Index ETF	0.08%
Actual		$1,000.00	$933.90	$0.39
HypotheticalC		$1,000.00	$1,024.40	$0.40
Fidelity MSCI Utilities Index ETF	0.08%
Actual		$1,000.00	$1,062.20	$0.41
HypotheticalC		$1,000.00	$1,024.40	$0.40

A	Annualized expense ratio reflects expenses net of applicable fee waivers.

B	Expense are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

C	5% return per year before expenses.

Annual Report	118

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividend-received deduction for corporate shareholders:

	September 2017	December 2017	March 2018	June 2018
Fidelity MSCI Consumer Discretionary Index ETF	100%	100%	100%	100%
Fidelity MSCI Consumer Staples Index ETF	95%	95%	100%	100%
Fidelity MSCI Energy Index ETF	93%	93%	100%	100%
Fidelity MSCI Financials Index ETF	88%	88%	100%	100%
Fidelity MSCI Health Care Index ETF	100%	100%	100%	100%
Fidelity MSCI Industrials Index ETF	95%	95%	100%	100%
Fidelity MSCI Information Technology Index ETF	94%	94%	100%	100%
Fidelity MSCI Materials Index ETF	95%	95%	100%	100%
Fidelity MSCI Real Estate Index ETF	4%	4%	1%	1%
Fidelity MSCI Telecommunication Services Index ETF	28%	28%	100%	100%
Fidelity MSCI Utilities Index ETF	99%	99%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2017	December 2017	March 2018	June 2018
Fidelity MSCI Consumer Discretionary Index ETF	100%	100%	100%	100%
Fidelity MSCI Consumer Staples Index ETF	91%	91%	100%	100%
Fidelity MSCI Energy Index ETF	100%	100%	100%	100%
Fidelity MSCI Financials Index ETF	92%	92%	100%	100%
Fidelity MSCI Health Care Index ETF	98%	98%	100%	100%
Fidelity MSCI Industrials Index ETF	98%	98%	100%	100%
Fidelity MSCI Information Technology Index ETF	100%	100%	100%	100%
Fidelity MSCI Materials Index ETF	95%	95%	100%	100%
Fidelity MSCI Real Estate Index ETF	4%	4%	1%	1%
Fidelity MSCI Telecommunication Services Index ETF	26%	26%	100%	100%
Fidelity MSCI Utilities Index ETF	98%	98%	100%	100%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

119	Annual Report

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	5,373,295,935.29	96.534
Withheld	192,965,565.88	3.466
TOTAL	5,566,261,501.17	100.000

Dennis J. Dirks
Affirmative	5,384,798,777.80	96.740
Withheld	181,462,723.37	3.260
TOTAL	5,566,261,501.17	100.000

Donald F. Donahue
Affirmative	5,377,488,531.57	96.609
Withheld	188,772,969.60	3.391
TOTAL	5,566,261,501.17	100.000

Alan J. Lacy
Affirmative	5,375,762,700.02	96.578
Withheld	190,498,801.15	3.422
TOTAL	5,566,261,501.17	100.000

Ned C. Lautenbach
Affirmative	5,386,790,303.34	96.453
Withheld	197,471,197.83	3.547
TOTAL	5,566,261,501.17	100.000

Joseph Mauriello
Affirmative	5,373,144,912.99	96.531
Withheld	193,116,588.18	3.469
TOTAL	5,566,261,501.17	100.000

Charles S. Morrison
Affirmative	5,387,562,353.92	96.790
Withheld	178,699,147.25	3.210
TOTAL	5,566,261,501.17	100.000

Cornelia M. Small
Affirmative	5,375,640,910.13	96.576
Withheld	190,620,591.04	3.424
TOTAL	5,566,261,501.17	100.000

Garnett A. Smith
Affirmative	5,372,688,014.12	96.523
Withheld	193,573,487.05	3.477
TOTAL	5,566,261,501.17	100.000

David M. Thomas
Affirmative	5,376,226,536.98	96.586
Withheld	190,034,964.19	3.414
TOTAL	5,566,261,501.17	100.000

Michael E. Wiley
Affirmative	5,376,768,165.19	96.596
Withheld	189,493,335.98	3.404
TOTAL	5,566,261,501.17	100.000

PROPOSAL 4

To change Fidelity MSCI Industrials Index ETF from a diversified fund to a non-diversified fund.

	# of Votes	% of Votes
Affirmative	67,288,118.62	18.343
Against	5,272,522.98	1.438
Abstain	2,810,124.31	0.766
Broker Non-Vote	291,468,024.94	79.453
TOTAL	366,838,790.85	100.000

Proposal 1 reflects trust wide proposal and voting results.

Proposal 4 was not approved by shareholders.

Annual Report	120

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EXT-ANN-0918 1.9584796.104	855950.1.0	Corporate Headquarters 245 Summer St., Boston, MA 02210 www.fidelity.com

Fidelity® Dividend ETF for Rising Rates

Fidelity High Dividend ETF

Fidelity Low Volatility Factor ETF

Fidelity Momentum Factor ETF

Fidelity Quality Factor ETF

Fidelity Value Factor ETF

Annual Report July 31, 2018

To view a fund’s proxy voting guidelines and proxy voting record for the period ended June, 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

© 2018 FMR LLC. All Rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent holdings listing on Fidelity’s web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report	2

Market Recap

The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

3	Annual Report

Fidelity® Dividend ETF for Rising Rates

Performance

The information provided in the tables below shows you the performance of Fidelity® Dividend ETF For Rising Rates, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes cumulative total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Dividend ETF for Rising Rates – NAVA	14.04%	15.42%
Fidelity Dividend ETF for Rising Rates – Market PriceB	13.86%	15.74%
Fidelity Dividend Index for Rising RatesA	14.48%	15.87%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® Dividend ETF For Rising Rates and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Dividend ETF for Rising Rates – NAVA	10.87%	13.66%
Fidelity Dividend ETF for Rising Rates – Market PriceB	10.52%	13.94%
Fidelity Dividend Index for Rising RatesA	11.30%	14.11%

This information shows the returns of the fund and its index for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From September 12, 2016.

B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.29%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Dividend ETF For Rising Rates – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity Dividend Index For Rising Rates performed over the same period.

Annual Report	4

Fidelity® Dividend for Rising Rates ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value rose 14.04%, roughly in line with the 14.48% result of the Fidelity Dividend Index for Rising Rates. The ETF’s market price returned 13.86% over the same time frame, while the broad-market S&P 500® index rose 16.24%. Nine out of eleven sectors in the Fidelity index gained notably, led by information technology and energy, up about 23% and 22%, respectively. Telecommunication services was the only sector to lose ground, returning about -3%, while the consumer staples category was essentially flat. Within technology, Microsoft led the way, as the software maker repeatedly reported earnings that outpaced analysts’ estimates, due partly to the success of the company’s cloud computing business. Shares of consumer electronics and personal computer maker Apple gained in response to continued strong earnings and robust demand for its mobile communication devices. Other technology contributors included semiconductor manufacturer Intel and network communications gear provider Cisco Systems. Elsewhere, Abbvie fared well, as the biotechnology company in January reported better-than-expected fourth-quarter earnings. Bank stocks JPMorgan Chase and Bank of America Corporation also contributed, as rising interest rates provided a tailwind to earnings. Aircraft manufacturer Boeing and retailer Kohl’s also enjoyed favorable performance. In contrast, software company Micro Focus saw its stock plunge in March, after the company issued a disappointing financial forecast and announced its chief executive’s resignation. Industrial conglomerate General Electric experienced a number of business challenges and cut its dividend in half last fall. Tobacco company Philip Morris International struggled as investors became less optimistic about the company’s next-generation products. Of final note, shares of U.K.-based business process outsourcing company Capita fell sharply in January after the company reported poor financial results and suspended its dividend.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

5	Annual Report

Fidelity® Dividend for Rising Rates ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
Apple, Inc.	4.9
Microsoft Corp.	4.3
Johnson & Johnson	2.4
JPMorgan Chase & Co.	2.3
Pfizer, Inc.	2.1
Intel Corp.	1.9
Merck & Co., Inc.	1.9
Cisco Systems, Inc.	1.9
Bank of America Corp.	1.9
Exxon Mobil Corp.	1.8

25.4

Top Market Sectors as of July 31, 2018
% of fund’s net assets
Information Technology	24.8
Financials	15.2
Health Care	14.0
Consumer Discretionary	12.5
Industrials	10.7
Consumer Staples	6.2
Energy	5.9
Real Estate	3.5
Materials	2.7
Utilities	2.6

Asset Allocation as of July 31, 2018

*	Foreign investments – 9.6%

Annual Report	6

Fidelity® High Dividend ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® High Dividend ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes cumulative total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity High Dividend ETF – NAVA	16.23%	13.73%
Fidelity High Dividend ETF – Market PriceB	16.21%	14.27%
Fidelity High Dividend IndexA	16.64%	14.14%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® High Dividend ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity High Dividend ETF – NAVA	13.30%	12.36%
Fidelity High Dividend ETF – Market PriceB	13.69%	13.07%
Fidelity High Dividend IndexA	13.72%	12.76%

This information shows the returns of the fund and its index for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From September 12, 2016.

B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.29%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity High Dividend ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity High Dividend Index performed over the same period.

7	Annual Report

Fidelity® High Dividend ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value rose 16.23% and its market price gained 16.21%. This compares with an increase of 16.64% for the Fidelity High Dividend Index, which tracks the performance of stocks of large and mid-capitalization dividend-paying companies that are expected to continue to pay and grow their dividends. Most sectors in the Fidelity index gained in value, led by information technology, up about 22%. Telecommunication services was the only sector to lose ground, returning about -5%. Within technology, Microsoft led the way, as the software maker repeatedly reported earnings that outpaced analysts’ estimates, due partly to the success of the company’s cloud computing business. Shares of consumer electronics and personal computer maker Apple gained in response to continued strong earnings and robust demand for its mobile communication devices. Other contributors within technology included network communications gear manufacturer Cisco Systems and semiconductor company Intel. Elsewhere, bank stocks JPMorgan Chase and Bank of America Corporation performed well, as did retailer Kohl’s. In contrast, the biggest individual detractor was telecommunication services provider AT&T, reflecting weak financial results and uncertainty surrounding the company’s pending merger with Time Warner. Declining assets under management in its equity and fixed-income strategies was partly behind the decline in the shares of investment-management firm Federated Investors, while software company Micro Focus saw its stock plunge in March, after the company issued a disappointing financial forecast and announced its chief executive’s resignation.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders: On November 9, 2017, the strategy’s name changed to Fidelity High Dividend ETF to better reflect its existing focus on high-dividend-paying stocks. At the same time, the fund’s primary benchmark changed from Fidelity Core Dividend Index to Fidelity High Dividend Index.

Annual Report	8

Fidelity® High Dividend ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
Apple, Inc.	3.5
Verizon Communications, Inc.	3.2
Microsoft Corp.	3.1
Exxon Mobil Corp.	2.9
JPMorgan Chase & Co.	2.8
AT&T, Inc.	2.8
CenturyLink, Inc.	2.7
Chevron Corp.	2.6
Bank of America Corp.	2.4
Valero Energy Corp.	2.3

28.3

Top Market Sectors as of July 31, 2018
% of fund’s net assets
Financials	22.2
Information Technology	17.8
Energy	13.6
Real Estate	11.4
Utilities	9.2
Telecommunication Services	8.6
Health Care	6.7
Consumer Discretionary	5.8
Industrials	3.7
Consumer Staples	0.6

Asset Allocation as of July 31, 2018

*	Foreign investments – 4.3%

9	Annual Report

Fidelity® Low Volatility Factor ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® Low Volatility Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes cumulative total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Low Volatility Factor ETF – NAVA	16.89%	15.91%
Fidelity Low Volatility Factor ETF – Market PriceB	16.83%	16.54%
Fidelity U.S. Low Volatility Factor IndexA	17.29%	16.31%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® Low Volatility Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Low Volatility Factor ETF – NAVA	13.84%	13.95%
Fidelity Low Volatility Factor ETF – Market PriceB	13.80%	14.63%
Fidelity U.S. Low Volatility Factor IndexA	14.24%	14.34%

This information shows the returns of the fund and its index for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From September 12, 2016.

B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.29%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Low Volatility Factor ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Low Volatility Factor Index performed over the same period.

Annual Report	10

Fidelity® Low Volatility Factor ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value rose 16.89% and its market price gained 16.83%, compared with an increase of 17.29% for the Fidelity U.S. Low Volatility Factor Index, which tracks the performance of U.S. companies with lower volatility than the broader market. Ten of eleven sectors in the Fidelity index gained in value, led by information technology and consumer discretionary, up about 27% and 22%, respectively. Telecommunication services was the only sector to lose ground, returning about -2%. Within information technology, Microsoft led the way, as the software maker repeatedly reported earnings that outpaced analysts’ estimates, due partly to success in the company’s cloud computing business. Healthy financial results and strong advertising revenue lifted Alphabet, parent company of internet search leader Google. Payment-processing company Visa continued to benefit from a combination of global trends supporting cashless payments. Several health insurance stocks contributed as well, led by UnitedHealth Group. Home improvement retailer Home Depot also contributed, benefiting from favorable earnings amid a strong economic backdrop. On the negative side, the biggest individual detractor was Philip Morris International, as investors became less optimistic about the company’s next-generation tobacco products. Drug maker Merck saw its stock fare especially poorly in October after the company issued disappointing financial results and announced plans to withdraw its application for European approval of a potential lung cancer treatment. Meanwhile, telecommunication services provider AT&T struggled amid weak financial results and uncertainty surrounding the company’s pending merger with Time Warner.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

11	Annual Report

Fidelity® Low Volatility Factor ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
Apple, Inc.	4.3
Microsoft Corp.	3.8
Alphabet, Inc. Class A	3.4
Berkshire Hathaway, Inc. Class B	2.0
Johnson & Johnson	2.0
UnitedHealth Group, Inc.	1.7
Pfizer, Inc.	1.7
Visa, Inc. Class A	1.7
The Home Depot, Inc.	1.6
Wells Fargo & Co.	1.5

23.7

Top Market Sectors as of July 31, 2018
% of fund’s net assets
Information Technology	25.5
Financials	14.4
Health Care	13.7
Consumer Discretionary	12.9
Industrials	10.3
Consumer Staples	6.7
Energy	5.7
Real Estate	3.4
Materials	2.8
Utilities	2.8

Asset Allocation as of July 31, 2018

*	Foreign investments – 6.6%

Annual Report	12

Fidelity® Momentum Factor ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® Momentum Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes cumulative total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Momentum Factor ETF – NAVA	18.72%	17.48%
Fidelity Momentum Factor ETF – Market PriceB	18.66%	18.01%
Fidelity U.S. Momentum Factor IndexA	19.13%	17.90%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® Momentum Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Momentum Factor ETF – NAVA	18.99%	16.79%
Fidelity Momentum Factor ETF – Market PriceB	18.94%	17.42%
Fidelity U.S. Momentum Factor IndexA	19.42%	17.20%

This information shows the returns of the fund and its index for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From September 12, 2016.

B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.29%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Momentum Factor ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Momentum Factor Index performed over the same period.

13	Annual Report

Fidelity® Momentum Factor ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value rose 18.72% and its market price gained 18.66%. This compares with an increase of 19.13% for the Fidelity U.S. Momentum Factor Index, which tracks the performance of U.S. companies with positive momentum signals. Most sectors in the Fidelity index gained in value over the 12 months, led by information technology and consumer discretionary, up about 35% and 30%, respectively. In contrast, consumer staples returned about -3%, while utilities were roughly flat. Within the market-leading technology category, Microsoft led the way, as the software maker repeatedly reported earnings that outpaced analysts’ estimates, due partly to the success of the company’s cloud computing business. Shares of consumer electronics and personal computer maker Apple gained ground, reflecting continued strong earnings and robust demand for its mobile communication devices. Payment-processing company Mastercard continued to benefit from a combination of global trends supporting cashless payments and strong domestic and international economic growth. Other contributors within technology included semiconductor company Micron Technology and software maker Adobe Systems, a maker of graphics processors. Elsewhere, Align Technology, a maker of dental technologies, benefited from strong demand for its key orthodontics product. Video-on-demand company Netflix also contributed. In contrast, the biggest individual detractor was NektarTherapeutics, a biotechnology company; most of the stock’s decline came in June after the firm issued disappointing data stemming from a trial of a promising cancer treatment. Another biotechnology stock, BlueBird Bio, also detracted. Elsewhere, tobacco company Philip Morris International struggled as investors became less optimistic about the company’s next-generation products.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	14

Fidelity® Momentum Factor ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
Apple, Inc.	4.4
Microsoft Corp.	3.8
Amazon.com, Inc.	3.4
JPMorgan Chase & Co.	2.1
Berkshire Hathaway, Inc. Class B	2.0
UnitedHealth Group, Inc.	1.9
Bank of America Corp.	1.7
Visa, Inc. Class A	1.7
Exxon Mobil Corp.	1.6
The Home Depot, Inc.	1.5

24.1

Top Market Sectors as of July 31, 2018
% of fund’s net assets
Information Technology	25.8
Financials	14.5
Health Care	13.6
Consumer Discretionary	13.2
Industrials	9.4
Consumer Staples	6.3
Energy	6.1
Materials	3.3
Real Estate	3.0
Utilities	2.9

Asset Allocation as of July 31, 2018

*	Foreign investments – 2.6%

15	Annual Report

Fidelity® Quality Factor ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® Quality Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes cumulative total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Quality Factor ETF – NAVA	16.95%	17.66%
Fidelity Quality Factor ETF – Market PriceB	16.69%	17.91%
Fidelity U.S. Quality Factor IndexA	17.31%	18.04%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® Quality Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Quality Factor ETF – NAVA	15.04%	16.29%
Fidelity Quality Factor ETF – Market PriceB	14.97%	16.63%
Fidelity U.S. Quality Factor IndexA	15.40%	16.66%

This information shows the returns of the fund and its index for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

Average annual total returns take Fidelity Quality Factor ETF’s cumulative total return and show you what would have happened if Fidelity Quality Factor ETF’s shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

A	From September 12, 2016.

B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.29%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Quality Factor ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Quality Factor Index performed over the same period.

Annual Report	16

Fidelity® Quality Factor ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange traded fund’s (ETF) net asset value gained 16.95% and its market price gained 16.69%. This compares with an increase of 17.31% for the Fidelity U.S. Quality Factor Index, which tracks the performance of U.S. companies with a higher quality profile than the broader market. Most sectors in the Fidelity index gained in value, led by information technology and industrials, which gained 30% and about 24%, respectively. Consumer staples and telecommunication services, each returning roughly -2%, fared the worst. Within technology, Microsoft led the way, as the software maker repeatedly reported earnings that outpaced analysts’ estimates, due partly to the success of the company’s cloud computing business. Shares of consumer electronics and personal computer maker Apple gained in response to continued strong earnings and robust demand for its mobile communication devices. Healthy financial results and strong advertising revenue lifted Alphabet, parent company of internet search leader Google. Payment-processing companies Mastercard and Visa continued to benefit from a combination of global trends supporting cashless payments. Other notable contributors this period included a couple of biotechnology stocks: Bioverativ, whose shares soared in January after the company became acquired by Sanofi, and Abbvie, which in January reported better-than-expected fourth-quarter earnings. On the negative side, biotechnology company Celgene detracted notably, as poor financial results coupled with the company’s decision to end a couple of Crohn’s disease drug studies weighed on its stock. Tobacco company Philip Morris International struggled as investors became less optimistic about the company’s next-generation products. Concerns about pricing trends weighed on shares of mortgage insurer Essent. Also detracting was telecommunication services provider AT&T, reflecting weak financial results and uncertainty surrounding the company’s pending merger with Time Warner.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

17	Annual Report

Fidelity® Quality Factor ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
Apple, Inc.	4.2
Microsoft Corp.	3.7
Alphabet, Inc. Class A	3.3
Facebook, Inc. Class A	2.0
Johnson & Johnson	2.0
UnitedHealth Group, Inc.	1.7
Pfizer, Inc.	1.7
Visa, Inc. Class A	1.5
The Home Depot, Inc.	1.5
Exxon Mobil Corp.	1.5

23.1

Top Market Sectors as of July 31, 2018
% of fund’s net assets
Information Technology	26.3
Financials	14.2
Consumer Discretionary	13.0
Health Care	12.6
Industrials	10.3
Consumer Staples	6.7
Energy	5.8
Real Estate	3.5
Materials	2.9
Utilities	2.8

Asset Allocation as of July 31, 2018

*	Foreign investments – 4.3%

Annual Report	18

Fidelity® Value Factor ETF

Performance

The information provided in the tables below shows you the performance of Fidelity® Value Factor ETF, with comparisons over different time periods to the fund’s relevant benchmarks, including an appropriate broad-based market index. Seeing the returns over different time periods can help you assess the fund’s performance against relevant measurements. The performance information includes cumulative total returns and is further explained in this section.*

The fund’s net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing investment company shares as of the close of regular trading hours on NYSE Arca, Inc. (NYSE Arca) (normally 4:00 p.m. Eastern Time). The fund’s market price performance is based on the daily closing price of the shares of the fund on NYSE Arca. Since ETFs are bought and sold at prices set by the market – which can result in a premium or discount to NAV – the returns calculated using market price (market return) can differ from those calculated using NAV (NAV return). For information on these differences, please visit Fidelity.com or see the prospectus. The fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit fidelity.com/etfs/factor-etfs/overview or call Fidelity. The performance data featured represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate; therefore, you may have a gain or loss when you sell your shares.

Fiscal Periods Ended July 31, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Value Factor ETF – NAVA	16.11%	18.56%
Fidelity Value Factor ETF – Market PriceB	16.00%	18.97%
Fidelity U.S. Value Factor IndexA	16.50%	18.96%

Average annual total returns represent just that – the average return on an annual basis for Fidelity® Value Factor ETF and the fund’s benchmarks, assuming consistent performance over the periods shown, based on the cumulative return and the length of the period. This information represents returns as of the end of the fund’s fiscal period.

Periods Ended June 30, 2018
Average Annual Total Returns	Past 1 Year	Life of fund
Fidelity Value Factor ETF – NAVA	14.03%	17.01%
Fidelity Value Factor ETF – Market PriceB	14.12%	17.52%
Fidelity U.S. Value Factor IndexA	14.41%	17.40%

This information shows the returns of the fund and its index for different time periods through the end of the most recent calendar quarter, as opposed to through the end of the fund’s fiscal period.

A	From September 12, 2016.

B	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

*	Total returns are historical and include changes in share price and reinvestment of dividends and capital gains distributions, if any.

The fund’s expense ratio is 0.29%. Expense ratio is the total annual operating expense ratio from the most recent prospectus. A fund’s net expenses paid may be different. Please refer to the most recent prospectus for more information on a fund’s expenses.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity Value Factor ETF – NAV on September 12, 2016, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Value Factor Index performed over the same period.

19	Annual Report

Fidelity® Value Factor ETF

Management’s Discussion of Fund Performance

For the fiscal year ending July 31, 2018, the exchange-traded fund’s (ETF) net asset value rose 16.11%, roughly in line with the 16.50% result of the Fidelity U.S. Value Factor Index. The ETF’s market price returned 16.00% over the same time frame, while the broad-market S&P 500® index rose 16.24%. Ten of eleven sectors in the Fidelity index gained in value, led by energy and information technology, up about 32% and 27%, respectively. Telecommunication services was the only sector to lose ground, returning about -5%. Within technology, Microsoft led the way, as the software maker repeatedly reported earnings that outpaced analysts’ estimates, due partly to the success of the company’s cloud computing business. Shares of consumer electronics and personal computer maker Apple gained in response to continued strong earnings and robust demand for its mobile communication devices. Healthy financial results and strong advertising revenue lifted Alphabet, parent company of internet search leader Google. Elsewhere, shares of aircraft manufacturer Boeing contributed, as investors anticipated improved potential for the company, while bank stock JPMorgan Chase and fashion designer/retailer Michael Kors also added value. In contrast, the biggest individual detractor was Bed Bath & Beyond, which reported disappointing earnings in an increasingly competitive business environment for the home-products retailer. Weaker-than-expected profits weighed on shares of homebuilder Toll Brothers, while engineering and construction company Chicago Bridge & Iron faced investors’ apparent skepticism about the company’s merger with McDermott, which it announced in December and closed in May. Media and telecommunications giant Comcast also struggled, reflecting the market’s concern about a bidding war to acquire U.K. broadcaster Sky, as well as a decline in the number of cable-television subscribers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF’s subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report	20

Fidelity® Value Factor ETF

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018
% of fund’s net assets
Apple, Inc.	4.3
Microsoft Corp.	3.7
Alphabet, Inc. Class A	3.3
Johnson & Johnson	2.1
Facebook, Inc. Class A	2.1
JPMorgan Chase & Co.	2.1
Berkshire Hathaway, Inc. Class B	1.9
Pfizer, Inc.	1.8
Bank of America Corp.	1.7
Merck & Co., Inc.	1.6

24.6

Top Market Sectors as of July 31, 2018
% of fund’s net assets
Information Technology	25.6
Financials	14.5
Health Care	14.5
Consumer Discretionary	11.5
Industrials	10.0
Energy	6.4
Consumer Staples	6.0
Real Estate	3.6
Materials	3.1
Utilities	2.9

Asset Allocation as of July 31, 2018

*	Foreign investments – 3.4%

21	Annual Report

Fidelity Dividend ETF for Rising Rates

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.8%
	Shares	Value
CONSUMER DISCRETIONARY – 12.5%
Automobiles – 1.2%
Ford Motor Co.	214,940	$2,157,997
General Motors Co.	58,525	2,218,683

		4,376,680

Hotels, Restaurants & Leisure – 2.5%
Cracker Barrel Old Country Store, Inc. (a)	10,490	1,536,733
Las Vegas Sands Corp.	27,574	1,982,571
McDonald’s Corp.	20,717	3,263,756
Six Flags Entertainment Corp. (a)	27,172	1,764,821

		8,547,881

Household Durables – 0.5%
Garmin Ltd.	29,844	1,863,758

Media – 3.6%
Comcast Corp. Class A	103,136	3,690,206
ITV PLC	722,151	1,562,546
The Walt Disney Co.	35,897	4,076,463
Twenty-First Century Fox, Inc. Class A	67,473	3,036,285

		12,365,500

Multiline Retail – 2.2%
Kohl’s Corp.	29,519	2,180,568
Macy’s, Inc.	73,494	2,919,917
Target Corp.	30,883	2,491,640

		7,592,125

Specialty Retail – 2.5%
L Brands, Inc. (a)	39,252	1,243,111
Lowe’s Companies, Inc.	27,959	2,777,447
The Home Depot, Inc.	24,096	4,759,442

		8,780,000

TOTAL CONSUMER DISCRETIONARY		43,525,944

CONSUMER STAPLES – 6.2%
Beverages – 1.2%
The Coca-Cola Co.	86,460	4,031,630

Food & Staples Retailing – 0.9%
Costco Wholesale Corp.	14,742	3,224,223

Food Products – 1.1%
Marine Harvest ASA	98,124	2,145,540
The Kraft Heinz Co.	29,854	1,798,703

		3,944,243

Household Products – 1.2%
The Procter & Gamble Co.	53,332	4,313,492

Tobacco – 1.8%
Altria Group, Inc.	49,589	2,909,882
Philip Morris International, Inc.	36,716	3,168,591

		6,078,473

TOTAL CONSUMER STAPLES		21,592,061

	Shares	Value
ENERGY – 5.9%
Oil, Gas & Consumable Fuels – 5.9%
Chevron Corp.	38,787	$4,897,634
Exxon Mobil Corp.	74,948	6,109,011
Occidental Petroleum Corp.	33,035	2,772,628
Targa Resources Corp.	38,950	1,989,177
The Williams Cos., Inc.	66,588	1,980,993
Valero Energy Corp.	24,250	2,869,987

TOTAL ENERGY		20,619,430

FINANCIALS – 15.2%
Banks – 7.3%
Bank of America Corp.	212,583	6,564,563
Citigroup, Inc.	70,005	5,032,659
JPMorgan Chase & Co.	69,144	7,948,103
Wells Fargo & Co.	100,638	5,765,551

		25,310,876

Capital Markets – 1.6%
CME Group, Inc.	22,163	3,526,577
Federated Investors, Inc. Class B	79,700	1,928,740

		5,455,317

Insurance – 1.0%
MetLife, Inc.	71,733	3,281,067

Mortgage Real Estate Investment Trust (REITs) – 5.3%
AGNC Investment Corp.	154,699	3,011,990
Annaly Capital Management, Inc.	283,259	3,036,537
Blackstone Mortgage Trust, Inc. Class A (a)	92,266	3,057,695
Chimera Investment Corp.	167,961	3,208,055
New Residential Investment Corp.	165,857	2,967,182
Starwood Property Trust, Inc.	141,610	3,234,372

		18,515,831

TOTAL FINANCIALS		52,563,091

HEALTH CARE – 14.0%
Biotechnology – 4.6%
AbbVie, Inc.	53,870	4,968,430
Amgen, Inc.	30,185	5,932,862
Gilead Sciences, Inc.	63,189	4,918,000

		15,819,292

Health Care Providers & Services – 0.7%
CVS Health Corp.	35,328	2,291,374

Pharmaceuticals – 8.7%
Bristol-Myers Squibb Co.	82,515	4,847,756
Johnson & Johnson	62,534	8,287,006
Merck & Co., Inc.	100,074	6,591,874
Orion Oyj Class B	95,406	3,286,646

See accompanying notes which are an integral part of the financial statements.

Annual Report	22

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Pharmaceuticals – continued
Pfizer, Inc.	181,979	$7,266,422

		30,279,704

TOTAL HEALTH CARE		48,390,370

INDUSTRIALS – 10.7%
Aerospace & Defense – 3.8%
Singapore Technologies Engineering Ltd.	1,200,900	3,016,915
The Boeing Co.	15,950	5,682,985
United Technologies Corp.	32,051	4,350,603

		13,050,503

Air Freight & Logistics – 1.2%
United Parcel Service, Inc. Class B	34,858	4,179,126

Airlines – 1.0%
Delta Air Lines, Inc.	63,221	3,440,487

Electrical Equipment – 2.9%
Eaton Corp. PLC	41,062	3,415,127
Emerson Electric Co.	51,054	3,690,183
Siemens Gamesa Renewable Energy S.A. (a)	200,496	2,833,328

		9,938,638

Industrial Conglomerates – 1.8%
Jardine Matheson Holdings Ltd.	48,252	3,257,010
Jardine Strategic Holdings Ltd.	77,107	3,075,027

		6,332,037

TOTAL INDUSTRIALS		36,940,791

INFORMATION TECHNOLOGY – 24.8%
Communications Equipment – 1.9%
Cisco Systems, Inc.	155,709	6,584,934

Electronic Equipment, Instruments & Components – 1.3%
Corning, Inc.	131,290	4,356,202

IT Services – 3.8%
International Business Machines Corp.	34,671	5,024,868
Paychex, Inc.	61,051	4,213,740
The Western Union Co.	190,484	3,840,158

		13,078,766

Semiconductors & Semiconductor Equipment – 3.3%
Broadcom, Inc.	21,201	4,701,746
Intel Corp.	140,814	6,773,153

		11,474,899

Software – 6.4%
Micro Focus International PLC	125,697	2,051,053
Microsoft Corp.	140,736	14,929,275
Oracle Corp.	113,404	5,407,103

		22,387,431

Technology Hardware, Storage & Peripherals – 8.1%
Apple, Inc.	89,468	17,024,866

	Shares	Value
HP, Inc.	185,394	$4,278,893
Seagate Technology PLC	73,593	3,872,464
Xerox Corp.	118,991	3,090,196

		28,266,419

TOTAL INFORMATION TECHNOLOGY		86,148,651

MATERIALS – 2.7%
Chemicals – 1.8%
Air Products & Chemicals, Inc.	7,061	1,159,204
DowDuPont, Inc.	40,023	2,752,382
LyondellBasell Industries N.V. Class A	10,216	1,131,831
Praxair, Inc.	8,150	1,365,125

		6,408,542

Containers & Packaging – 0.3%
International Paper Co.	16,828	904,168

Metals & Mining – 0.6%
Fortescue Metals Group Ltd.	177,352	575,807
Fresnillo PLC	36,928	503,602
Nucor Corp.	14,768	988,422

		2,067,831

TOTAL MATERIALS		9,380,541

REAL ESTATE – 3.5%
Equity Real Estate Investment Trusts (REITs) – 3.3%
Equity Residential	15,227	996,303
Gaming and Leisure Properties, Inc.	20,455	742,926
GGP, Inc.	35,515	757,180
HCP, Inc.	32,858	851,022
Hospitality Properties Trust	24,696	698,156
Kimco Realty Corp.	46,661	778,772
Omega Healthcare Investors, Inc. (a)	26,537	787,883
Public Storage	5,244	1,142,300
Senior Housing Properties Trust	40,569	723,751
Simon Property Group, Inc.	8,066	1,421,310
Spirit MTA REIT (b)	8,404	83,956
Spirit Realty Capital, Inc.	84,072	703,683
Ventas, Inc.	16,221	914,540
Welltower, Inc.	15,682	981,693

		11,583,475

Real Estate Management & Development – 0.2%
Hongkong Land Holdings Ltd.	87,600	636,852

TOTAL REAL ESTATE		12,220,327

TELECOMMUNICATION SERVICES – 1.7%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	82,877	2,649,578
CenturyLink, Inc.	19,419	364,494
Verizon Communications, Inc.	55,239	2,852,542

TOTAL TELECOMMUNICATION SERVICES		5,866,614

See accompanying notes which are an integral part of the financial statements.

23	Annual Report

Fidelity Dividend ETF for Rising Rates

Investments – continued

Common Stocks – continued
	Shares	Value

UTILITIES – 2.6%
Electric Utilities – 2.0%
Duke Energy Corp.	18,770	$1,532,007
Edison International	16,074	1,071,011
NextEra Energy, Inc.	10,782	1,806,416
PPL Corp.	32,301	929,300
The Southern Co.	29,463	1,431,902

		6,770,636

Multi-Utilities – 0.6%
Dominion Energy, Inc.	17,952	1,287,338
SCANA Corp.	20,576	822,834

		2,110,172

TOTAL UTILITIES		8,880,808

TOTAL COMMON STOCKS (Cost $326,780,979)		346,128,628

Money Market Funds – 2.3%

Fidelity Cash Central Fund, 1.96% (c)	288,898	288,955
Fidelity Securities Lending Cash Central Fund, 1.97% (c)(d)	7,834,980	7,835,763

TOTAL MONEY MARKET FUNDS (Cost $8,124,785)		8,124,718

TOTAL INVESTMENT PORTFOLIO – 102.1% (Cost $334,905,764)		354,253,346

NET OTHER ASSETS (LIABILITIES) – (2.1%)		(7,357,769)

NET ASSETS – 100.0%		$346,895,577

Legend

(a)	Security or a portion of the security is on loan at period end.

(b)	Non-income producing.

(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,429
Fidelity Securities Lending Cash Central Fund	64,889

Total	$70,318

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

See accompanying notes which are an integral part of the financial statements.

Annual Report	24

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$43,525,944	$43,525,944	$—	$—
Consumer Staples	21,592,061	21,592,061	—	—
Energy	20,619,430	20,619,430	—	—
Financials	52,563,091	52,563,091	—	—
Health Care	48,390,370	48,390,370	—	—
Industrials	36,940,791	36,940,791	—	—
Information Technology	86,148,651	84,097,598	2,051,053	—
Materials	9,380,541	9,380,541	—	—
Real Estate	12,220,327	12,220,327	—	—
Telecommunication Services	5,866,614	5,866,614	—	—
Utilities	8,880,808	8,880,808	—	—
Money Market Funds	8,124,718	8,124,718	—	—

Total Investments in Securities:	$354,253,346	$352,202,293	$2,051,053	$—

See accompanying notes which are an integral part of the financial statements.

25	Annual Report

Fidelity High Dividend ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.6%
	Shares	Value
CONSUMER DISCRETIONARY – 5.8%
Automobiles – 0.6%
Ford Motor Co.	50,090	$502,903
General Motors Co.	13,703	519,481

		1,022,384

Hotels, Restaurants & Leisure – 1.2%
Cracker Barrel Old Country Store, Inc. (a)	2,462	360,671
Las Vegas Sands Corp.	6,475	465,553
McDonald’s Corp.	4,810	757,767
Six Flags Entertainment Corp. (a)	6,436	418,018

		2,002,009

Household Durables – 0.5%
Garmin Ltd.	7,075	441,834
Newell Brands, Inc.	16,793	439,808

		881,642

Media – 1.7%
Comcast Corp. Class A	23,880	854,426
ITV PLC	171,839	371,815
The Walt Disney Co.	8,283	940,618
Twenty-First Century Fox, Inc. Class A	15,778	710,010

		2,876,869

Multiline Retail – 1.0%
Kohl’s Corp.	6,957	513,913
Macy’s, Inc.	17,305	687,528
Target Corp.	7,219	582,429

		1,783,870

Specialty Retail – 0.8%
L Brands, Inc. (a)	9,295	294,373
The Home Depot, Inc.	5,562	1,098,606

		1,392,979

TOTAL CONSUMER DISCRETIONARY		9,959,753

CONSUMER STAPLES – 0.6%
Beverages – 0.2%
PepsiCo, Inc.	1,222	140,530
The Coca-Cola Co.	3,246	151,361

		291,891

Food & Staples Retailing – 0.1%
Costco Wholesale Corp.	529	115,698

Food Products – 0.1%
Marine Harvest ASA	3,485	76,201
The Kraft Heinz Co.	1,083	65,251

		141,452

Household Products – 0.1%
The Procter & Gamble Co.	2,004	162,084

Tobacco – 0.1%
Altria Group, Inc.	1,852	108,675

	Shares	Value
Philip Morris International, Inc.	1,377	$118,835

		227,510

TOTAL CONSUMER STAPLES		938,635

ENERGY – 13.6%
Oil, Gas & Consumable Fuels – 13.6%
Chevron Corp.	35,864	4,528,547
Exxon Mobil Corp.	60,487	4,930,295
Occidental Petroleum Corp.	44,093	3,700,726
Targa Resources Corp.	62,402	3,186,870
The Williams Cos., Inc.	99,495	2,959,976
Valero Energy Corp.	34,305	4,059,997

TOTAL ENERGY		23,366,411

FINANCIALS – 22.2%
Banks – 9.3%
Bank of America Corp.	134,327	4,148,018
Citigroup, Inc.	46,612	3,350,936
JPMorgan Chase & Co.	42,272	4,859,166
Wells Fargo & Co.	64,206	3,678,362

		16,036,482

Capital Markets – 2.5%
CME Group, Inc.	17,003	2,705,517
Federated Investors, Inc. Class B	66,558	1,610,704

		4,316,221

Insurance – 1.5%
MetLife, Inc.	55,316	2,530,154

Mortgage Real Estate Investment Trust (REITs) – 8.9%
AGNC Investment Corp.	128,068	2,493,484
Annaly Capital Management, Inc.	231,547	2,482,184
Blackstone Mortgage Trust, Inc. Class A (a)	76,899	2,548,433
Chimera Investment Corp.	139,378	2,662,120
New Residential Investment Corp.	138,017	2,469,124
Starwood Property Trust, Inc.	117,500	2,683,700

		15,339,045

TOTAL FINANCIALS		38,221,902

HEALTH CARE – 6.7%
Biotechnology – 2.3%
AbbVie, Inc.	13,579	1,252,391
Amgen, Inc.	7,644	1,502,428
Gilead Sciences, Inc.	16,000	1,245,280

		4,000,099

Pharmaceuticals – 4.4%
AstraZeneca PLC	14,278	1,099,067
Johnson & Johnson	15,682	2,078,179
Merck & Co., Inc.	25,319	1,667,762
Orion Oyj Class B	24,411	840,936

See accompanying notes which are an integral part of the financial statements.

Annual Report	26

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Pharmaceuticals – continued
Pfizer, Inc.	45,830	$1,829,992

		7,515,936

TOTAL HEALTH CARE		11,516,035

INDUSTRIALS – 3.7%
Aerospace & Defense – 0.6%
The Boeing Co.	2,830	1,008,329

Air Freight & Logistics – 0.4%
United Parcel Service, Inc. Class B	6,174	740,201

Airlines – 0.4%
Delta Air Lines, Inc.	11,156	607,110

Electrical Equipment – 1.0%
Eaton Corp. PLC	7,244	602,483
Emerson Electric Co.	9,034	652,978
Siemens Gamesa Renewable Energy S.A.	35,118	496,273

		1,751,734

Industrial Conglomerates – 1.1%
3M Co.	3,597	763,715
Jardine Matheson Holdings Ltd.	8,200	553,500
Jardine Strategic Holdings Ltd.	13,400	534,392

		1,851,607

Professional Services – 0.2%
Nielsen Holdings PLC	14,807	348,853

TOTAL INDUSTRIALS		6,307,834

INFORMATION TECHNOLOGY – 17.8%
Communications Equipment – 1.4%
Cisco Systems, Inc.	55,294	2,338,383

Electronic Equipment, Instruments & Components – 0.9%
Corning, Inc.	46,611	1,546,553

IT Services – 2.7%
International Business Machines Corp.	12,308	1,783,799
Paychex, Inc.	21,621	1,492,281
The Western Union Co.	67,625	1,363,320

		4,639,400

Semiconductors & Semiconductor Equipment – 2.4%
Broadcom, Inc.	7,527	1,669,263
Intel Corp.	50,008	2,405,385

		4,074,648

Software – 4.6%
Micro Focus International PLC	44,508	726,257
Microsoft Corp.	49,985	5,302,409
Oracle Corp.	40,276	1,920,359

		7,949,025

Technology Hardware, Storage & Peripherals – 5.8%
Apple, Inc.	31,769	6,045,323
HP, Inc.	65,819	1,519,102

	Shares	Value
Seagate Technology PLC	26,189	$1,378,065
Xerox Corp.	42,212	1,096,246

		10,038,736

TOTAL INFORMATION TECHNOLOGY		30,586,745

REAL ESTATE – 11.4%
Equity Real Estate Investment Trusts (REITs) – 11.4%
Equity Residential	22,467	1,470,016
Gaming and Leisure Properties, Inc.	34,551	1,254,892
GGP, Inc.	57,148	1,218,395
HCP, Inc.	54,501	1,411,576
Hospitality Properties Trust	44,514	1,258,411
Kimco Realty Corp.	81,699	1,363,556
Omega Healthcare Investors, Inc. (a)	47,562	1,412,116
Public Storage	7,312	1,592,773
Senior Housing Properties Trust	73,648	1,313,880
Simon Property Group, Inc.	9,581	1,688,268
Spirit MTA REIT (b)	15,488	154,725
Spirit Realty Capital, Inc.	154,000	1,288,980
Ventas, Inc.	24,575	1,385,539
Welltower, Inc.	23,278	1,457,203
WP Carey, Inc.	19,744	1,290,863

TOTAL REAL ESTATE		19,561,193

TELECOMMUNICATION SERVICES – 8.6%
Diversified Telecommunication Services – 8.6%
AT&T, Inc.	149,048	4,765,064
CenturyLink, Inc.	246,019	4,617,777
Verizon Communications, Inc.	105,265	5,435,885

TOTAL TELECOMMUNICATION SERVICES		14,818,726

UTILITIES – 9.2%
Electric Utilities – 6.8%
Duke Energy Corp.	29,858	2,437,010
Edison International	33,684	2,244,365
NextEra Energy, Inc.	15,477	2,593,016
PPL Corp.	66,855	1,923,418
The Southern Co.	50,371	2,448,031

		11,645,840

Multi-Utilities – 2.4%
Dominion Energy, Inc.	29,770	2,134,807
SCANA Corp.	50,760	2,029,892

		4,164,699

TOTAL UTILITIES		15,810,539

TOTAL COMMON STOCKS (Cost $163,346,752)		171,087,773

Money Market Funds – 1.9%

Fidelity Cash Central Fund, 1.96% (c)	441,304	441,392

See accompanying notes which are an integral part of the financial statements.

27	Annual Report

Fidelity High Dividend ETF

Investments – continued

Money Market Funds – continued
	Shares	Value
Fidelity Securities Lending Cash Central Fund, 1.97% (c)(d)	2,899,110	$2,899,400

TOTAL MONEY MARKET FUNDS (Cost $3,340,810)		3,340,792

TOTAL INVESTMENT PORTFOLIO – 101.5% (Cost $166,687,562)		174,428,565

NET OTHER ASSETS (LIABILITIES) – (1.5%)		(2,593,910)

NET ASSETS – 100.0%		$171,834,655

Legend

(a)	Security or a portion of the security is on loan at period end.

(b)	Non-income producing.

(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$28,570
Fidelity Securities Lending Cash Central Fund	47,220

Total	$75,790

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund’s assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$9,959,753	$9,959,753	$—	$—
Consumer Staples	938,635	938,635	—	—
Energy	23,366,411	23,366,411	—	—
Financials	38,221,902	38,221,902	—	—
Health Care	11,516,035	10,416,968	1,099,067	—
Industrials	6,307,834	6,307,834	—	—
Information Technology	30,586,745	29,860,488	726,257	—
Real Estate	19,561,193	19,561,193	—	—
Telecommunication Services	14,818,726	14,818,726	—	—
Utilities	15,810,539	15,810,539	—	—
Money Market Funds	3,340,792	3,340,792	—	—

Total Investments in Securities:	$174,428,565	$172,603,241	$1,825,324	$—

See accompanying notes which are an integral part of the financial statements.

Annual Report	28

Fidelity Low Volatility Factor ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.8%
	Shares	Value
CONSUMER DISCRETIONARY – 12.9%
Diversified Consumer Services – 0.9%
Bright Horizons Family Solutions, Inc. (a)	5,264	$563,195

Hotels, Restaurants & Leisure – 5.5%
Aramark	11,675	469,452
Darden Restaurants, Inc.	5,476	585,603
Dunkin’ Brands Group, Inc.	8,070	561,914
McDonald’s Corp.	4,849	763,912
Starbucks Corp.	12,470	653,303
Vail Resorts, Inc.	2,344	648,983

		3,683,167

Media – 0.8%
Cable One, Inc.	728	526,970

Specialty Retail – 3.5%
AutoZone, Inc. (a)	729	514,332
The Home Depot, Inc.	5,325	1,051,794
The TJX Companies, Inc.	7,832	761,740

		2,327,866

Textiles, Apparel & Luxury Goods – 2.2%
NIKE, Inc. Class B	10,627	817,323
VF Corp.	7,076	651,487

		1,468,810

TOTAL CONSUMER DISCRETIONARY		8,570,008

CONSUMER STAPLES – 6.7%
Beverages – 1.9%
PepsiCo, Inc.	5,396	620,540
The Coca-Cola Co.	14,152	659,908

		1,280,448

Food & Staples Retailing – 1.3%
Sysco Corp.	4,952	332,824
Walmart, Inc.	5,731	511,377

		844,201

Food Products – 0.8%
General Mills, Inc.	5,401	248,770
The Hershey Co.	2,632	258,489

		507,259

Household Products – 1.9%
Church & Dwight Co., Inc.	5,485	306,612
The Clorox Co.	2,001	270,475
The Procter & Gamble Co.	8,839	714,898

		1,291,985

Tobacco – 0.8%
Philip Morris International, Inc.	5,995	517,368

TOTAL CONSUMER STAPLES		4,441,261

ENERGY – 5.7%
Energy Equipment & Services – 1.1%
Baker Hughes a GE Co.	5,628	194,616
Schlumberger Ltd.	5,318	359,071

	Shares	Value
TechnipFMC PLC	5,628	$183,192

		736,879

Oil, Gas & Consumable Fuels – 4.6%
Cabot Oil & Gas Corp.	6,849	160,952
Chevron Corp.	5,772	728,830
Exxon Mobil Corp.	11,914	971,110
Kinder Morgan, Inc.	12,925	229,807
Occidental Petroleum Corp.	3,786	317,759
Phillips 66	2,504	308,843
Valero Energy Corp.	2,643	312,799

		3,030,100

TOTAL ENERGY		3,766,979

FINANCIALS – 14.4%
Banks – 3.4%
The PNC Financial Services Group, Inc.	4,135	598,872
US Bancorp	12,087	640,732
Wells Fargo & Co.	17,940	1,027,783

		2,267,387

Capital Markets – 2.3%
CBOE Holdings, Inc.	3,762	365,403
CME Group, Inc.	3,825	608,634
Intercontinental Exchange, Inc.	7,758	573,394

		1,547,431

Diversified Financial Services – 2.0%
Berkshire Hathaway, Inc. Class B (a)	6,817	1,348,880

Insurance – 5.9%
Aflac, Inc.	12,455	579,656
Arch Capital Group Ltd. (a)	16,608	507,540
Brown & Brown, Inc.	18,428	539,203
Chubb Ltd.	4,172	582,912
Marsh & McLennan Cos., Inc.	6,819	568,432
The Progressive Corp.	10,316	619,063
Torchmark Corp.	5,536	487,556

		3,884,362

Mortgage Real Estate Investment Trust (REITs) – 0.8%
Starwood Property Trust, Inc.	24,110	550,672

TOTAL FINANCIALS		9,598,732

HEALTH CARE – 13.7%
Health Care Equipment & Supplies – 4.3%
Danaher Corp.	6,412	657,743
Intuitive Surgical, Inc. (a)	1,453	738,400
Medtronic PLC	9,167	827,138
Stryker Corp.	3,838	626,554

		2,849,835

Health Care Providers & Services – 4.5%
Aetna, Inc.	3,465	652,771
Anthem, Inc.	2,682	678,546
Cigna Corp.	3,043	545,975

See accompanying notes which are an integral part of the financial statements.

29	Annual Report

Fidelity Low Volatility Factor ETF

Investments – continued

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Health Care Providers & Services – continued
UnitedHealth Group, Inc.	4,461	$1,129,615

		3,006,907

Pharmaceuticals – 4.9%
Eli Lilly & Co.	8,416	831,585
Johnson & Johnson	10,056	1,332,621
Pfizer, Inc.	28,017	1,118,719

		3,282,925

TOTAL HEALTH CARE		9,139,667

INDUSTRIALS – 10.3%
Aerospace & Defense – 3.5%
Lockheed Martin Corp.	1,549	505,129
Northrop Grumman Corp.	1,409	423,391
Raytheon Co.	2,309	457,251
Rockwell Collins, Inc.	2,811	390,701
United Technologies Corp.	4,246	576,352

		2,352,824

Air Freight & Logistics – 0.8%
United Parcel Service, Inc. Class B	4,483	537,467

Commercial Services & Supplies – 1.2%
Republic Services, Inc.	5,471	396,538
Rollins, Inc.	7,182	394,579

		791,117

Industrial Conglomerates – 1.9%
3M Co.	2,798	594,071
Honeywell International, Inc.	3,957	631,735

		1,225,806

Machinery – 1.3%
Deere & Co.	2,790	403,964
Fortive Corp.	5,254	431,248

		835,212

Professional Services – 0.6%
Verisk Analytics, Inc. (a)	3,760	415,931

Road & Rail – 1.0%
Union Pacific Corp.	4,448	666,711

TOTAL INDUSTRIALS		6,825,068

INFORMATION TECHNOLOGY – 25.5%
Electronic Equipment, Instruments & Components – 0.8%
Amphenol Corp. Class A	5,786	541,049

Internet Software & Services – 3.4%
Alphabet, Inc. Class A (a)	1,828	2,243,358

IT Services – 8.0%
Accenture PLC Class A	4,399	700,893
Amdocs Ltd.	7,202	486,711
Automatic Data Processing, Inc.	4,939	666,716
Fiserv, Inc. (a)	7,676	579,384

	Shares	Value
International Business Machines Corp.	4,951	$717,548
Jack Henry & Associates, Inc.	3,930	529,371
Paychex, Inc.	7,738	534,077
Visa, Inc. Class A	8,096	1,107,047

		5,321,747

Semiconductors & Semiconductor Equipment – 2.3%
Intel Corp.	21,051	1,012,553
Versum Materials, Inc.	12,704	489,739

		1,502,292

Software – 6.7%
CA, Inc.	13,984	618,233
Check Point Software Technologies Ltd. (a)	4,848	546,224
Microsoft Corp.	23,496	2,492,456
Oracle Corp.	16,388	781,380

		4,438,293

Technology Hardware, Storage & Peripherals – 4.3%
Apple, Inc.	15,121	2,877,375

TOTAL INFORMATION TECHNOLOGY		16,924,114

MATERIALS – 2.8%
Chemicals – 2.6%
Air Products & Chemicals, Inc.	1,100	180,587
DowDuPont, Inc.	6,937	477,057
Ecolab, Inc.	1,349	189,804
International Flavors & Fragrances, Inc.	836	110,987
LyondellBasell Industries N.V. Class A	1,602	177,486
NewMarket Corp.	264	108,092
Praxair, Inc.	1,283	214,903
The Scotts Miracle-Gro Co.	1,157	91,901
The Sherwin-Williams Co.	435	191,718

		1,742,535

Containers & Packaging – 0.2%
Aptargroup, Inc.	1,259	128,959

TOTAL MATERIALS		1,871,494

REAL ESTATE – 3.4%
Equity Real Estate Investment Trusts (REITs) – 3.4%
American Campus Communities, Inc.	2,382	98,257
American Tower Corp.	1,563	231,699
AvalonBay Communities, Inc.	826	146,078
Boston Properties, Inc.	1,007	126,409
Crown Castle International Corp.	1,655	183,424
Digital Realty Trust, Inc.	1,199	145,583
Equity Lifestyle Properties, Inc.	1,115	101,454
Equity Residential	2,147	140,478
Essex Property Trust, Inc.	495	119,023
Federal Realty Investment Trust	825	103,537
Mid-America Apartment Communities, Inc.	1,108	111,664

See accompanying notes which are an integral part of the financial statements.

Annual Report	30

Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
Park Hotels & Resorts, Inc.	3,102	$97,030
Public Storage	766	166,858
Simon Property Group, Inc.	1,238	218,148
Ventas, Inc.	2,261	127,475
Welltower, Inc.	2,201	137,783

TOTAL REAL ESTATE		2,254,900

TELECOMMUNICATION SERVICES – 1.6%
Diversified Telecommunication Services – 1.6%
AT&T, Inc.	16,122	515,420
Verizon Communications, Inc.	10,792	557,299

TOTAL TELECOMMUNICATION SERVICES		1,072,719

UTILITIES – 2.8%
Electric Utilities – 1.5%
Duke Energy Corp.	3,161	258,001
NextEra Energy, Inc.	1,845	309,111
The Southern Co.	4,932	239,695
Xcel Energy, Inc.	3,804	178,256

		985,063

Multi-Utilities – 1.1%
Consolidated Edison, Inc.	2,151	169,778
Dominion Energy, Inc.	3,034	217,568
DTE Energy Co.	1,493	162,050
WEC Energy Group, Inc.	2,550	169,244

		718,640

	Shares	Value
Water Utilities – 0.2%
American Water Works Co., Inc.	1,783	$157,350

TOTAL UTILITIES		1,861,053

TOTAL COMMON STOCKS (Cost $61,158,919)		66,325,995

Money Market Funds – 0.1%

Fidelity Cash Central Fund, 1.96% (b) (Cost $54,598)	54,587	54,598

TOTAL INVESTMENT PORTFOLIO – 99.9% (Cost $61,213,517)		66,380,593

NET OTHER ASSETS (LIABILITIES) – 0.1%		39,710

NET ASSETS – 100.0%		$66,420,303

Legend

(a)	Non-income producing.

(b)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$896
Fidelity Securities Lending Cash Central Fund	139

Total	$1,035

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

31	Annual Report

Fidelity Momentum Factor ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.8%
	Shares	Value
CONSUMER DISCRETIONARY – 13.2%
Hotels, Restaurants & Leisure – 2.8%
Las Vegas Sands Corp.	9,341	$671,618
Marriott International, Inc. Class A	5,540	708,234
Planet Fitness, Inc., Class A (a)	15,099	717,504
Wynn Resorts Ltd.	3,463	577,559

		2,674,915

Internet & Direct Marketing Retail – 4.6%
Amazon.com, Inc. (a)	1,813	3,222,499
Netflix, Inc. (a)	3,487	1,176,688

		4,399,187

Multiline Retail – 0.8%
Kohl’s Corp.	10,175	751,627

Specialty Retail – 1.5%
The Home Depot, Inc.	7,468	1,475,080

Textiles, Apparel & Luxury Goods – 3.5%
lululemon athletica, Inc. (a)	6,425	770,679
Michael Kors Holdings Ltd. (a)	10,418	695,193
NIKE, Inc. Class B	13,652	1,049,975
VF Corp.	8,887	818,226

		3,334,073

TOTAL CONSUMER DISCRETIONARY		12,634,882

CONSUMER STAPLES – 6.3%
Beverages – 3.2%
Brown-Forman Corp. Class B	8,025	427,091
Constellation Brands, Inc. Class A	2,357	495,512
PepsiCo, Inc.	9,071	1,043,165
The Coca-Cola Co.	23,000	1,072,490

		3,038,258

Food & Staples Retailing – 1.7%
Costco Wholesale Corp.	3,593	785,825
Walmart, Inc.	9,705	865,977

		1,651,802

Food Products – 0.5%
Lamb Weston Holdings, Inc.	6,644	466,874

Personal Products – 0.9%
Herbalife Nutrition Ltd. (a)	7,826	404,056
The Estee Lauder Cos., Inc. Class A	3,722	502,247

		906,303

TOTAL CONSUMER STAPLES		6,063,237

ENERGY – 6.0%
Oil, Gas & Consumable Fuels – 6.0%
Chevron Corp.	8,840	1,116,227
ConocoPhillips	8,098	584,433
Delek US Holdings, Inc.	5,463	291,287
Exxon Mobil Corp.	18,431	1,502,311
HollyFrontier Corp.	4,577	341,353

	Shares	Value
Marathon Petroleum Corp.	5,029	$406,494
PBF Energy, Inc. Class A	7,048	329,141
Peabody Energy Corp.	7,328	311,367
Phillips 66	3,730	460,058
Valero Energy Corp.	3,824	452,570

TOTAL ENERGY		5,795,241

FINANCIALS – 14.7%
Banks – 4.4%
Bank of America Corp.	52,967	1,635,621
Fifth Third Bancorp	19,706	583,101
JPMorgan Chase & Co.	17,355	1,994,957

		4,213,679

Capital Markets – 7.0%
BlackRock, Inc.	1,505	756,654
CME Group, Inc.	4,725	751,842
E*TRADE Financial Corp. (a)	10,077	602,705
Interactive Brokers Group, Inc. Class A	7,816	467,866
Moody’s Corp.	3,983	681,571
Morgan Stanley	15,804	799,050
S&P Global, Inc.	3,839	769,489
SEI Investments Co.	9,386	562,597
T Rowe Price Group, Inc.	5,956	709,240
TD Ameritrade Holding Corp.	10,378	593,103

		6,694,117

Diversified Financial Services – 2.0%
Berkshire Hathaway, Inc. Class B (a)	9,741	1,927,452

Equity Real Estate Investment Trusts (REITs) – 0.4%
CubeSmart	4,299	130,518
Rayonier, Inc.	3,309	115,848
Ryman Hospitality Properties, Inc.	1,555	132,190

		378,556

Insurance – 0.7%
The Progressive Corp.	11,423	685,494

Real Estate Management & Development – 0.2%
Jones Lang LaSalle, Inc.	803	137,321

TOTAL FINANCIALS		14,036,619

HEALTH CARE – 13.6%
Biotechnology – 2.3%
AbbVie, Inc.	14,494	1,336,782
Bluebird Bio, Inc. (a)	5,396	835,840

		2,172,622

Health Care Equipment & Supplies – 6.2%
Abbott Laboratories	21,390	1,401,900
ABIOMED, Inc. (a)	2,791	989,493
Align Technology, Inc. (a)	3,726	1,328,878
ICU Medical, Inc. (a)	3,480	998,064
Intuitive Surgical, Inc. (a)	2,378	1,208,476

		5,926,811

See accompanying notes which are an integral part of the financial statements.

Annual Report	32

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Health Care Providers & Services – 1.9%
UnitedHealth Group, Inc.	7,223	$1,829,008

Life Sciences Tools & Services – 1.4%
Illumina, Inc. (a)	4,216	1,367,502

Pharmaceuticals – 1.8%
Nektar Therapeutics (a)	11,273	592,960
Zoetis, Inc.	12,748	1,102,447

		1,695,407

TOTAL HEALTH CARE		12,991,350

INDUSTRIALS – 9.5%
Aerospace & Defense – 2.8%
Northrop Grumman Corp.	2,315	695,634
Raytheon Co.	3,684	729,543
The Boeing Co.	3,567	1,270,922

		2,696,099

Air Freight & Logistics – 0.6%
XPO Logistics, Inc. (a)	5,691	567,507

Commercial Services & Supplies – 0.8%
Cintas Corp.	3,403	695,845

Electrical Equipment – 0.7%
AMETEK, Inc.	8,487	660,289

Machinery – 2.3%
Caterpillar, Inc.	5,834	838,929
Deere & Co.	5,048	730,900
Xylem, Inc.	8,304	635,754

		2,205,583

Road & Rail – 1.7%
Old Dominion Freight Line, Inc.	4,249	623,753
Union Pacific Corp.	6,854	1,027,346

		1,651,099

Trading Companies & Distributors – 0.6%
United Rentals, Inc. (a)	3,860	574,368

TOTAL INDUSTRIALS		9,050,790

INFORMATION TECHNOLOGY – 25.8%
Aerospace & Defense – 0.7%
Harris Corp.	4,048	667,718

Communications Equipment – 2.2%
Arista Networks, Inc. (a)	2,794	714,509
Cisco Systems, Inc.	32,996	1,395,401

		2,109,910

IT Services – 7.3%
Accenture PLC Class A	6,847	1,090,933
FleetCor Technologies, Inc. (a)	3,663	794,871
Mastercard, Inc. Class A	7,032	1,392,336
PayPal Holdings, Inc. (a)	13,579	1,115,379
Square, Inc. Class A (a)	15,315	990,115

	Shares	Value
Visa, Inc. Class A	11,952	$1,634,316

		7,017,950

Semiconductors & Semiconductor Equipment – 4.5%
First Solar, Inc. (a)	10,961	573,808
Intel Corp.	30,006	1,443,289
Micron Technology, Inc. (a)	19,212	1,014,201
NVIDIA Corp.	5,173	1,266,661

		4,297,959

Software – 6.7%
Adobe Systems, Inc. (a)	4,859	1,188,900
Microsoft Corp.	34,836	3,695,403
Red Hat, Inc. (a)	4,917	694,428
ServiceNow, Inc. (a)	4,768	838,977

		6,417,708

Technology Hardware, Storage & Peripherals – 4.4%
Apple, Inc.	21,989	4,184,287

TOTAL INFORMATION TECHNOLOGY		24,695,532

MATERIALS – 3.2%
Chemicals – 2.4%
Air Products & Chemicals, Inc.	1,667	273,671
DowDuPont, Inc.	10,630	731,025
Eastman Chemical Co.	1,897	196,567
LyondellBasell Industries N.V. Class A	2,522	279,412
Praxair, Inc.	1,955	327,463
The Sherwin-Williams Co.	691	304,545
Westlake Chemical Corp.	1,521	163,082

		2,275,765

Containers & Packaging – 0.2%
Avery Dennison Corp.	1,719	197,135

Metals & Mining – 0.6%
Freeport-McMoRan, Inc.	14,255	235,207
Newmont Mining Corp.	5,539	203,171
United States Steel Corp.	5,017	182,769

		621,147

TOTAL MATERIALS		3,094,047

REAL ESTATE – 2.9%
Equity Real Estate Investment Trusts (REITs) – 2.7%
Alexandria Real Estate Equities, Inc.	1,241	158,153
American Tower Corp.	2,355	349,105
Boston Properties, Inc.	1,461	183,399
Crown Castle International Corp.	2,541	281,619
DCT Industrial Trust, Inc.	2,037	136,214
Equinix, Inc.	557	244,679
Extra Space Storage, Inc.	1,631	153,265
Host Hotels & Resorts, Inc.	8,037	168,295
Prologis, Inc.	3,570	234,264
SBA Communications Corp. (a)	1,108	175,341
Simon Property Group, Inc.	1,788	315,064

See accompanying notes which are an integral part of the financial statements.

33	Annual Report

Fidelity Momentum Factor ETF

Investments – continued

Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
Weyerhaeuser Co.	5,713	$195,270

		2,594,668

Real Estate Management & Development – 0.2%
CBRE Group, Inc. Class A (a)	3,495	174,051

TOTAL REAL ESTATE		2,768,719

TELECOMMUNICATION SERVICES – 1.7%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	24,142	771,820
Verizon Communications, Inc.	16,306	842,042

TOTAL TELECOMMUNICATION SERVICES		1,613,862

UTILITIES – 2.9%
Electric Utilities – 1.7%
American Electric Power Co., Inc.	4,357	309,957
Entergy Corp.	2,833	230,266
Exelon Corp.	7,850	333,625
FirstEnergy Corp.	6,924	245,317
NextEra Energy, Inc.	2,775	464,924

		1,584,089

Independent Power and Renewable Electricity Producers – 0.4%
NRG Energy, Inc.	6,652	210,669
Vistra Energy Corp. (a)	9,104	205,750

		416,419

Multi-Utilities – 0.8%
Ameren Corp.	3,941	244,578

	Shares	Value
Public Service Enterprise Group, Inc.	5,276	$272,031
WEC Energy Group, Inc.	3,919	260,104

		776,713

TOTAL UTILITIES		2,777,221

TOTAL COMMON STOCKS (Cost $87,647,004)		95,521,500

Money Market Funds – 0.2%

Fidelity Cash Central Fund, 1.96% (b) (Cost $136,933)	136,906	136,933

TOTAL INVESTMENT PORTFOLIO – 100.0% (Cost $87,783,937)		95,658,433

NET OTHER ASSETS (LIABILITIES) – 0.00%		43,145

NET ASSETS – 100.0%		$95,701,578

Legend

(a)	Non-income producing.

(b)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$977
Fidelity Securities Lending Cash Central Fund	56

Total	$1,033

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report	34

Fidelity Quality Factor ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.8%
	Shares	Value

CONSUMER DISCRETIONARY – 13.0%
Hotels, Restaurants & Leisure – 3.3%
Domino’s Pizza, Inc.	2,073	$544,494
Las Vegas Sands Corp.	6,379	458,650
McDonald’s Corp.	4,423	696,800
Yum! Brands, Inc.	5,948	471,617

		2,171,561

Internet & Direct Marketing Retail – 1.1%
Booking Holdings, Inc. (a)	346	701,937

Media – 3.3%
Comcast Corp. Class A	21,530	770,344
Sirius XM Holdings, Inc. (b)	74,356	521,979
The Walt Disney Co.	7,547	857,037

		2,149,360

Specialty Retail – 4.2%
O’Reilly Automotive, Inc. (a)	1,849	565,794
Ross Stores, Inc.	6,174	539,793
The Home Depot, Inc.	4,984	984,439
The TJX Companies, Inc.	6,904	671,483

		2,761,509

Textiles, Apparel & Luxury Goods – 1.1%
NIKE, Inc. Class B	9,559	735,183

TOTAL CONSUMER DISCRETIONARY		8,519,550

CONSUMER STAPLES – 6.7%
Beverages – 2.0%
Brown-Forman Corp. Class B	5,447	289,889
Monster Beverage Corp. (a)	4,892	293,618
The Coca-Cola Co.	14,855	692,689

		1,276,196

Food Products – 0.4%
The Hershey Co.	2,916	286,380

Household Products – 2.7%
Colgate-Palmolive Co.	5,710	382,627
Kimberly-Clark Corp.	3,098	352,739
The Clorox Co.	2,206	298,185
The Procter & Gamble Co.	9,266	749,434

		1,782,985

Tobacco – 1.6%
Altria Group, Inc.	8,380	491,738
Philip Morris International, Inc.	6,269	541,015

		1,032,753

TOTAL CONSUMER STAPLES		4,378,314

ENERGY – 5.8%
Energy Equipment & Services – 1.1%
Core Laboratories N.V. (b)	1,301	145,868
Halliburton Co.	4,627	196,278

	Shares	Value
Schlumberger Ltd.	5,208	$351,644

		693,790

Oil, Gas & Consumable Fuels – 4.7%
Chevron Corp.	5,689	718,350
Exxon Mobil Corp.	11,775	959,780
Kinder Morgan, Inc.	12,386	220,223
Marathon Petroleum Corp.	3,227	260,838
Occidental Petroleum Corp.	3,701	310,625
Phillips 66	2,434	300,210
Valero Energy Corp.	2,535	300,017

		3,070,043

TOTAL ENERGY		3,763,833

FINANCIALS – 14.2%
Banks – 3.9%
East West Bancorp, Inc.	9,527	616,778
Fifth Third Bancorp	19,972	590,972
US Bancorp	14,446	765,782
Western Alliance Bancorp (a)	10,464	593,518

		2,567,050

Capital Markets – 6.8%
Affiliated Managers Group, Inc.	3,182	509,152
CME Group, Inc.	4,671	743,249
FactSet Research Systems, Inc.	3,097	623,612
Lazard Ltd. Class A	10,602	575,689
Moody’s Corp.	4,154	710,832
S&P Global, Inc.	3,990	799,756
SEI Investments Co.	8,417	504,515

		4,466,805

Consumer Finance – 1.7%
Discover Financial Services	8,483	605,771
Synchrony Financial	17,271	499,823

		1,105,594

Mortgage Real Estate Investment Trust (REITs) – 1.0%
AGNC Investment Corp.	33,544	653,101

Thrifts & Mortgage Finance – 0.8%
Essent Group Ltd. (a)	13,065	501,696

TOTAL FINANCIALS		9,294,246

HEALTH CARE – 12.5%
Biotechnology – 5.0%
AbbVie, Inc.	7,903	728,894
Amgen, Inc.	4,307	846,541
Celgene Corp. (a)	6,639	598,107
Gilead Sciences, Inc.	8,807	685,449
United Therapeutics Corp. (a)	3,588	441,001

		3,299,992

Health Care Equipment & Supplies – 1.1%
Intuitive Surgical, Inc. (a)	1,381	701,810

See accompanying notes which are an integral part of the financial statements.

35	Annual Report

Fidelity Quality Factor ETF

Investments – continued

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Health Care Providers & Services – 1.7%
UnitedHealth Group, Inc.	4,355	$1,102,773

Pharmaceuticals – 4.7%
Bristol-Myers Squibb Co.	11,470	673,863
Johnson & Johnson	9,868	1,307,707
Pfizer, Inc.	27,303	1,090,209

		3,071,779

TOTAL HEALTH CARE		8,176,354

INDUSTRIALS – 10.5%
Aerospace & Defense – 2.7%
General Dynamics Corp.	2,213	442,069
Lockheed Martin Corp.	1,578	514,586
The Boeing Co.	2,324	828,041

		1,784,696

Commercial Services & Supplies – 0.6%
Rollins, Inc.	7,319	402,106

Electrical Equipment – 0.6%
Rockwell Automation, Inc.	2,059	386,186

Industrial Conglomerates – 1.9%
3M Co.	2,852	605,537
Honeywell International, Inc.	4,048	646,263

		1,251,800

Machinery – 1.8%
Allison Transmission Holdings, Inc.	8,062	378,914
Graco, Inc.	7,917	365,290
Illinois Tool Works, Inc.	2,750	394,158

		1,138,362

Professional Services – 1.2%
The Dun & Bradstreet Corp.	2,910	366,340
Verisk Analytics, Inc. (a)	3,841	424,891

		791,231

Road & Rail – 1.1%
Union Pacific Corp.	4,525	678,252

Trading Companies & Distributors – 0.6%
Fastenal Co. (b)	7,122	405,455

TOTAL INDUSTRIALS		6,838,088

INFORMATION TECHNOLOGY – 26.1%
Communications Equipment – 2.1%
Cisco Systems, Inc.	20,820	880,478
F5 Networks, Inc. (a)	2,706	463,754

		1,344,232

Internet Software & Services – 6.1%
Alphabet, Inc. Class A (a)	1,751	2,148,862
Facebook, Inc. Class A (a)	7,658	1,321,618
VeriSign, Inc. (a)	3,435	498,865

		3,969,345

	Shares	Value
IT Services – 4.4%
Accenture PLC Class A	3,792	$604,180
Mastercard, Inc. Class A	4,387	868,626
Paychex, Inc.	6,256	431,789
Visa, Inc. Class A	7,338	1,003,398

		2,907,993

Semiconductors & Semiconductor Equipment – 2.8%
KLA-Tencor Corp.	3,712	435,863
NVIDIA Corp.	2,991	732,376
Texas Instruments, Inc.	5,734	638,309

		1,806,548

Software – 6.5%
Adobe Systems, Inc. (a)	3,042	744,316
Check Point Software Technologies Ltd. (a)	3,886	437,836
Microsoft Corp.	22,514	2,388,285
Oracle Corp.	14,466	689,739

		4,260,176

Technology Hardware, Storage & Peripherals – 4.2%
Apple, Inc.	14,575	2,773,477

TOTAL INFORMATION TECHNOLOGY		17,061,771

MATERIALS – 2.9%
Chemicals – 2.6%
Air Products & Chemicals, Inc.	1,085	178,125
Celanese Corp. Class A	1,201	141,850
DowDuPont, Inc.	6,886	473,550
Ecolab, Inc.	1,310	184,317
International Flavors & Fragrances, Inc.	821	108,996
LyondellBasell Industries N.V. Class A	1,581	175,159
Praxair, Inc.	1,272	213,060
The Sherwin-Williams Co.	425	187,310

		1,662,367

Construction Materials – 0.1%
Eagle Materials, Inc.	946	93,985

Containers & Packaging – 0.2%
Packaging Corp. of America	979	110,529

TOTAL MATERIALS		1,866,881

REAL ESTATE – 3.5%
Equity Real Estate Investment Trusts (REITs) – 3.5%
American Tower Corp.	1,599	237,036
AvalonBay Communities, Inc.	829	146,609
Digital Realty Trust, Inc.	1,245	151,168
Duke Realty Corp.	3,945	114,878
Equity Residential	2,241	146,629
Essex Property Trust, Inc.	519	124,794
Extra Space Storage, Inc.	1,291	121,315
Federal Realty Investment Trust	883	110,817
Gaming and Leisure Properties, Inc.	2,763	100,352

See accompanying notes which are an integral part of the financial statements.

Annual Report	36

Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
GGP, Inc.	5,067	$108,028
National Retail Properties, Inc.	2,533	112,997
Prologis, Inc.	2,565	168,315
Public Storage	785	170,997
Realty Income Corp.	2,250	125,483
Simon Property Group, Inc.	1,269	223,610
UDR, Inc.	2,926	112,592

TOTAL REAL ESTATE		2,275,620

TELECOMMUNICATION SERVICES – 1.7%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	16,270	520,152
Verizon Communications, Inc.	10,862	560,914

TOTAL TELECOMMUNICATION SERVICES		1,081,066

UTILITIES – 2.9%
Electric Utilities – 1.4%
Eversource Energy	3,247	197,158
FirstEnergy Corp.	5,702	202,022
IDACORP, Inc.	1,881	177,265
NextEra Energy, Inc.	2,094	350,829

		927,274

Gas Utilities – 0.6%
National Fuel Gas Co.	2,959	158,898
UGI Corp.	3,663	194,652

		353,550

Multi-Utilities – 0.9%
CenterPoint Energy, Inc.	6,424	182,955
Consolidated Edison, Inc.	2,706	213,585

	Shares	Value
WEC Energy Group, Inc.	3,124	$207,340

		603,880

TOTAL UTILITIES		1,884,704

TOTAL COMMON STOCKS (Cost $60,052,538)		65,140,427

Money Market Funds – 1.6%

Fidelity Cash Central Fund, 1.96% (c)	61,767	61,779
Fidelity Securities Lending Cash Central Fund, 1.97% (c)(d)	979,456	979,554

TOTAL MONEY MARKET FUNDS (Cost $1,041,335)		1,041,333

TOTAL INVESTMENT PORTFOLIO – 101.4% (Cost $61,093,873)		66,181,760

NET OTHER ASSETS (LIABILITIES) – (1.4%)		(922,788)

NET ASSETS – 100.0%		$65,258,972

Legend

(a)	Non-income producing.

(b)	Security or a portion of the security is on loan at period end.

(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$766
Fidelity Securities Lending Cash Central Fund	9,581

Total	$10,347

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

37	Annual Report

Fidelity Value Factor ETF

Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks – 99.8%
	Shares	Value

CONSUMER DISCRETIONARY – 11.5%
Automobiles – 1.8%
Ford Motor Co.	76,240	$765,450
General Motors Co.	20,546	778,899

		1,544,349

Diversified Consumer Services – 0.8%
H&R Block, Inc.	27,184	683,949

Hotels, Restaurants & Leisure – 0.8%
Royal Caribbean Cruises Ltd.	5,753	648,708

Household Durables – 0.6%
Toll Brothers, Inc.	15,118	533,061

Media – 3.5%
Comcast Corp. Class A	31,712	1,134,655
The Walt Disney Co.	11,200	1,271,872
Viacom, Inc. Class B	22,048	640,495

		3,047,022

Multiline Retail – 2.3%
Macy’s, Inc.	28,093	1,116,135
Target Corp.	11,039	890,626

		2,006,761

Specialty Retail – 0.7%
Bed Bath & Beyond, Inc.	30,991	580,461

Textiles, Apparel & Luxury Goods – 1.0%
Ralph Lauren Corp.	6,413	865,627

TOTAL CONSUMER DISCRETIONARY		9,909,938

CONSUMER STAPLES – 6.0%
Food & Staples Retailing – 2.0%
The Kroger Co.	15,788	457,852
Walgreens Boots Alliance, Inc.	7,939	536,835
Walmart, Inc.	8,467	755,511

		1,750,198

Food Products – 1.4%
Archer-Daniels-Midland Co.	10,992	530,474
Campbell Soup Co. (a)	8,968	366,791
Tyson Foods, Inc. Class A	6,106	352,011

		1,249,276

Household Products – 1.8%
Kimberly-Clark Corp.	4,444	505,994
The Procter & Gamble Co.	12,845	1,038,903

		1,544,897

Tobacco – 0.8%
Altria Group, Inc.	11,794	692,072

TOTAL CONSUMER STAPLES		5,236,443

ENERGY – 6.4%
Oil, Gas & Consumable Fuels – 6.4%
Andeavor	2,685	402,911
Chevron Corp.	8,069	1,018,873

	Shares	Value
ConocoPhillips	7,908	$570,721
Exxon Mobil Corp.	16,432	1,339,372
Marathon Petroleum Corp.	5,035	406,979
Murphy Oil Corp.	8,096	269,273
PBF Energy, Inc. Class A	7,709	360,010
Peabody Energy Corp.	6,164	261,908
Phillips 66	3,741	461,415
Valero Energy Corp.	3,920	463,932

TOTAL ENERGY		5,555,394

FINANCIALS – 14.5%
Banks – 7.7%
Bank of America Corp.	46,570	1,438,082
CIT Group, Inc.	9,903	524,166
Citigroup, Inc.	14,803	1,064,188
JPMorgan Chase & Co.	15,477	1,779,081
Popular, Inc.	12,124	601,714
Wells Fargo & Co.	21,888	1,253,963

		6,661,194

Consumer Finance – 1.8%
Capital One Financial Corp.	6,293	593,556
Discover Financial Services	7,266	518,865
Synchrony Financial	14,761	427,183

		1,539,604

Diversified Financial Services – 1.9%
Berkshire Hathaway, Inc. Class B (b)	8,511	1,684,071

Insurance – 2.1%
Aflac, Inc.	13,490	627,824
MetLife, Inc.	13,547	619,640
Prudential Financial, Inc.	5,480	552,987

		1,800,451

Thrifts & Mortgage Finance – 1.0%
MGIC Investment Corp. (b)	33,442	417,356
Radian Group, Inc.	22,210	425,322

		842,678

TOTAL FINANCIALS		12,527,998

HEALTH CARE – 14.5%
Biotechnology – 4.3%
Amgen, Inc.	6,147	1,208,193
Biogen, Inc. (b)	2,721	909,821
Gilead Sciences, Inc.	12,673	986,340
United Therapeutics Corp. (b)	5,283	649,333

		3,753,687

Health Care Providers & Services – 4.7%
Anthem, Inc.	3,721	941,413
Cigna Corp.	4,236	760,023
CVS Health Corp.	8,232	533,927
Express Scripts Holding Co. (b)	10,824	860,075

See accompanying notes which are an integral part of the financial statements.

Annual Report	38

Common Stocks – continued
	Shares	Value
HEALTH CARE – continued
Health Care Providers & Services – continued
Humana, Inc.	2,982	$936,885

		4,032,323

Pharmaceuticals – 5.5%
Johnson & Johnson	13,740	1,820,825
Merck & Co., Inc.	20,621	1,358,305
Pfizer, Inc.	38,419	1,534,071

		4,713,201

TOTAL HEALTH CARE		12,499,211

INDUSTRIALS – 10.2%
Airlines – 2.8%
Alaska Air Group, Inc.	9,428	592,361
Delta Air Lines, Inc.	12,437	676,822
JetBlue Airways Corp. (b)	28,672	516,096
Southwest Airlines Co.	11,411	663,664

		2,448,943

Commercial Services & Supplies – 0.5%
Deluxe Corp.	7,973	469,849

Electrical Equipment – 0.8%
Regal-Beloit Corp.	7,501	644,711

Machinery – 2.9%
Caterpillar, Inc.	5,496	790,325
Cummins, Inc.	3,570	509,831
PACCAR, Inc.	8,886	583,988
Snap-on, Inc.	3,590	608,828

		2,492,972

Road & Rail – 1.2%
Union Pacific Corp.	6,938	1,039,937

Trading Companies & Distributors – 2.0%
AerCap Holdings N.V. (b)	11,216	629,554
Air Lease Corp.	12,164	534,729
United Rentals, Inc. (b)	3,496	520,205

		1,684,488

TOTAL INDUSTRIALS		8,780,900

INFORMATION TECHNOLOGY – 25.5%
Communications Equipment – 1.4%
Cisco Systems, Inc.	28,024	1,185,135

Internet Software & Services – 5.9%
Alphabet, Inc. Class A (b)	2,358	2,893,785
eBay, Inc. (b)	13,938	466,226
Facebook, Inc. Class A (b)	10,324	1,781,716

		5,141,727

IT Services – 5.5%
Accenture PLC Class A	5,128	817,044
Alliance Data Systems Corp.	2,095	471,124

	Shares	Value
Cognizant Technology Solutions Corp. Class A	8,326	$678,569
DXC Technology Co.	5,923	501,915
International Business Machines Corp.	5,870	850,739
Perspecta, Inc.	2,933	63,646
Visa, Inc. Class A	9,857	1,347,846

		4,730,883

Semiconductors & Semiconductor Equipment – 2.4%
Intel Corp.	25,633	1,232,947
Micron Technology, Inc. (b)	15,483	817,348

		2,050,295

Software – 5.5%
Microsoft Corp.	30,332	3,217,618
Oracle Corp.	19,557	932,478
VMware, Inc. Class A (b)	4,178	604,097

		4,754,193

Technology Hardware, Storage & Peripherals – 4.8%
Apple, Inc.	19,640	3,737,296
Western Digital Corp.	6,636	465,515

		4,202,811

TOTAL INFORMATION TECHNOLOGY		22,065,044

MATERIALS – 3.1%
Chemicals – 1.3%
DowDuPont, Inc.	9,798	673,808
Huntsman Corp.	5,501	184,449
LyondellBasell Industries N.V. Class A	2,437	269,995

		1,128,252

Containers & Packaging – 0.2%
WestRock Co.	3,302	191,450

Metals & Mining – 1.4%
Alcoa Corp. (b)	3,653	158,065
Freeport-McMoRan, Inc.	12,805	211,282
Newmont Mining Corp.	5,788	212,304
Nucor Corp.	3,495	233,920
Steel Dynamics, Inc.	4,329	203,853
United States Steel Corp.	5,000	182,150

		1,201,574

Paper & Forest Products – 0.2%
Louisiana-Pacific Corp.	6,016	161,951

TOTAL MATERIALS		2,683,227

REAL ESTATE – 3.5%
Equity Real Estate Investment Trusts (REITs) – 3.1%
Brixmor Property Group, Inc.	9,632	170,390
EPR Properties	2,544	169,151
HCP, Inc.	7,302	189,122
Hospitality Properties Trust	5,330	150,679
Host Hotels & Resorts, Inc.	9,090	190,345
Kimco Realty Corp.	10,356	172,842

See accompanying notes which are an integral part of the financial statements.

39	Annual Report

Fidelity Value Factor ETF

Investments – continued

Common Stocks – continued
	Shares	Value
REAL ESTATE – continued
Equity Real Estate Investment Trusts (REITs) – continued
Medical Properties Trust, Inc.	11,915	$171,695
Omega Healthcare Investors, Inc. (a)	5,883	174,666
Park Hotels & Resorts, Inc.	5,312	166,159
Prologis, Inc.	3,820	250,669
Simon Property Group, Inc.	1,852	326,341
Ventas, Inc.	3,682	207,591
VEREIT, Inc.	22,037	168,142
Welltower, Inc.	3,547	222,042

		2,729,834

Real Estate Management & Development – 0.4%
CBRE Group, Inc. Class A (b)	3,981	198,254
Realogy Holdings Corp. (a)	5,437	118,907

		317,161

TOTAL REAL ESTATE		3,046,995

TELECOMMUNICATION SERVICES – 1.7%
Diversified Telecommunication Services – 1.7%
AT&T, Inc.	21,801	696,978
Verizon Communications, Inc.	14,642	756,113

TOTAL TELECOMMUNICATION SERVICES		1,453,091

UTILITIES – 2.9%
Electric Utilities – 2.1%
Duke Energy Corp.	4,601	375,534
Edison International	3,961	263,921
Exelon Corp.	7,834	332,945
FirstEnergy Corp.	6,865	243,227
PG&E Corp.	5,881	253,354
The Southern Co.	7,284	354,002

		1,822,983

Multi-Utilities – 0.8%
Consolidated Edison, Inc.	3,251	256,601

	Shares	Value
Public Service Enterprise Group, Inc.	5,178	$266,978
SCANA Corp.	5,035	201,350

		724,929

TOTAL UTILITIES		2,547,912

TOTAL COMMON STOCKS (Cost $80,613,245)		86,306,153

Money Market Funds – 0.6%

Fidelity Cash Central Fund, 1.96% (c)	69,736	69,751
Fidelity Securities Lending Cash Central Fund, 1.97% (c)(d)	440,936	440,980

TOTAL MONEY MARKET FUNDS (Cost $510,732)		510,731

TOTAL INVESTMENT PORTFOLIO – 100.4% (Cost $81,123,977)		86,816,884

NET OTHER ASSETS (LIABILITIES) – (0.4%)		(366,782)

NET ASSETS – 100.0%		$86,450,102

Legend

(a)	Security or a portion of the security is on loan at period end.

(b)	Non-income producing.

(c)	Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund’s holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund’s financial statements, which are not covered by the Fund’s Report of Independent Registered Public Accounting Firm, are available on the SEC’s website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,111
Fidelity Securities Lending Cash Central Fund	3,382

Total	$4,493

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report	40

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41

Financial Statements

Statements of Assets and Liabilities
July 31, 2018
	Fidelity Dividend ETF for Rising Rates	Fidelity High Dividend ETF	Fidelity Low Volatility Factor ETF	Fidelity Momentum Factor ETF
Assets
Investments in securities, at value (including securities loaned of $7,644,622, $2,849,726, $— and $—, respectively) – See accompanying schedule:
Unaffiliated issuers	$346,128,628	$171,087,773	$66,325,995	$95,521,500
Fidelity Central Funds	8,124,718	3,340,792	54,598	136,933

Total Investments in Securities	$354,253,346	$174,428,565	$66,380,593	$95,658,433
Cash	7,884	—	6,240	11,078
Foreign currency held at value (cost $49,757, $1,627, $— and $—, respectively)	48,666	1,574	—	—
Receivable for investments sold	—	—	—	1,654,355
Dividends receivable	493,317	341,221	48,433	67,753
Distributions receivable from Fidelity Central Funds	10,828	2,982	28	—

Total assets	354,814,041	174,774,342	66,435,294	97,391,619

Liabilities
Payable for fund shares redeemed	—	—	—	1,666,519
Accrued management fees	82,724	39,677	14,991	23,522
Collateral on securities loaned, at value	7,835,740	2,900,010	—	—

Total liabilities	7,918,464	2,939,687	14,991	1,690,041

Net Assets	$346,895,577	$171,834,655	$66,420,303	$95,701,578

Net Assets consist of:
Paid in capital	332,929,063	166,974,222	61,746,171	90,170,207
Undistributed net investment income	122,792	—	28,045	49,177
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(5,502,788)	(2,880,517)	(520,989)	(2,392,302)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	19,346,510	7,740,950	5,167,076	7,874,496

Net Assets	$346,895,577	$171,834,655	$66,420,303	$95,701,578

Shares outstanding	11,000,000	5,700,000	2,050,000	2,850,000

Net Asset Value, offering price and redemption price per share	$31.54	$30.15	$32.40	$33.58

Investments at cost – Unaffiliated issuers	$326,780,979	$163,346,752	$61,158,919	$87,647,004
Investments at cost – Fidelity Central Funds	8,124,785	3,340,810	54,598	136,933

Investments at cost	$334,905,764	$166,687,562	$61,213,517	$87,783,937

See accompanying notes which are an integral part of the financial statements.

Annual Report	42

Statements of Assets and Liabilities
July 31, 2018
	Fidelity Quality Factor ETF	Fidelity Value Factor ETF
Assets
Investments in securities, at value (including securities loaned of $959,933 and $430,727, respectively) – See accompanying schedule:
Unaffiliated issuers	$65,140,427	$86,306,153
Fidelity Central Funds	1,041,333	510,731

Total Investments in Securities	$66,181,760	$86,816,884
Cash	4,807	29,875
Foreign currency held at value (cost $— and $—, respectively)	—	—
Receivable for investments sold	—	—
Dividends receivable	66,966	64,628
Distributions receivable from Fidelity Central Funds	540	116

Total assets	66,254,073	86,911,503

Liabilities
Payable for fund shares redeemed	—	—
Accrued management fees	15,671	20,446
Collateral on securities loaned, at value	979,430	440,955

Total liabilities	995,101	461,401

Net Assets	$65,258,972	$86,450,102

Net Assets consist of:
Paid in capital	60,822,263	82,017,659
Undistributed net investment income	22,608	46,922
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(673,786)	(1,307,386)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies	5,087,887	5,692,907

Net Assets	$65,258,972	$86,450,102

Shares outstanding	1,950,000	2,550,000

Net Asset Value, offering price and redemption price per share	$33.47	$33.90

Investments at cost – Unaffiliated issuers	$60,052,538	$80,613,245
Investments at cost – Fidelity Central Funds	1,041,335	510,732

Investments at cost	$61,093,873	$81,123,977

See accompanying notes which are an integral part of the financial statements.

43	Annual Report

Financial Statements – continued

Statements of Operations
For the year ended July 31, 2018
	Fidelity Dividend ETF for Rising Rates	Fidelity High Dividend ETF	Fidelity Low Volatility Factor ETF	Fidelity Momentum Factor ETF
Investment Income
Dividends	$8,265,606	$3,834,616	$935,821	$903,382
Non-Cash dividends	—	297,271	—	—
Income from Fidelity Central Funds	70,318	75,790	1,035	1,033

Total income	8,335,924	4,207,677	936,856	904,415

Expenses
Management fees	715,700	297,563	133,476	181,930
Independent trustees’ compensation	2,873	1,106	543	673
Miscellaneous	12,420	6,514	2,799	4,029

Total expenses before reductions	730,993	305,183	136,818	186,632
Expense reductions	(35)	(51)	(175)	(163)

Total expenses	730,958	305,132	136,643	186,469

Net investment income (loss)	7,604,966	3,902,545	800,213	717,946

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(5,427,145)	(2,865,968)	(498,227)	(2,346,410)
Net realized gain (loss) on In-kind redemptions	11,202,254	7,438,684	2,148,135	4,526,418
Net realized gain (loss) on foreign currency transactions	(18,070)	3,335	—	—

Total net realized gain (loss)	5,757,039	4,576,051	1,649,908	2,180,008

Change in net unrealized appreciation (depreciation) on investment securities	17,015,567	6,939,017	4,025,357	6,072,794
Change in net unrealized appreciation (depreciation) on Fidelity Central Funds	(67)	(17)	—	—
Change in net unrealized appreciation (depreciation) on assets and liabilities in foreign currencies	(1,801)	(351)	—	—

Total change in net unrealized appreciation (depreciation)	17,013,699	6,938,649	4,025,357	6,072,794

Net gain (loss)	22,770,738	11,514,700	5,675,265	8,252,802

Net increase (decrease) in net assets resulting from operations	$30,375,704	$15,417,245	$6,475,478	$8,970,748

See accompanying notes which are an integral part of the financial statements.

Annual Report	44

Statements of Operations
For the year ended July 31, 2018
	Fidelity Quality Factor ETF	Fidelity Value Factor ETF
Investment Income
Dividends	$1,003,001	$1,330,396
Non-Cash dividends	—	—
Income from Fidelity Central Funds	10,347	4,493

Total income	1,013,348	1,334,889

Expenses
Management fees	149,882	185,251
Independent trustees’ compensation	594	742
Miscellaneous	3,495	3,633

Total expenses before reductions	153,971	189,626
Expense reductions	(132)	(116)

Total expenses	153,839	189,510

Net investment income (loss)	859,509	1,145,379

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(655,051)	(1,250,640)
Net realized gain (loss) on In-kind redemptions	2,624,504	3,638,064
Net realized gain (loss) on foreign currency transactions	—	—

Total net realized gain (loss)	1,969,453	2,387,424

Change in net unrealized appreciation (depreciation) on investment securities	4,345,072	4,698,704
Change in net unrealized appreciation (depreciation) on Fidelity Central Funds	(2)	2
Change in net unrealized appreciation (depreciation) on assets and liabilities in foreign currencies	—	—

Total change in net unrealized appreciation (depreciation)	4,345,070	4,698,706

Net gain (loss)	6,314,523	7,086,130

Net increase (decrease) in net assets resulting from operations	$7,174,032	$8,231,509

See accompanying notes which are an integral part of the financial statements.

45	Annual Report

Financial Statements – continued

Statements of Changes in Net Assets
	Fidelity Dividend ETF for Rising Rates		Fidelity High Dividend ETF
	Year ended July 31, 2018	Year ended July 31, 2017A	Year ended July 31, 2018	Year ended July 31, 2017A
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,604,966	$2,075,973	$3,902,545	$1,177,822
Net realized gain (loss)	5,757,039	4,434,345	4,576,051	817,593
Change in net unrealized appreciation (depreciation)	17,013,699	2,332,811	6,938,649	802,301

Net increase (decrease) in net assets resulting from operations	30,375,704	8,843,129	15,417,245	2,797,716

Distributions to shareholders from net investment income	(7,614,450)	(1,891,450)	(4,045,250)	(1,142,850)
Distributions to shareholders from net realized gain	—	—	(29,500)	—

Total distributions	(7,614,450)	(1,891,450)	(4,074,750)	(1,142,850)

Share transactions
Proceeds from sales of shares	237,265,494	180,748,122	133,442,348	61,716,076
Cost of shares redeemed	(65,623,350)	(35,207,622)	(32,300,411)	(4,020,719)

Net increase (decrease) in net assets resulting from share transactions	171,642,144	145,540,500	101,141,937	57,695,357

Total increase (decrease) in net assets	194,403,398	152,492,179	112,484,432	59,350,223

Net Assets
Beginning of year	152,492,179	—	59,350,223	—

End of year	$346,895,577	$152,492,179	$171,834,655	$59,350,223

Undistributed net investment income included in net assets at end of year	$122,792	$187,874	$—	$36,075

Other Information
Shares
Sold	7,750,000	6,600,000	4,600,000	2,350,000
Redeemed	(2,100,000)	(1,250,000)	(1,100,000)	(150,000)

Net increase (decrease)	5,650,000	5,350,000	3,500,000	2,200,000

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report	46

Statements of Changes in Net Assets
	Fidelity Low Volatility Factor ETF		Fidelity Momentum Factor ETF
	Year ended July 31, 2018	Year ended July 31, 2017A	Year ended July 31, 2018	Year ended July 31, 2017A
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$800,213	$279,182	$717,946	$225,081
Net realized gain (loss)	1,649,908	703,085	2,180,008	433,333
Change in net unrealized appreciation (depreciation)	4,025,357	1,141,719	6,072,794	1,801,702

Net increase (decrease) in net assets resulting from operations	6,475,478	2,123,986	8,970,748	2,460,116

Distributions to shareholders from net investment income	(793,800)	(257,550)	(688,250)	(205,600)
Distributions to shareholders from net realized gain	—	—	—	—

Total distributions	(793,800)	(257,550)	(688,250)	(205,600)

Share transactions
Proceeds from sales of shares	46,091,368	36,187,957	90,704,534	37,612,617
Cost of shares redeemed	(19,185,949)	(4,221,187)	(39,030,201)	(4,122,386)

Net increase (decrease) in net assets resulting from share transactions	26,905,419	31,966,770	51,674,333	33,490,231

Total increase (decrease) in net assets	32,587,097	33,833,206	59,956,831	35,744,747

Net Assets
Beginning of year	33,833,206	—	35,744,747	—

End of year	$66,420,303	$33,833,206	$95,701,578	$35,744,747

Undistributed net investment income included in net assets at end of year	$28,045	$21,632	$49,177	$19,481

Other Information
Shares
Sold	1,500,000	1,350,000	2,850,000	1,400,000
Redeemed	(650,000)	(150,000)	(1,250,000)	(150,000)

Net increase (decrease)	850,000	1,200,000	1,600,000	1,250,000

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

47	Annual Report

Financial Statements – continued

Statements of Changes in Net Assets
	Fidelity Quality Factor ETF		Fidelity Value Factor ETF
	Year ended July 31, 2018	Year ended July 31, 2017A	Year ended July 31, 2018	Year ended July 31, 2017A
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$859,509	$341,449	$1,145,379	$372,643
Net realized gain (loss)	1,969,453	1,968,621	2,387,424	1,795,364
Change in net unrealized appreciation (depreciation)	4,345,070	742,817	4,698,706	994,201

Net increase (decrease) in net assets resulting from operations	7,174,032	3,052,887	8,231,509	3,162,208

Distributions to shareholders from net investment income	(891,500)	(286,850)	(1,129,450)	(341,650)
Distributions to shareholders from net realized gain	—	—	—	—

Total distributions	(891,500)	(286,850)	(1,129,450)	(341,650)

Share transactions
Proceeds from sales of shares	44,304,370	43,305,942	62,950,948	47,409,478
Cost of shares redeemed	(15,896,471)	(15,503,438)	(22,241,630)	(11,591,311)

Net increase (decrease) in net assets resulting from share transactions	28,407,899	27,802,504	40,709,318	35,818,167

Total increase (decrease) in net assets	34,690,431	30,568,541	47,811,377	38,638,725

Net Assets
Beginning of year	30,568,541	—	38,638,725	—

End of year	$65,258,972	$30,568,541	$86,450,102	$38,638,725

Undistributed net investment income included in net assets at end of year	$22,608	$54,599	$46,922	$30,993

Other Information
Shares
Sold	1,400,000	1,600,000	1,950,000	1,700,000
Redeemed	(500,000)	(550,000)	(700,000)	(400,000)

Net increase (decrease)	900,000	1,050,000	1,250,000	1,300,000

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.

See accompanying notes which are an integral part of the financial statements.

Annual Report	48

Financial Highlights
	Fidelity Dividend ETF for Rising Rates
	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$28.50	$25.34

Income from Investment Operations
Net investment income (loss)B	0.93	0.76
Net realized and unrealized gain (loss)	3.03	2.98

Total from investment operations	3.96	3.74

Distributions from net investment income	(0.92)	(0.58)

Total distributions	(0.92)	(0.58)

Net asset value, end of period	$31.54	$28.50

Total ReturnC	14.04%	14.85%
Ratios to Average Net AssetsD
Expense before reductions	.30%	.29	%E
Expenses net of fee waivers, if any	.30%	.29	%E
Expenses net of all reductions	.30%	.29	%E
Net investment income (loss)	3.08%	3.09	%E
Supplemental Data
Net assets, end of period (000 omitted)	$346,896	$152,492
Portfolio turnover rateF,G	38%	52	%H

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

49	Annual Report

Financial Statements – continued

Financial Highlights
	Fidelity High Dividend ETF
	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$26.98	$25.32

Income from Investment Operations
Net investment income (loss)B	1.09	0.85
Net realized and unrealized gain (loss)	3.21	1.57

Total from investment operations	4.30	2.42

Distributions from net investment income	(1.12)	(0.76)
Distributions from net realized gain	(0.01)	—

Total distributions	(1.13)	(0.76)

Net asset value, end of period	$30.15	$26.98

Total ReturnC	16.23%	9.61%
Ratios to Average Net AssetsD
Expense before reductions	.30%	.29	%E
Expenses net of fee waivers, if any	.30%	.29	%E
Expenses net of all reductions	.30%	.29	%E
Net investment income (loss)	3.80%	3.61	%E
Supplemental Data
Net assets, end of period (000 omitted)	$171,835	$59,350
Portfolio turnover rateF,G	53%	57	%H

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report	50

Financial Highlights
	Fidelity Low Volatility Factor ETF
	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$28.19	$25.31

Income from Investment Operations
Net investment income (loss)B	0.53	0.45
Net realized and unrealized gain (loss)	4.20	2.81

Total from investment operations	4.73	3.26

Distributions from net investment income	(0.52)	(0.38)

Total distributions	(0.52)	(0.38)

Net asset value, end of period	$32.40	$28.19

Total ReturnC	16.89%	12.94%
Ratios to Average Net AssetsD
Expense before reductions	.30%	.29	%E
Expenses net of fee waivers, if any	.30%	.29	%E
Expenses net of all reductions	.30%	.29	%E
Net investment income (loss)	1.73%	1.87	%E
Supplemental Data
Net assets, end of period (000 omitted)	$66,420	$33,833
Portfolio turnover rateF,G	31%	33	%H

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

51	Annual Report

Financial Statements – continued

Financial Highlights
	Fidelity Momentum Factor ETF
	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$28.60	$25.34

Income from Investment Operations
Net investment income (loss)B	0.36	0.36
Net realized and unrealized gain (loss)	4.97	3.19

Total from investment operations	5.33	3.55

Distributions from net investment income	(0.35)	(0.29)

Total distributions	(0.35)	(0.29)

Net asset value, end of period	$33.58	$28.60

Total ReturnC	18.72%	14.11%
Ratios to Average Net AssetsD
Expense before reductions	.30%	.29	%E
Expenses net of fee waivers, if any	.30%	.29	%E
Expenses net of all reductions	.30%	.29	%E
Net investment income (loss)	1.14%	1.50	%E
Supplemental Data
Net assets, end of period (000 omitted)	$95,702	$35,745
Portfolio turnover rateF,G	125%	106	%H

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report	52

Financial Highlights
	Fidelity Quality Factor ETF
	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$29.11	$25.37

Income from Investment Operations
Net investment income (loss)B	0.53	0.45
Net realized and unrealized gain (loss)	4.38	3.62

Total from investment operations	4.91	4.07

Distributions from net investment income	(0.55)	(0.33)

Total distributions	(0.55)	(0.33)

Net asset value, end of period	$33.47	$29.11

Total ReturnC	16.95%	16.10%
Ratios to Average Net AssetsD
Expense before reductions	.30%	.29	%E
Expenses net of fee waivers, if any	.30%	.29	%E
Expenses net of all reductions	.30%	.29	%E
Net investment income (loss)	1.66%	1.84	%E
Supplemental Data
Net assets, end of period (000 omitted)	$65,259	$30,569
Portfolio turnover rateF,G	30%	35	%H

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

53	Annual Report

Financial Statements – continued

Financial Highlights
	Fidelity Value Factor ETF
	Year ended July 31, 2018	Year ended July 31, 2017A
Selected Per-Share Data
Net asset value, beginning of period	$29.72	$25.37

Income from Investment Operations
Net investment income (loss)B	0.58	0.49
Net realized and unrealized gain (loss)	4.18	4.23

Total from investment operations	4.76	4.72

Distributions from net investment income	(0.58)	(0.37)

Total distributions	(0.58)	(0.37)

Net asset value, end of period	$33.90	$29.72

Total ReturnC	16.11%	18.65%
Ratios to Average Net AssetsD
Expense before reductions	.30%	.29	%E
Expenses net of fee waivers, if any	.30%	.29	%E
Expenses net of all reductions	.30%	.29	%E
Net investment income (loss)	1.79%	1.92	%E
Supplemental Data
Net assets, end of period (000 omitted)	$86,450	$38,639
Portfolio turnover rateF,G	38%	42	%H

A	For the period September 12, 2016 (commencement of operations) to July 31, 2017.

B	Calculated based on average shares outstanding during the period.

C	Total returns for periods of less than one year are not annualized.

D	Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to the reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund but do not include expenses of the investment companies in which the fund invests.

E	Annualized.

F	Amount does not include the portfolio activity of any underlying funds.

G	Portfolio turnover rate excludes securities received or delivered in-kind.

H	Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report	54

Notes to Financial Statements

For the year ended July 31, 2018

1. Organization.

Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF (formerly Fidelity Core Dividend ETF), Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds’ Schedules of Investments list each of the Fidelity Central Funds held as of year end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Funds’ Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund’s investments to the Fair Value Committee (the Committee) established by each Fund’s investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund’s investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 – unobservable inputs (including the Fund’s own assumptions based on the best information available)

Valuation techniques used to value each Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

55	Annual Report

Notes to Financial Statements – continued

3. Significant Accounting Policies – continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2018, is included at the end of each applicable Fund’s Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds’ investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of NYSE Arca, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018 each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to redemptions in kind, partnerships, foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Dividend ETF for Rising Rates	$335,258,584	$27,740,505	$(8,745,743)	$18,994,762
Fidelity High Dividend ETF	166,909,165	10,477,187	(2,957,787)	7,519,400
Fidelity Low Volatility Factor ETF	61,250,829	5,686,902	(557,138)	5,129,764

Annual Report	56

3. Significant Accounting Policies – continued

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Momentum Factor ETF	$87,790,897	$9,811,727	$(1,944,191)	$7,867,536
Fidelity Quality Factor ETF	61,130,183	6,435,831	(1,384,254)	5,051,577
Fidelity Value Factor ETF	81,198,478	7,885,578	(2,267,172)	5,618,406

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation)
Fidelity Dividend ETF for Rising Rates	$122,792	$(5,149,966)	$18,993,691
Fidelity High Dividend ETF	—	(2,658,914)	7,519,347
Fidelity Low Volatility Factor ETF	28,045	(483,677)	5,129,764
Fidelity Momentum Factor ETF	49,177	(2,385,341)	7,867,536
Fidelity Quality Factor ETF	22,608	(637,476)	5,051,577
Fidelity Value Factor ETF	46,922	(1,232,885)	5,618,406

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal year end and is subject to adjustment.

	No-expiration Short-term	No-expiration Long-term	Total capital loss carryforward
Fidelity Dividend ETF for Rising Rates	$(4,911,356)	$(238,610)	$(5,149,966)
Fidelity High Dividend ETF	(2,059,603)	(599,311)	(2,658,914)
Fidelity Low Volatility Factor ETF	(458,029)	(25,648)	(483,677)
Fidelity Momentum Factor ETF	(2,385,341)	—	(2,385,341)
Fidelity Quality Factor ETF	(623,489)	(13,987)	(637,476)
Fidelity Value Factor ETF	(1,220,949)	(11,936)	(1,232,885)

The tax character of distributions paid was as follows:

July 31, 2018
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity Dividend ETF for Rising Rates	$7,614,450	$—	$—	$7,614,450
Fidelity High Dividend ETF	4,072,329	2,421	—	4,074,750
Fidelity Low Volatility Factor ETF	793,800	—	—	793,800
Fidelity Momentum Factor ETF	688,250	—	—	688,250
Fidelity Quality Factor ETF	891,500	—	—	891,500
Fidelity Value Factor ETF	1,129,450	—	—	1,129,450

July 31, 2017
	Ordinary Income	Long-Term Capital Gain	Tax Return Of Capital	Total
Fidelity Dividend ETF For Rising Rates	$1,891,450	$—	$—	$1,891,450
Fidelity High Dividend ETF	1,142,850	—	—	1,142,850
Fidelity Low Volatility Factor ETF	257,550	—	—	257,550
Fidelity Momentum Factor ETF	205,600	—	—	205,600
Fidelity Quality Factor ETF	286,850	—	—	286,850
Fidelity Value Factor ETF	341,650	—	—	341,650

57	Annual Report

Notes to Financial Statements – continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Fidelity Dividend ETF for Rising Rates	$97,289,956	$94,150,207
Fidelity High Dividend ETF	55,586,959	54,159,257
Fidelity Low Volatility Factor ETF	14,354,345	15,121,207
Fidelity Momentum Factor ETF	78,023,091	77,664,454
Fidelity Quality Factor ETF	15,224,293	15,190,472
Fidelity Value Factor ETF	24,466,906	23,829,632

Securities received or delivered in-kind through subscriptions and redemptions were as follows:

	In-kind Subscriptions	In-kind Redemptions
Fidelity Dividend ETF for Rising Rates	$234,087,958	$65,478,136
Fidelity High Dividend ETF	131,636,201	32,126,308
Fidelity Low Volatility Factor ETF	45,772,319	18,058,688
Fidelity Momentum Factor ETF	90,047,595	38,818,811
Fidelity Quality Factor ETF	44,020,585	15,701,230
Fidelity Value Factor ETF	62,635,798	22,078,286

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR Co., Inc. (FMRC), an affiliate of FMR provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of .29% of each Fund’s average net assets. Under the management contract, FMRC pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee paid to FMRC is reduced by an amount equal to the fees and expenses paid by each fund to the independent Trustees.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Funds. Geode provides discretionary investment advisory services to the Funds and is paid by the investment adviser for providing these services.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund’s accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Funds may purchase from or sell securities to other funds affiliated with the sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Expense Reductions.

Through arrangements with each applicable Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund’s management fee. During the period, these credits reduced management fees by the following amounts:

Amount
Fidelity Dividend ETF for Rising Rates	$35
Fidelity High Dividend ETF	51
Fidelity Low Volatility Factor ETF	175
Fidelity Momentum Factor ETF	163
Fidelity Quality Factor ETF	132
Fidelity Value Factor ETF	116

7. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the  obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities at period end are disclosed on each applicable Fund’s Statement of

Annual Report	58

7. Security Lending – continued

Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund’s Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

Total security lending income
Fidelity Dividend ETF for Rising Rates	$64,889
Fidelity High Dividend ETF	47,220
Fidelity Low Volatility Factor ETF	139
Fidelity Momentum Factor ETF	56
Fidelity Quality Factor ETF	9,581
Fidelity Value Factor ETF	3,382

8. Share Transactions.

The Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated stocks to a fund and redemption proceeds are paid with a basket of securities from a fund’s portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund’s shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

9. Other.

The Funds’ organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

59	Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF (six of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2018, the related statements of operations for the year ended July 31, 2018 and the statements of changes in net assets and the financial highlights for the year ended July 31, 2018 and for the period September 12, 2016 (commencement of operations) through July 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2018, the results of each of their operations for the year ended July 31, 2018, and the changes in each of their net assets and each of the financial highlights for the year ended July 31, 2018 and for the period September 12, 2016 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Annual Report	60

Premium/Discount Analysis (Unaudited)

Shares of each fund are listed on NYSE Arca and can be bought and sold on the secondary market at market prices. Although the market price is expected to approximate the fund’s NAV, it is possible that the market price and NAV will vary significantly. The closing market price is the daily closing price as reported on NYSE Arca.

Premiums or discounts are the differences (expressed as a basis point differential with 1 basis point equaling 1/100 of 1%) between the fund’s NAV and closing market price. A premium indicates that the closing market price is trading above the NAV. A discount indicates that the closing market price is trading below the NAV. A discrepancy may exist with respect to the timing of when the NAV is calculated and the determination of the closing market price.

The chart below presents information about the differences between each fund’s daily closing market price and each fund’s NAV.

Fidelity Dividend ETF For Rising Rates

Period Ended July 31, 2018 From

commencement of operations * to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	58	12.29%	384	81.36%
25 – <50	0	—	28	5.93%
50 – <75	0	—	1	0.21%
75 – <100	0	—	0	—
100 or above	0	—	1	0.21%
Total	58	12.29%	414	87.71%

*	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

Fidelity High Dividend ETF

Period Ended July 31, 2018

From commencement of operations * to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	61	12.93%	350	74.16%
25 – <50	2	0.42%	56	11.86%
50 – <75	0	—	1	0.21%
75 – <100	0	—	2	0.42%
100 or above	0	—	0	—
Total	63	13.35%	409	86.65%

*	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

Fidelity Low Volatility Factor ETF

Period Ended July 31, 2018

From commencement of operations * to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	138	29.23%	326	69.07%
25 – <50	3	0.64%	5	1.06%
50 – <75	0	—	0	—
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	141	29.87%	331	70.13%

*	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

61	Annual Report

Premium/Discount Analysis (Unaudited) – continued

Fidelity Momentum Factor ETF

Period Ended July 31, 2018

From commencement of operations * to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	148	31.35%	311	65.89%
25 – <50	4	0.85%	9	1.91%
50 – <75	0	—	0	—
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	152	32.20%	320	67.80%

*	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

Fidelity Quality Factor ETF

Period Ended July 31, 2018

From commencement of operations * to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	164	34.75%	291	61.65%
25 – <50	5	1.06%	10	2.12%
50 – <75	0	—	2	0.42%
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	169	35.81%	303	64.19%

*	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

Fidelity Value Factor ETF

Period Ended July 31, 2018

From commencement of operations * to July 31, 2018	Closing Price Below NAV		Closing Price Above or Equal to NAV

Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 – <25	139	29.45%	318	67.37%
25 – <50	3	0.64%	10	2.12%
50 – <75	1	0.21%	1	0.21%
75 – <100	0	—	0	—
100 or above	0	—	0	—
Total	143	30.30%	329	69.70%

*	From September 15, 2016, date initially listed on the NYSE ARCA exchange.

Annual Report	62

Trustees and Officers (Unaudited)

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund’s activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund’s performance. Except for Michael E. Wiley, each of the Trustees oversees 286 funds. Mr. Wiley oversees 197 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds’ Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees’ commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds’ Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

63	Annual Report

Trustees and Officers (Unaudited) – continued

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through SelectCo, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with Fidelity to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), SelectCo’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under “Standing Committees of the Trustees.”

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2018
Trustee
Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2018
Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

+  The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Dennis J. Dirks (1948)

Annual Report	64

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Year of Election or Appointment: 2018
Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)
Year of Election or Appointment: 2018
Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2018
Trustee
Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)
Year of Election or Appointment: 2018

65	Annual Report

Trustees and Officers (Unaudited) – continued

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)
Year of Election or Appointment: 2018
Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)
Year of Election or Appointment: 2013
Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith’s retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008
Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+  The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Annual Report	66

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2018
Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)
Year of Election or Appointment: 2017
Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2017
Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)
Year of Election or Appointment: 2013

67	Annual Report

Trustees and Officers (Unaudited) – continued

Name, Year of Birth; Principal Occupation
Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)
Year of Election or Appointment: 2009
Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer – Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2018
Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)
Year of Election or Appointment: 2018

Annual Report	68

Name, Year of Birth; Principal Occupation
Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)
Year of Election or Appointment: 2018
Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)
Year of Election or Appointment: 2017
Assistant Treasurer
Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2018
Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)
Year of Election or Appointment: 2017
Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

69	Annual Report

Trustees and Officers (Unaudited) – continued

Name, Year of Birth; Principal Occupation
Year of Election or Appointment: 2016
Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Annual Report	70

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period

(January 16, 2018 to April 30, 2018). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2018 to July 31, 2018).

Actual Expenses

For each fund, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

For each fund, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioA	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During PeriodB February 1, 2018 to July 31, 2018
Fidelity Dividend ETF For Rising Rates	0.30%
Actual		$1,000.00	$1,001.80	$1.50
HypotheticalC		$1,000.00	$1,023.31	$1.52
Fidelity High Dividend ETF	0.30%
Actual		$1,000.00	$1,033.40	$1.53
HypotheticalC		$1,000.00	$1,023.31	$1.52
Fidelity Low Volatility Factor ETF	0.30%
Actual		$1,000.00	$1,023.10	$1.52
HypotheticalC		$1,000.00	$1,023.31	$1.52
Fidelity Momentum Factor ETF	0.30%
Actual		$1,000.00	$1,015.80	$1.51
HypotheticalC		$1,000.00	$1,023.31	$1.52
Fidelity Quality Factor ETF	0.30%
Actual		$1,000.00	$1,011.90	$1.51
HypotheticalC		$1,000.00	$1,023.31	$1.52
Fidelity Value Factor ETF	0.30%
Actual		$1,000.00	$993.80	$1.50
HypotheticalC		$1,000.00	$1,023.31	$1.52

71	Annual Report

Shareholder Expense Example (Unaudited) – continued

A	Annualized expense ratio reflects expenses net of applicable fee waivers.

B	Expense are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

C	5% return per year before expenses.

Annual Report	72

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividend-received deduction for corporate shareholders:

	September 2017	December 2017	March 2018	June 2018
Fidelity Dividend ETF for Rising Rates	66%	66%	100%	100%
Fidelity High Dividend ETF	51%	51%	83%	83%
Fidelity Low Volatility Factor ETF	93%	93%	100%	100%
Fidelity Momentum Factor ETF	100%	100%	100%	100%
Fidelity Quality Factor ETF	96%	96%	100%	100%
Fidelity Value Factor ETF	95%	95%	100%	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	September 2017	December 2017	March 2018	June 2018
Fidelity Dividend ETF for Rising Rates	66%	66%	100%	100%
Fidelity High Dividend ETF	51%	51%	90%	90%
Fidelity Low Volatility Factor ETF	94%	94%	100%	100%
Fidelity Momentum Factor ETF	96%	96%	100%	100%
Fidelity Quality Factor ETF	95%	95%	100%	100%
Fidelity Value Factor ETF	95%	95%	100%	100%

The funds will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

73	Annual Report

Proxy Voting Results

A special meeting of shareholders was held on December 8, 2017. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
James C. Curvey
Affirmative	5,373,295,935.29	96.534
Withheld	192,965,565.88	3.466

TOTAL	5,566,261,501.17	100.000

Dennis J. Dirks
Affirmative	5,384,798,777.80	96.740
Withheld	181,462,723.37	3.260

TOTAL	5,566,261,501.17	100.000

Donald F. Donahue
Affirmative	5,377,488,531.57	96.609
Withheld	188,772,969.60	3.391

TOTAL	5,566,261,501.17	100.000

Alan J. Lacy
Affirmative	5,375,762,700.02	96.578
Withheld	190,498,801.15	3.422

TOTAL	5,566,261,501.17	100.000

Ned C. Lautenbach
Affirmative	5,386,790,303.34	96.453
Withheld	197,471,197.83	3.547

TOTAL	5,566,261,501.17	100.000

Joseph Mauriello
Affirmative	5,373,144,912.99	96.531
Withheld	193,116,588.18	3.469

TOTAL	5,566,261,501.17	100.000

Charles S. Morrison
Affirmative	5,387,562,353.92	96.790
Withheld	178,699,147.25	3.210

TOTAL	5,566,261,501.17	100.000

Cornelia M. Small
Affirmative	5,375,640,910.13	96.576
Withheld	190,620,591.04	3.424

TOTAL	5,566,261,501.17	100.000

Garnett A. Smith
Affirmative	5,372,688,014.12	96.523
Withheld	193,573,487.05	3.477

TOTAL	5,566,261,501.17	100.000

David M. Thomas
Affirmative	5,376,226,536.98	96.586
Withheld	190,034,964.19	3.414

TOTAL	5,566,261,501.17	100.000

Michael E. Wiley
Affirmative	5,376,768,165.19	96.596
Withheld	189,493,335.98	3.404

TOTAL	5,566,261,501.17	100.000

Proposal 1 reflects trust wide proposal and voting results.

Annual Report	74

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75

CPF-ANN-0918 1.9881294.101	855864.1.0

Item 2.	Code of Ethics

As of the end of the period, July 31, 2018, Fidelity Covington Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF, Fidelity MSCI Telecommunication Services Index ETF and Fidelity MSCI Utilities Index ETF:

Services Billed by Deloitte Entities

July 31, 2018 FeesA

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity MSCI Consumer Discretionary Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Consumer Staples Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Energy Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Financials Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Health Care Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Industrials Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Information Technology Index ETF	$14,000	$—	$2,500	$—

Fidelity MSCI Materials Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Real Estate Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Telecommunication Services Index ETF	$14,000	$—	$2,500	$—
Fidelity MSCI Utilities Index ETF	$14,000	$—	$2,500	$—

July 31, 2017 FeesA

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity MSCI Consumer Discretionary Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Consumer Staples Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Energy Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Financials Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Health Care Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Industrials Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Information Technology Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Materials Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Real Estate Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Telecommunication Services Index ETF	$12,000	$—	$2,500	$—
Fidelity MSCI Utilities Index ETF	$12,000	$—	$2,500	$—

A	Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF (together with the funds in the previous table, the “Funds”):

Services Billed by PwC

July 31, 2018 FeesA

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Dividend ETF for Rising Rates	$15,000	$—	$2,000	$600
Fidelity High Dividend ETF	$15,000	$—	$2,000	$600
Fidelity Low Volatility Factor ETF	$15,000	$—	$1,800	$600
Fidelity Momentum Factor ETF	$15,000	$—	$1,800	$600
Fidelity Quality Factor ETF	$15,000	$—	$1,800	$600
Fidelity Value Factor ETF	$15,000	$—	$1,800	$600

July 31, 2017 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Dividend ETF for Rising Rates	$14,000	$400	$2,000	$400
Fidelity High Dividend ETF	$14,000	$400	$2,000	$400
Fidelity Low Volatility Factor ETF	$14,000	$400	$1,800	$400
Fidelity Momentum Factor ETF	$14,000	$400	$1,800	$400
Fidelity Quality Factor ETF	$14,000	$400	$1,800	$400
Fidelity Value Factor ETF	$14,000	$400	$1,800	$400

A	Amounts may reflect rounding.
B

Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF commenced operations on September 12, 2016.

The following tables present fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC or Fidelity Management & Research Company (the “Funds’ Investment Advisers”) and entities controlling, controlled by, or under common control with the Funds’ Investment Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2018A	July 31, 2017A
Audit-Related Fees	$5,000	$—
Tax Fees	$5,000	$25,000
All Other Fees	$—	$—

A	Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2018A	July 31, 2017A,B
Audit-Related Fees	$7,605,000	$6,070,000
Tax Fees	$20,000	$160,000
All Other Fees	$—	$—

A	Amounts may reflect rounding.
B

May include amounts billed prior to the commencement of operations of the Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

*        *         *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, the Funds’ Investment Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2018A	July 31, 2017A,B
Deloitte Entities	$375,000	$ 530,000
PwC	$10,375,000	$7,510,000

A	Amounts may reflect rounding.
B

May include amounts billed prior to the commencement of operations of the Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF and Fidelity Value Factor ETF.

The trust’s audit committee (the “Audit Committee”) has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and the Funds’ Investment Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.	Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of July 31, 2018, the members of the Audit Committee were Joseph Mauriello, Don Donahue and Alan Lacy.

Item 6.	Investments

(a)	Not applicable.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.	Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)	(3)	Not applicable.

(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Covington Trust

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

By:	/s/ John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 26, 2018